UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	December 31, 2021

Date of reporting period:	January 1, 2021 – December 31, 2021

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Message from the Trustees

February 11, 2022

Dear Shareholder:

In 2021, most areas of the stock market had another above-average year as corporate earnings rose amid rapid gross domestic product growth. Bonds, on the other hand, had a subpar year, with inflation causing concern. Financial markets are now adjusting to a shift in monetary policy, as the U.S. Federal Reserve reduces its bond-purchasing program and considers raising interest rates.

In 2022, the evolving Covid-19 pandemic remains challenging. Still, companies have learned to adapt to unexpected hurdles. Trends in consumer spending, employment, and credit conditions have been encouraging. We believe economic conditions may remain supportive for financial markets this year.

As the economy shifts gears, Putnam’s investment professionals will be actively managing your fund and monitoring risks, as the firm has done for more than 80 years.

Thank you for investing with Putnam.

Performance summary (as of 12/31/21)

Investment objective

Long-term return consistent with preservation of capital

Net asset value December 31, 2021

Class IA: $20.05	Class IB: $20.34

Total return at net asset value (as of 12/31/21)

				Putnam
	Class IA	Class IB		Balanced
	shares	shares	Russell 3000	Blended
	(2/1/88)	(4/30/98)	Index	Benchmark*
1 year	14.25%	13.95%	25.66%	13.22%
5 years	62.42	60.34	128.45	73.46
Annualized	10.19	9.90	17.97	11.64
10 years	162.59	155.92	352.85	169.31
Annualized	10.14	9.85	16.30	10.41
Life	1,268.10	1,186.59	3,803.52	—
Annualized	8.02	7.82	11.41	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* The fund’s custom benchmark, the Putnam Balanced Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund.

The Russell 3000® Index is an unmanaged index of the 3,000 largest U.S. companies.

The Putnam Balanced Blended Benchmark is an unmanaged index administered by Putnam Investment Management, LLC, 50% of which is the Russell 3000 Index, 35% of which is the Bloomberg U.S. Aggregate Bond Index, 10% of which is the MSCI EAFE Index (ND), and 5% of which is the JPMorgan Developed High Yield Index. The Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities. The MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. Performance of class IB shares before their inception is derived from the historical performance of class IA shares, adjusted to reflect the higher operating expenses applicable to such shares. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Allocations are shown as a percentage of the fund’s net assets. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

Putnam VT Global Asset Allocation Fund 1

Report from your fund’s managers

How were market conditions for the 12-month reporting period ended December 31, 2021?

Global financial markets had mixed results during the 12-month period. Stocks were buoyed by a recovering economy, the lifting of mobility restrictions in many countries, and fiscal stimulus. However, risks including higher inflation, rising interest rates, China’s weaker economy, and Covid-19 variants percolated through the markets. The S&P 500 Index — a broad measure of U.S. stock performance — gained 28.71%. International stocks, as measured by the MSCI EAFE Index [ND], gained 11.26%.

For most of the year, the Federal Reserve continued asset purchases, helping to keep interest rates low. In the first quarter of 2021, stimulus-fueled growth and inflation expectations drove yields on all but very short-term government debt higher and bond prices lower. Investors feared that inflationary pressures would eventually lead the Fed to raise short-term rates. In late September 2021, the Fed indicated it was ready to scale back asset purchases as soon as November and could lift interest rates in 2022.

In mid-December, the Fed continued to move toward tighter policy conditions with plans to end its bond-buying stimulus program in March 2022, paving the way for higher interest rates. Other global central banks also scaled back stimulus measures late in the year, including the European Central Bank, which further cut its bond purchases under the Pandemic Emergency Purchase Program, due to end in March 2022. The rate-sensitive Bloomberg U.S. Aggregate Bond Index, a measure of investment-grade [IG] fixed income securities, fell 1.54% for the period.

At the end of November and into December, concerns about the Omicron variant of Covid caused increased market volatility. The U.S. Treasury bond yield curve flattened. The Fed’s hawkish pivot pushed up rate-sensitive short-dated bond yields, while the long end of the curve fell due to concerns about the economic impact of rising Covid cases.

How did the fund perform for the 12-month reporting period?

For the 12-month period, the fund’s class IA shares returned 14.25%. The custom Putnam Balanced Blended Benchmark rose 13.22% and the all-stock benchmark, the Russell 3000 Index, rallied 25.66%. The Putnam Balanced Blended Benchmark comprises 50% the Russell 3000 Index, 35% the Bloomberg U.S. Aggregate Bond Index, 10% the MSCI EAFE Index [ND], and 5% the JPMorgan Developed High Yield Index.

What strategies affected performance during the reporting period?

Overall, dynamic asset allocation decisions added value in 2021, with the portfolio adjusting its tactical allocation mix several times over the course of the year. Relative to the custom benchmark, our equity positioning ranged from moderately overweight to overweight during the first half of the year, which lifted performance as stocks soared to new highs due to more stimulus, Covid vaccine progress, and continued signs of economic recovery. We moved the position to neutral at the end of August. An out-of-benchmark commodities position, initiated at the beginning of the year, was also a notable positive contributor. We anticipated that the vaccine rollout, fiscal support, and easy monetary conditions would stimulate significant global demand for commodities. We removed the position in mid-August 2021. In fixed income, our positioning in interest-rate risk and credit risk remained close to the portfolio’s custom benchmark and did not have a significant impact on performance during the year.

Overall, our active implementation decisions slightly lifted performance. Positive contributors included our quantitative U.S. large-cap equity and quantitative international developed equity strategies. In quantitative strategies, our team analyzes stock market history to identify characteristics of stocks [factors] that have excess risk-adjusted returns. During the year, our valuation, short interest, and buybacks factors performed particularly well. Selection within our opportunistic fixed income strategy was slightly additive. Strategic global macroeconomic trades in equities, fixed income, and active currency experienced some weakness and weighed on results.

How were derivatives used during the reporting period?

We used futures to help manage the portfolio’s exposure to market risk, gain exposure to interest rates, equitize cash, and hedge interest-rate and prepayment risks.

What is your near-term outlook for the markets?

In 2021, the global economy continued to recover from the pandemic-induced downturn, driven by substantial monetary and fiscal policy support, pent-up consumer demand, and Covid vaccine progress. Economic data improved and stocks soared to record highs, but volatility crept into markets due to uncertainties surrounding inflation and supply chain issues, central bank policy, and Covid variants. Entering 2022, these uncertainties are still present. We believe the levels of volatility and sentiment currently priced into markets do not adequately account for them. Thus, we are maintaining our tactically neutral posture.

Given the current backdrop, our outlook on equities is neutral. This view is supported by a move past peak earnings growth, narrowing market breadth, and the expectation for higher interest rates. While we maintain a positive disposition toward equities, we feel risks have become more balanced.

In fixed income, our outlook on credit is slightly bullish. High-yield bond index fundamentals have moved back to reasonable levels, in our view, and thus we expect that corporate and structured credit will continue to attract capital in a yield-starved environment. Our outlook on rate-sensitive fixed income is slightly bearish. Real yields are still exceptionally low, and the Fed has signaled that U.S. monetary policy will tighten from this point on. Fed officials are anticipating three rate hikes in 2022.

Our view on commodities is neutral. OPEC+ is focused on increasing supply as the impact on demand from the Omicron variant is expected to be less severe than originally anticipated. Against this backdrop, we continue to have conviction in our investment strategies.

2 Putnam VT Global Asset Allocation Fund

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Consider these risks before investing: Allocation of assets among asset classes may hurt performance. If the quantitative models or data that are used in managing the fund prove to be incorrect or incomplete, investment decisions made in reliance on the models or data may not produce the desired results and the fund may realize losses. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, asset class, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

International investing involves currency, economic, and political risks. Emerging market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are also subject to prepayment risk, which means that they may increase in value less than other bonds when interest rates decline and decline in value more than other bonds when interest rates rise. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Default risk is generally higher for non-qualified mortgages. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. The use of derivatives may increase these risks by increasing investment exposure (which may be considered leverage) or, in the case of over-the-counter instruments, because of the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations.

Our investment techniques, analyses, and judgments may not produce the outcome we intend. The investments we select for the fund may not perform as well as other securities that we do not select for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could have a negative effect on the fund. You can lose money by investing in the fund.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Putnam VT Global Asset Allocation Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The two left-hand columns of the Expenses per $1,000 table show the expenses you would have paid on a $1,000 investment in your fund from 7/1/21 to 12/31/21. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the Expenses per $1,000 table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expense ratios

	Class IA	Class IB
Total annual operating expenses for the fiscal
year ended 12/31/20	0.87%	1.12%
Annualized expense ratio for the six-month
period ended 12/31/21*	0.82%	1.07%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

*For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

Expenses and value for a
	Expenses and value for a		$1,000 investment, assuming
	$1,000 investment, assuming		a hypothetical 5% annualized
	actual returns for the		return for the 6 months
	6 months ended 12/31/21		ended 12/31/21
	Class IA	Class IB	Class IA	Class IB
Expenses paid
per $1,000*†	$4.22	$5.50	$4.18	$5.45
Ending value
(after
expenses)	$1,039.40	$1,037.80	$1,021.07	$1,019.81

*Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/21. The expense ratio may differ for each share class.

†Expenses based on actual returns are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (184); and then dividing that result by the number of days in the year (365). Expenses based on a hypothetical 5% return are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (184); and then dividing that result by the number of days in the year (365).

4 Putnam VT Global Asset Allocation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Global Asset Allocation Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam VT Global Asset Allocation Fund (one of the funds constituting Putnam Variable Trust, referred to hereafter as the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 11, 2022

We have served as the auditor of one or more investment companies in the Putnam Investments family of funds since at least 1957. We have not been able to determine the specific year we began serving as auditor.

Putnam VT Global Asset Allocation Fund 5

The fund’s portfolio 12/31/21

COMMON STOCKS (71.2%)*	Shares	Value

Basic materials (2.4%)
Arkema SA (France)	415	$58,516
Avery Dennison Corp.	882	191,015
Axalta Coating Systems, Ltd. †	4,612	152,749
BHP Group PLC (United Kingdom)	4,862	144,748
BlueScope Steel, Ltd. (Australia)	9,040	138,099
Brenntag AG (Germany)	1,375	124,577
Compagnie De Saint-Gobain (France)	2,266	159,615
Corteva, Inc.	1,747	82,598
Covestro AG (Germany)	1,894	116,872
CRH PLC (Ireland)	2,035	107,780
Dow, Inc.	1,179	66,873
DuPont de Nemours, Inc.	9,045	730,655
Eiffage SA (France)	845	87,025
EVRAZ PLC (United Kingdom)	5,098	41,513
LANXESS AG (Germany)	452	28,046
Nitto Denko Corp. (Japan)	400	30,917
Rio Tinto PLC (United Kingdom)	2,909	192,621
Shin-Etsu Chemical Co., Ltd. (Japan)	600	103,917
WestRock Co.	1,513	67,117
Weyerhaeuser Co. R	12,571	517,674
		3,142,927
Capital goods (4.3%)
AGCO Corp.	1,634	189,577
Allegion PLC (Ireland)	1,560	206,606
Allison Transmission Holdings, Inc.	1,912	69,501
Axon Enterprise, Inc. †	898	140,986
Caterpillar, Inc.	361	74,633
Clean Harbors, Inc. †	769	76,723
CNH Industrial NV (United Kingdom)	7,786	151,315
Crown Holdings, Inc.	1,600	176,992
Cummins, Inc.	1,910	416,647
Daikin Industries, Ltd. (Japan)	600	136,112
Deere & Co.	1,183	405,639
Donaldson Co., Inc.	1,200	71,112
Dover Corp.	447	81,175
Emerson Electric Co.	1,351	125,602
GEA Group AG (Germany)	1,055	57,762
General Dynamics Corp.	2,304	480,315
Honeywell International, Inc.	1,063	221,646
Koito Manufacturing Co., Ltd. (Japan)	800	42,361
Legrand SA (France)	557	65,253
Lockheed Martin Corp.	2,615	929,397
Mitsubishi Electric Corp. (Japan)	4,500	57,063
Nordson Corp.	378	96,492
Parker Hannifin Corp.	1,873	595,839
Republic Services, Inc.	2,078	289,777
Sandvik AB (Sweden)	5,575	155,845
Textron, Inc.	2,730	210,756
Toro Co. (The)	800	79,928
Toshiba Corp. (Japan)	300	12,337
		5,617,391
Communication services (1.6%)
American Tower Corp. R	378	110,565
AT&T, Inc.	7,369	181,277
Comcast Corp. Class A	7,411	372,996
KDDI Corp. (Japan)	5,500	160,759
Koninklijke KPN NV (Netherlands)	23,120	71,859

COMMON STOCKS (71.2%)* cont.	Shares	Value

Communication services cont.
Telstra Corp., Ltd. (Australia)	47,361	$144,059
Verizon Communications, Inc.	20,128	1,045,851
		2,087,366
Computers (6.5%)
Apple, Inc.	30,845	5,477,147
Cisco Systems, Inc./California	14,992	950,043
Dropbox, Inc. Class A †	7,173	176,025
Fortinet, Inc. †	2,418	869,029
Fujitsu, Ltd. (Japan)	500	85,669
ServiceNow, Inc. †	107	69,455
Snowflake, Inc. Class A †	837	283,534
Synopsys, Inc. †	1,704	627,924
		8,538,826
Conglomerates (0.3%)
3M Co.	390	69,276
AMETEK, Inc.	2,101	308,931
		378,207
Consumer cyclicals (9.5%)
Amazon.com, Inc. †	837	2,790,843
Aristocrat Leisure, Ltd. (Australia)	2,917	92,514
Benefit One, Inc. (Japan)	300	12,872
Berkeley Group Holdings PLC (The)
(United Kingdom)	624	40,330
Booking Holdings, Inc. †	31	74,376
Brambles, Ltd. (Australia)	5,938	45,933
Brunswick Corp.	1,631	164,291
CIE Generale Des Etablissements Michelin
SCA (France)	301	49,399
CK Hutchison Holdings, Ltd. (Hong Kong)	7,000	45,171
Daiwa House Industry Co., Ltd. (Japan)	2,800	80,529
Entain PLC (United Kingdom) †	6,223	141,761
FactSet Research Systems, Inc.	108	52,489
Ford Motor Co.	53,980	1,121,165
Gartner, Inc. †	1,498	500,811
Hermes International (France)	94	164,381
iHeartMedia, Inc. Class A †	214	4,503
Industria de Diseno Textil SA (Inditex) (Spain)	1,525	49,534
Interpublic Group of Cos., Inc. (The)	4,314	161,559
JD Sports Fashion PLC (United Kingdom)	18,748	55,270
La Francaise des Jeux SAEM (France)	860	38,127
LVMH Moet Hennessy Louis Vuitton SA (France)	50	41,384
Marriott International, Inc./MD Class A †	3,111	514,062
New York Times Co. Class A	1,488	71,870
Nintendo Co., Ltd. (Japan)	400	186,575
Nitori Holdings Co., Ltd. (Japan)	600	89,729
O’Reilly Automotive, Inc. †	998	704,818
Pandora A/S (Denmark)	839	104,733
PayPal Holdings, Inc. †	1,367	257,789
Porsche Automobil Holding SE
(Preference) (Germany)	1,149	109,151
Publicis Groupe SA (France)	2,118	142,751
Ross Stores, Inc.	781	89,253
Ryohin Keikaku Co., Ltd. (Japan)	1,300	19,825
SGS SA (Switzerland)	31	103,662
Sofina SA (Belgium)	45	22,132
Sony Group Corp. (Japan)	2,000	252,819
Stellantis NV (Italy)	8,431	160,087
Tapestry, Inc.	8,711	353,667
Target Corp.	4,385	1,014,864
Tesla, Inc. †	370	391,009
TJX Cos., Inc. (The)	5,270	400,098
Toyota Motor Corp. (Japan)	1,200	22,152

6 Putnam VT Global Asset Allocation Fund

COMMON STOCKS (71.2%)* cont.	Shares	Value

Consumer cyclicals cont.
Volkswagen AG (Preference) (Germany)	148	$29,905
Volvo AB (Sweden)	5,227	121,272
Walmart, Inc.	8,548	1,236,810
Wesfarmers, Ltd. (Australia)	3,962	170,958
Wyndham Hotels & Resorts, Inc.	1,072	96,105
		12,393,338
Consumer staples (5.3%)
Carlsberg A/S Class B (Denmark)	277	47,898
Coca-Cola Co. (The)	12,157	719,816
Coca-Cola Europacific Partners PLC
(United Kingdom)	373	20,862
Coca-Cola HBC AG (Switzerland)	1,782	61,627
Coles Group, Ltd. (Australia)	9,454	123,423
Colgate-Palmolive Co.	8,674	740,239
Copart, Inc. †	2,299	348,574
Darden Restaurants, Inc.	1,662	250,364
Diageo PLC (United Kingdom)	3,560	194,480
Ferguson PLC (United Kingdom)	985	174,722
Imperial Brands PLC (United Kingdom)	5,294	115,833
ITOCHU Corp. (Japan)	2,000	61,174
Koninklijke Ahold Delhaize NV (Netherlands)	4,521	155,110
L’Oreal SA (France)	467	221,684
ManpowerGroup, Inc.	924	89,933
McDonald’s Corp.	2,675	717,087
Nestle SA (Switzerland)	1,395	195,104
Netflix, Inc. †	103	62,051
Nissin Food Products Co., Ltd. (Japan)	300	21,852
PepsiCo, Inc.	1,138	197,682
Philip Morris International, Inc.	10,390	987,050
Procter & Gamble Co. (The)	5,128	838,838
Starbucks Corp.	2,543	297,455
Swedish Match AB (Sweden)	7,754	61,801
Tyson Foods, Inc. Class A	1,050	91,518
Unilever PLC (United Kingdom)	579	30,921
Yakult Honsha Co., Ltd. (Japan)	1,000	52,092
		6,879,190
Electronics (3.8%)
Agilent Technologies, Inc.	250	39,913
Brother Industries, Ltd. (Japan)	2,000	38,448
Cirrus Logic, Inc. †	955	87,879
Garmin, Ltd.	2,153	293,174
Hoya Corp. (Japan)	1,100	163,102
Intel Corp.	1,391	71,637
National Instruments Corp.	1,998	87,253
nVent Electric PLC (United Kingdom)	1,373	52,174
NVIDIA Corp.	8,337	2,451,995
Omron Corp. (Japan)	800	79,714
Qualcomm, Inc.	8,270	1,512,335
Shimadzu Corp. (Japan)	2,200	92,868
Thales SA (France)	144	12,263
		4,982,755
Energy (1.6%)
BP PLC (United Kingdom)	30,068	134,509
Chevron Corp.	3,168	371,765
DCC PLC (Ireland)	324	26,532
Equinor ASA (Norway)	5,706	152,846
Exxon Mobil Corp.	6,700	409,973
Halliburton Co.	6,967	159,335
Marathon Petroleum Corp.	4,380	280,276
MWO Holdings, LLC (Units) F	15	38

COMMON STOCKS (71.2%)* cont.	Shares	Value

Energy cont.
Oasis Petroleum, Inc.	166	$20,914
Royal Dutch Shell PLC Class B (United Kingdom)	11,643	255,680
Schlumberger, Ltd.	1,293	38,725
Targa Resources Corp.	3,778	197,363
		2,047,956
Financials (10.3%)
3i Group PLC (United Kingdom)	4,514	88,533
Aflac, Inc.	3,367	196,599
Allianz SE (Germany)	870	205,676
Allstate Corp. (The)	1,698	199,770
Ally Financial, Inc.	7,623	362,931
Ameriprise Financial, Inc.	1,619	488,388
Athene Holding, Ltd. Class A †	3,207	267,239
AvalonBay Communities, Inc. R	326	82,344
Aviva PLC (United Kingdom)	18,033	100,173
Banco Bilbao Vizcaya Argenta (Spain)	24,181	144,533
Bank Leumi Le-Israel BM (Israel)	12,866	138,429
BOC Hong Kong Holdings, Ltd. (Hong Kong)	18,000	58,993
Brixmor Property Group, Inc. R	3,274	83,192
Capital One Financial Corp.	711	103,159
CBRE Group, Inc. Class A †	3,381	366,872
Citigroup, Inc.	20,750	1,253,093
CK Asset Holdings, Ltd. (Hong Kong)	17,133	108,044
CubeSmart R	4,641	264,119
Dai-ichi Life Holdings, Inc. (Japan)	3,800	76,772
DBS Group Holdings, Ltd. (Singapore)	6,800	164,636
Dexus Property Group (Australia) R	5,356	43,344
Discover Financial Services	370	42,757
East West Bancorp, Inc.	1,853	145,794
Equitable Holdings, Inc.	7,117	233,366
Equity Lifestyle Properties, Inc. R	926	81,173
Fidelity National Financial, Inc.	3,400	177,412
First Industrial Realty Trust, Inc. R	2,028	134,254
Gaming and Leisure Properties, Inc. R	2,750	133,815
Gjensidige Forsikring ASA (Norway)	903	21,943
Goldman Sachs Group, Inc. (The)	3,478	1,330,509
Goodman Group (Australia) R	8,470	163,558
Iida Group Holdings Co., Ltd. (Japan)	1,500	34,801
Investor AB Class B (Sweden)	5,899	148,679
Invitation Homes, Inc. R	1,889	85,647
Israel Discount Bank, Ltd. Class A (Israel)	10,418	70,169
Jones Lang LaSalle, Inc. †	712	191,770
JPMorgan Chase & Co.	12,302	1,948,022
Lamar Advertising Co. Class A R	1,069	129,670
Life Storage, Inc. R	1,295	198,368
Link REIT (The) (Hong Kong) R	1,300	11,452
LPL Financial Holdings, Inc.	943	150,965
MetLife, Inc.	12,227	764,065
Mizrahi Tefahot Bank, Ltd. (Israel)	310	11,965
Morgan Stanley	2,075	203,682
NN Group NV (Netherlands)	282	15,286
OneMain Holdings, Inc.	2,802	140,212
Orion Office REIT, Inc. †	3,383	63,161
Partners Group Holding AG (Switzerland)	97	161,010
Public Storage R	244	91,393
Reinsurance Group of America, Inc.	454	49,708
SEI Investments Co.	991	60,392
Simon Property Group, Inc. R	330	52,724
Skandinaviska Enskilda Banken AB (Sweden)	6,646	92,561
SLM Corp.	7,934	156,062

Putnam VT Global Asset Allocation Fund 7

COMMON STOCKS (71.2%)* cont.	Shares	Value

Financials cont.
Sumitomo Mitsui Financial Group, Inc. (Japan)	4,600	$157,234
Sumitomo Realty & Development Co.,
Ltd. (Japan)	700	20,589
SVB Financial Group †	207	140,396
Synchrony Financial	8,304	385,223
UBS Group AG (Switzerland)	9,751	175,715
United Overseas Bank, Ltd. (Singapore)	6,500	129,803
Unum Group	3,372	82,850
W.R. Berkley Corp.	1,547	127,457
Zurich Insurance Group AG (Switzerland)	112	49,215
		13,361,666
Government (—%)
Poste Italiane SpA (Italy)	1,925	25,291
		25,291
Health care (8.8%)
10x Genomics, Inc. Class A †	1,600	238,336
Abbott Laboratories	8,269	1,163,779
AbbVie, Inc.	2,617	354,342
Align Technology, Inc. †	1,201	789,273
AmerisourceBergen Corp.	1,768	234,950
Amgen, Inc.	308	69,291
Anthem, Inc.	101	46,818
Bio-Techne Corp.	172	88,982
Biogen, Inc. †	1,556	373,316
Boston Scientific Corp. †	1,652	70,177
Bristol-Myers Squibb Co.	23,642	1,474,079
Edwards Lifesciences Corp. †	4,403	570,409
Eli Lilly and Co.	295	81,485
Fisher & Paykel Healthcare Corp., Ltd.
(New Zealand)	1,103	24,735
Getinge AB Class B (Sweden)	1,528	66,810
GlaxoSmithKline PLC (United Kingdom)	5,908	128,476
Incyte Corp. †	4,757	349,164
Ipsen SA (France)	287	26,303
IQVIA Holdings, Inc. †	1,486	419,260
Laboratory Corp. of America Holdings †	474	148,936
McKesson Corp.	2,702	671,636
Medtronic PLC	4,293	444,111
Merck & Co., Inc.	11,487	880,364
Merck KGaA (Germany)	618	159,716
Moderna, Inc. †	1,653	419,829
Molina Healthcare, Inc. †	667	212,159
Novartis AG (Switzerland)	3,202	282,108
Novo Nordisk A/S Class B (Denmark)	2,443	274,892
Roche Holding AG (Switzerland)	872	362,791
Sartorius Stedim Biotech (France)	135	74,144
Service Corp. International	1,132	80,361
Sonic Healthcare, Ltd. (Australia)	3,966	134,717
Vertex Pharmaceuticals, Inc. †	3,155	692,838
		11,408,587
Semiconductor (0.5%)
Applied Materials, Inc.	1,986	312,517
ASML Holding NV (Netherlands)	306	246,201
Tokyo Electron, Ltd. (Japan)	200	114,491
		673,209
Software (6.0%)
Adobe, Inc. †	1,791	1,015,604
Atlassian Corp PLC Class A (Australia) †	1,318	502,540
Cadence Design Systems, Inc. †	3,136	584,394
Electronic Arts, Inc.	538	70,962
Intuit, Inc.	2,206	1,418,943

COMMON STOCKS (71.2%)* cont.	Shares	Value

Software cont.
Manhattan Associates, Inc. †	804	$125,014
Microsoft Corp.	9,724	3,270,376
Sage Group PLC (The) (United Kingdom)	9,258	106,841
Square Enix Holdings Co., Ltd. (Japan)	1,600	82,073
Veeva Systems, Inc. Class A †	2,011	513,770
Workday, Inc. Class A †	318	86,871
		7,777,388
Technology (0.1%)
SoftBank Group Corp. (Japan)	2,000	94,499
		94,499
Technology services (6.7%)
Accenture PLC Class A	4,200	1,741,110
Alphabet, Inc. Class A †	1,444	4,183,326
Capgemini SE (France)	472	115,804
DocuSign, Inc. †	1,789	272,483
Fidelity National Information Services, Inc.	3,272	357,139
Kyndryl Holdings, Inc. †	108	1,955
Meta Platforms, Inc. Class A †	1,921	646,128
Nomura Research Institute, Ltd. (Japan)	3,100	132,015
Pinterest, Inc. Class A †	13,829	502,684
Roku, Inc. †	1,892	431,754
SCSK Corp. (Japan)	1,200	23,882
Zebra Technologies Corp. Class A †	499	297,005
		8,705,285
Transportation (1.3%)
A. P. Moeller-Maersck A/S Class B (Denmark)	14	50,260
CSX Corp.	18,328	689,133
Deutsche Post AG (Germany)	2,874	185,002
Nippon Yusen KK (Japan)	1,800	137,099
Ryder System, Inc.	1,036	85,397
Union Pacific Corp.	1,130	284,681
United Parcel Service, Inc. Class B	670	143,608
Yamato Holdings Co., Ltd. (Japan)	2,200	51,591
		1,626,771
Utilities and power (2.2%)
AES Corp. (The)	12,857	312,425
American Electric Power Co., Inc.	4,982	443,249
CLP Holdings, Ltd. (Hong Kong)	9,000	90,895
E.ON SE (Germany)	2,660	36,922
Electricite De France SA (France)	5,617	66,060
Exelon Corp.	11,994	692,773
FirstEnergy Corp.	1,952	81,184
Fortum OYJ (Finland)	4,778	146,819
Kinder Morgan, Inc.	12,350	195,871
Osaka Gas Co., Ltd. (Japan)	2,200	36,430
Public Service Enterprise Group, Inc.	1,118	74,604
Southern Co. (The)	8,156	559,338
Suez SA (France)	1,542	34,778
Texas Competitive Electric Holdings Co., LLC/
TCEH Finance, Inc. (Rights)	1,923	2,500
Tokyo Gas Co., Ltd. (Japan)	6,500	116,832
		2,890,680

Total common stocks (cost $61,983,726)		$92,631,332

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (14.3%)*	amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.8%)
Government National Mortgage Association
Pass-Through Certificates
6.50%, with due dates from 5/20/37 to 11/20/39	$140,785	$163,977
3.00%, TBA, 1/1/52	2,000,000	2,070,400

8 Putnam VT Global Asset Allocation Fund

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (14.3%)* cont.	amount	Value

U.S. Government Guaranteed Mortgage Obligations cont.
Government National Mortgage Association
Pass-Through Certificates
3.00%, with due dates from 8/20/49 to 4/20/51	$1,341,170	$1,388,130
		3,622,507
U.S. Government Agency Mortgage Obligations (11.5%)
Federal Home Loan Mortgage Corporation
Pass-Through Certificates 3.00%, 1/1/48	781,910	814,756
Federal National Mortgage Association
Pass-Through Certificates
4.00%, 1/1/57	44,364	48,813
4.00%, 1/1/49	139,116	147,937
3.00%, with due dates from 4/1/46 to 11/1/48	527,210	550,344
2.50%, with due dates from 5/1/51 to 7/1/51	1,908,019	1,955,766
Uniform Mortgage-Backed Securities
6.00%, TBA, 1/1/52	1,000,000	1,080,307
4.50%, TBA, 1/1/52	1,000,000	1,071,875
3.50%, TBA, 2/1/52	1,000,000	1,051,797
3.50%, TBA, 1/1/52	2,000,000	2,106,250
2.50%, TBA, 2/1/52	2,000,000	2,037,110
2.50%, TBA, 1/1/52	2,000,000	2,042,188
2.50%, TBA, 1/1/37	2,000,000	2,069,063
		14,976,206
Total U.S. government and agency mortgage obligations
(cost $18,530,652)		$18,598,713

	Principal
CORPORATE BONDS AND NOTES (14.2%)*	amount	Value

Basic materials (0.8%)
ArcelorMittal SA sr. unsec. unsub. notes 7.00%,
10/15/39 (France)	$15,000	$20,663
Beacon Roofing Supply, Inc. 144A company
guaranty sr. notes 4.50%, 11/15/26	5,000	5,177
Beacon Roofing Supply, Inc. 144A sr. unsec.
unsub. notes 4.125%, 5/15/29	5,000	4,997
Big River Steel, LLC/BRS Finance Corp. 144A sr.
notes 6.625%, 1/31/29	8,000	8,650
Boise Cascade Co. 144A company guaranty sr.
unsec. notes 4.875%, 7/1/30	10,000	10,550
Builders FirstSource, Inc. 144A company
guaranty sr. unsec. bonds 4.25%, 2/1/32	5,000	5,176
Builders FirstSource, Inc. 144A sr. notes
6.75%, 6/1/27	7,000	7,385
BWAY Holding Co. 144A sr. unsec. notes
7.25%, 4/15/25	10,000	10,025
Celanese US Holdings, LLC company guaranty
sr. unsec. notes 1.40%, 8/5/26 (Germany)	15,000	14,636
CF Industries, Inc. company guaranty sr. unsec.
bonds 4.95%, 6/1/43	89,000	107,023
Coeur Mining, Inc. 144A company guaranty sr.
unsec. notes 5.125%, 2/15/29	5,000	4,582
Compass Minerals International, Inc.
144A company guaranty sr. unsec. notes
6.75%, 12/1/27	15,000	15,882
Compass Minerals International, Inc.
144A company guaranty sr. unsec. notes
4.875%, 7/15/24	30,000	30,637
CP Atlas Buyer, Inc. 144A sr. unsec. notes
7.00%, 12/1/28	5,000	4,975
Freeport-McMoRan, Inc. company guaranty sr.
unsec. bonds 4.625%, 8/1/30 (Indonesia)	5,000	5,363
Freeport-McMoRan, Inc. company guaranty sr.
unsec. notes 4.375%, 8/1/28 (Indonesia)	10,000	10,488

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Basic materials cont.
GCP Applied Technologies, Inc. 144A sr. unsec.
notes 5.50%, 4/15/26	$25,000	$25,625
Glencore Funding, LLC 144A company guaranty
sr. unsec. notes 2.50%, 9/1/30	54,000	52,294
Graphic Packaging International, LLC
144A company guaranty sr. unsec. notes
3.75%, 2/1/30	5,000	5,054
Graphic Packaging International, LLC
144A company guaranty sr. unsec. notes
3.50%, 3/1/29	5,000	4,963
HudBay Minerals, Inc. 144A company guaranty
sr. unsec. notes 4.50%, 4/1/26 (Canada)	5,000	4,994
HudBay Minerals, Inc. 144A company guaranty
sr. unsec. notes 6.125%, 4/1/29 (Canada)	5,000	5,302
Huntsman International, LLC sr. unsec. bonds
2.95%, 6/15/31	15,000	15,210
Huntsman International, LLC sr. unsec. notes
4.50%, 5/1/29	40,000	44,215
Ingevity Corp. 144A company guaranty sr. unsec.
notes 3.875%, 11/1/28	10,000	9,775
Intelligent Packaging Holdco Issuer LP 144A sr.
unsec. notes 9.00%, 1/15/26 (Canada) ‡‡	5,000	5,238
Intelligent Packaging, Ltd., Finco, Inc./Intelligent
Packaging, Ltd. Co-Issuer, LLC 144A sr. notes
6.00%, 9/15/28 (Canada)	5,000	5,138
International Flavors & Fragrances, Inc. sr. unsec.
notes 4.45%, 9/26/28	23,000	26,037
International Flavors & Fragrances, Inc.
144A company guaranty sr. unsec. bonds
3.468%, 12/1/50	7,000	7,333
International Flavors & Fragrances, Inc. 144A sr.
unsec. notes 2.30%, 11/1/30	19,000	18,631
Kraton Polymers, LLC 144A company guaranty
sr. unsec. notes 4.25%, 12/15/25	10,000	10,351
Louisiana-Pacific Corp. 144A sr. unsec. notes
3.625%, 3/15/29	10,000	10,199
Mauser Packaging Solutions Holding Co. 144A sr.
notes 8.50%, 4/15/24	5,000	5,150
Mauser Packaging Solutions Holding Co. 144A sr.
notes 5.50%, 4/15/24	10,000	10,092
Mercer International, Inc. sr. unsec. notes 5.50%,
1/15/26 (Canada)	10,000	10,125
Mercer International, Inc. sr. unsec. notes
5.125%, 2/1/29 (Canada)	10,000	10,214
Novelis Corp. 144A company guaranty sr. unsec.
notes 4.75%, 1/30/30	25,000	26,281
Nutrien, Ltd. sr. unsec. bonds 5.25%,
1/15/45 (Canada)	20,000	26,569
Nutrien, Ltd. sr. unsec. bonds 4.125%,
3/15/35 (Canada)	25,000	28,406
SCIH Salt Holdings, Inc. 144A sr. notes
4.875%, 5/1/28	5,000	4,800
SCIH Salt Holdings, Inc. 144A sr. unsec. notes
6.625%, 5/1/29	10,000	9,350
Sherwin-Williams Co. (The) sr. unsec. unsub.
bonds 3.45%, 6/1/27	35,000	37,866
Taseko Mines, Ltd. 144A company guaranty sr.
notes 7.00%, 2/15/26 (Canada)	10,000	10,400
TMS International Holding Corp. 144A sr. unsec.
notes 6.25%, 4/15/29	15,000	14,925
Trinseo Materials Operating SCA/Trinseo
Materials Finance, Inc. 144A company guaranty
sr. unsec. notes 5.125%, 4/1/29 (Luxembourg)	10,000	10,200

Putnam VT Global Asset Allocation Fund 9

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Basic materials cont.
Tronox, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 3/15/29	$20,000	$19,975
Univar Solutions USA, Inc. 144A company
guaranty sr. unsec. notes 5.125%, 12/1/27	10,000	10,435
Westlake Chemical Corp. sr. unsec. bonds
3.125%, 8/15/51	77,000	74,158
Westlake Chemical Corp. sr. unsec. bonds
2.875%, 8/15/41	38,000	36,969
WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 8.20%, 1/15/30	30,000	41,592
WestRock MWV, LLC company guaranty sr.
unsec. unsub. notes 7.95%, 2/15/31	10,000	14,099
Weyerhaeuser Co. sr. unsec. unsub. notes
7.375%, 3/15/32 R	39,000	54,867
WR Grace Holdings, LLC 144A company guaranty
sr. notes 5.625%, 10/1/24	10,000	10,526
WR Grace Holdings, LLC 144A company guaranty
sr. notes 4.875%, 6/15/27	10,000	10,271
WR Grace Holdings, LLC 144A sr. unsec. notes
5.625%, 8/15/29	10,000	10,238
		1,004,076
Capital goods (0.8%)
Allison Transmission, Inc. 144A company
guaranty sr. unsec. bonds 3.75%, 1/30/31	5,000	4,875
Allison Transmission, Inc. 144A company
guaranty sr. unsec. notes 4.75%, 10/1/27	20,000	20,830
Amsted Industries, Inc. 144A company guaranty
sr. unsec. sub. notes 5.625%, 7/1/27	10,000	10,400
Amsted Industries, Inc. 144A sr. unsec. bonds
4.625%, 5/15/30	5,000	5,125
Berry Global, Inc. 144A company guaranty sr.
notes 1.65%, 1/15/27	25,000	24,422
Berry Global, Inc. 144A company guaranty sr.
notes 1.57%, 1/15/26	46,000	45,012
Boeing Co. (The) sr. unsec. bonds 5.93%, 5/1/60	40,000	55,508
Bombardier, Inc. 144A sr. unsec. notes 7.875%,
4/15/27 (Canada)	10,000	10,371
Bombardier, Inc. 144A sr. unsec. notes 7.125%,
6/15/26 (Canada)	5,000	5,187
Bombardier, Inc. 144A sr. unsec. notes 6.00%,
2/15/28 (Canada)	5,000	5,015
Clarios Global LP 144A company guaranty sr.
notes 6.75%, 5/15/25	9,000	9,428
Crown Cork & Seal Co., Inc. company guaranty sr.
unsec. bonds 7.375%, 12/15/26	10,000	12,063
General Dynamics Corp. company guaranty sr.
unsec. unsub. notes 2.25%, 11/15/22	30,000	30,307
GFL Environmental, Inc. 144A company guaranty
sr. notes 3.50%, 9/1/28 (Canada)	5,000	4,950
GFL Environmental, Inc. 144A company guaranty
sr. unsec. notes 4.75%, 6/15/29 (Canada)	5,000	5,050
GFL Environmental, Inc. 144A company guaranty
sr. unsec. notes 4.00%, 8/1/28 (Canada)	5,000	4,900
GFL Environmental, Inc. 144A sr. notes 5.125%,
12/15/26 (Canada)	10,000	10,400
Granite US Holdings Corp. 144A company
guaranty sr. unsec. notes 11.00%, 10/1/27	10,000	10,875
Great Lakes Dredge & Dock Corp. 144A company
guaranty sr. unsec. notes 5.25%, 6/1/29	10,000	10,300
Honeywell International, Inc. sr. unsec. bonds
3.812%, 11/21/47	55,000	65,678
Howmet Aerospace, Inc. sr. unsec. unsub. notes
3.00%, 1/15/29	25,000	25,034

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Capital goods cont.
Husky III Holding, Ltd. 144A sr. unsec. notes
13.00%, 2/15/25 (Canada) ‡‡	$15,000	$15,750
Johnson Controls International PLC sr. unsec.
bonds 4.95%, 7/2/64	65,000	84,366
Johnson Controls International PLC sr. unsec.
unsub. bonds 4.50%, 2/15/47	6,000	7,271
L3Harris Technologies, Inc. sr. unsec. bonds
1.80%, 1/15/31	5,000	4,772
L3Harris Technologies, Inc. sr. unsec. notes
3.85%, 12/15/26	24,000	26,099
L3Harris Technologies, Inc. sr. unsec. sub. notes
4.40%, 6/15/28	18,000	20,203
LSF11 A5 HoldCo., LLC 144A sr. unsec. notes
6.625%, 10/15/29	15,000	14,775
Madison IAQ, LLC 144A sr. notes 4.125%, 6/30/28	5,000	5,013
Madison IAQ, LLC 144A sr. unsec. notes
5.875%, 6/30/29	10,000	10,000
MajorDrive Holdings IV, LLC 144A sr. unsec. notes
6.375%, 6/1/29	25,000	24,188
Northrop Grumman Corp. sr. unsec. unsub.
notes 3.25%, 1/15/28	60,000	64,213
Oshkosh Corp. sr. unsec. sub. notes
4.60%, 5/15/28	9,000	10,143
Oshkosh Corp. sr. unsec. unsub. notes
3.10%, 3/1/30	2,000	2,078
OT Merger Corp. 144A sr. unsec. notes
7.875%, 10/15/29	15,000	14,756
Otis Worldwide Corp. sr. unsec. notes
2.565%, 2/15/30	15,000	15,216
Panther BF Aggregator 2 LP/Panther Finance
Co., Inc. 144A company guaranty sr. unsec. notes
8.50%, 5/15/27	10,000	10,600
Park-Ohio Industries, Inc. company guaranty sr.
unsec. notes 6.625%, 4/15/27	15,000	14,558
PM General Purchaser, LLC 144A sr. notes
9.50%, 10/1/28	10,000	10,132
Raytheon Technologies Corp. sr. unsec. bonds
4.875%, 10/15/40	20,000	25,253
Raytheon Technologies Corp. sr. unsec. unsub.
notes 4.125%, 11/16/28	5,000	5,593
Roller Bearing Co. of America, Inc. 144A sr. notes
4.375%, 10/15/29	5,000	5,100
Sensata Technologies BV 144A company
guaranty sr. unsec. notes 4.00%, 4/15/29	10,000	10,188
Staples, Inc. 144A sr. notes 7.50%, 4/15/26	25,000	25,688
Stevens Holding Co, Inc. 144A company
guaranty sr. unsec. notes 6.125%, 10/1/26	20,000	21,325
Terex Corp. 144A company guaranty sr. unsec.
notes 5.00%, 5/15/29	5,000	5,138
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 6.375%, 6/15/26	10,000	10,275
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 5.50%, 11/15/27	15,000	15,450
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 4.875%, 5/1/29	10,000	10,043
TransDigm, Inc. company guaranty sr. unsec.
sub. notes 4.625%, 1/15/29	10,000	9,967
TransDigm, Inc. 144A company guaranty sr.
notes 6.25%, 3/15/26	50,000	51,969
Vertiv Group Corp. 144A company guaranty sr.
notes 4.125%, 11/15/28	5,000	5,050
Waste Connections, Inc. sr. unsec. sub. bonds
3.50%, 5/1/29	30,000	32,440

10 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Capital goods cont.
Waste Pro USA, Inc. 144A sr. unsec. notes
5.50%, 2/15/26	$20,000	$19,900
WESCO Distribution, Inc. 144A company
guaranty sr. unsec. unsub. notes 7.25%, 6/15/28	10,000	10,963
		994,205
Communication services (1.8%)
American Tower Corp. sr. unsec. bonds
2.70%, 4/15/31 R	74,000	74,225
American Tower Corp. sr. unsec. sub. notes
2.75%, 1/15/27 R	100,000	103,068
AT&T, Inc. sr. unsec. bonds 3.55%, 9/15/55	61,000	61,222
AT&T, Inc. sr. unsec. unsub. bonds 4.35%, 3/1/29	7,000	7,863
AT&T, Inc. sr. unsec. unsub. bonds 2.55%, 12/1/33	187,000	182,894
AT&T, Inc. sr. unsec. unsub. bonds 2.25%, 2/1/32	33,000	31,889
AT&T, Inc. sr. unsec. unsub. notes 4.75%, 5/15/46	77,000	92,988
CCO Holdings, LLC/CCO Holdings Capital Corp.
sr. unsec. bonds 4.50%, 5/1/32	10,000	10,288
CCO Holdings, LLC/CCO Holdings Capital
Corp. 144A company guaranty sr. unsec. bonds
5.50%, 5/1/26	7,000	7,211
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 5.375%, 6/1/29	30,000	32,374
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 4.75%, 3/1/30	10,000	10,400
CCO Holdings, LLC/CCO Holdings Capital Corp.
144A sr. unsec. bonds 4.50%, 8/15/30	5,000	5,116
Charter Communications Operating,
LLC/Charter Communications Operating
Capital Corp. company guaranty sr. notes
3.75%, 2/15/28	2,000	2,143
Charter Communications Operating,
LLC/Charter Communications Operating
Capital Corp. company guaranty sr. notes
2.25%, 1/15/29	25,000	24,392
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. sub. bonds
6.484%, 10/23/45	3,000	4,097
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. sub. bonds
4.80%, 3/1/50	10,000	11,196
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. sr. bonds 3.70%, 4/1/51	110,000	106,347
Charter Communications Operating, LLC/
Charter Communications Operating Capital
Corp. company guaranty sr. sub. bonds
5.375%, 5/1/47	44,000	52,519
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.999%, 11/1/49	7,000	8,111
Comcast Corp. company guaranty sr. unsec.
unsub. bonds 3.969%, 11/1/47	92,000	105,459
Comcast Corp. company guaranty sr. unsec.
unsub. notes 6.50%, 11/15/35	4,000	5,742
Comcast Corp. sr. unsec. bonds 3.45%, 2/1/50	19,000	20,289
Comcast Corp. 144A company guaranty sr.
unsec. bonds 2.887%, 11/1/51	16,000	15,488
CommScope Technologies, LLC 144A company
guaranty sr. unsec. notes 6.00%, 6/15/25	3,000	3,000
Cox Communications, Inc. 144A company
guaranty sr. unsec. bonds 2.95%, 10/1/50	32,000	29,875

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Communication services cont.
Cox Communications, Inc. 144A sr. unsec. bonds
3.50%, 8/15/27	$25,000	$26,855
Crown Castle International Corp. sr. unsec.
bonds 3.80%, 2/15/28 R	25,000	27,202
Crown Castle International Corp. sr. unsec.
bonds 3.65%, 9/1/27 R	34,000	36,525
Crown Castle International Corp. sr. unsec.
unsub. bonds 3.70%, 6/15/26 R	35,000	37,496
CSC Holdings, LLC sr. unsec. unsub. bonds
5.25%, 6/1/24	63,000	65,520
Deutsche Telekom International Finance
BV company guaranty sr. unsec. unsub. bonds
8.75%, 6/15/30 (Netherlands)	73,000	106,103
DIRECTV Holdings, LLC/DIRECTV Financing Co.,
Inc. 144A sr. notes 5.875%, 8/15/27	5,000	5,119
DISH DBS Corp. company guaranty sr. unsec.
notes 7.75%, 7/1/26	10,000	10,550
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.875%, 11/15/24	10,000	10,273
DISH DBS Corp. company guaranty sr. unsec.
unsub. notes 5.125%, 6/1/29	10,000	9,100
DISH DBS Corp. 144A company guaranty sr.
notes 5.75%, 12/1/28	10,000	10,100
DISH DBS Corp. 144A company guaranty sr.
notes 5.25%, 12/1/26	5,000	5,079
Embarq Corp. sr. unsec. unsub. bonds
7.995%, 6/1/36	15,000	16,800
Equinix, Inc. sr. unsec. sub. notes
3.20%, 11/18/29 R	25,000	26,277
Equinix, Inc. sr. unsec. sub. notes
2.90%, 11/18/26 R	80,000	82,877
Frontier Communications Corp. 144A company
guaranty sr. notes 5.875%, 10/15/27	5,000	5,288
Frontier Communications Corp. 144A notes
6.75%, 5/1/29	15,000	15,600
Level 3 Financing, Inc. 144A company guaranty
sr. unsec. notes 4.625%, 9/15/27	30,000	30,600
Level 3 Financing, Inc. 144A company guaranty
sr. unsec. notes 4.25%, 7/1/28	10,000	9,900
Level 3 Financing, Inc. 144A company guaranty
sr. unsec. unsub. notes 3.625%, 1/15/29	5,000	4,750
Rogers Communications, Inc. company
guaranty sr. unsec. unsub. notes 4.50%,
3/15/43 (Canada)	85,000	96,406
Sprint Capital Corp. company guaranty sr.
unsec. unsub. notes 6.875%, 11/15/28	45,000	56,925
Sprint Corp. company guaranty sr. unsec. notes
7.625%, 3/1/26	10,000	12,006
Sprint Corp. company guaranty sr. unsec. sub.
notes 7.875%, 9/15/23	38,000	41,848
T-Mobile USA, Inc. company guaranty sr. bonds
2.25%, 11/15/31	60,000	58,219
T-Mobile USA, Inc. company guaranty sr. notes
3.875%, 4/15/30	7,000	7,657
T-Mobile USA, Inc. company guaranty sr. notes
3.75%, 4/15/27	73,000	79,052
T-Mobile USA, Inc. company guaranty sr. notes
2.55%, 2/15/31	16,000	15,920
T-Mobile USA, Inc. company guaranty sr. unsec.
bonds 2.875%, 2/15/31	10,000	9,876
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 5.375%, 4/15/27	10,000	10,407

Putnam VT Global Asset Allocation Fund 11

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Communication services cont.
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 4.00%, 4/15/22	$5,000	$5,029
T-Mobile USA, Inc. company guaranty sr. unsec.
notes 2.625%, 2/15/29	5,000	4,925
T-Mobile USA, Inc. company guaranty sr. unsec.
unsub. bonds 4.75%, 2/1/28	25,000	26,313
TCI Communications, Inc. sr. unsec. unsub.
notes 7.125%, 2/15/28	65,000	84,040
Verizon Communications, Inc. sr. unsec. bonds
3.70%, 3/22/61	70,000	75,895
Verizon Communications, Inc. sr. unsec. notes
2.55%, 3/21/31	35,000	35,312
Verizon Communications, Inc. sr. unsec. unsub.
bonds 5.25%, 3/16/37	30,000	38,984
Verizon Communications, Inc. sr. unsec. unsub.
notes 4.40%, 11/1/34	65,000	75,652
Verizon Communications, Inc. sr. unsec. unsub.
notes 4.329%, 9/21/28	90,000	102,236
Videotron, Ltd./Videotron Ltee. 144A sr. unsec.
notes 5.125%, 4/15/27 (Canada)	11,000	11,330
		2,398,242
Conglomerates (—%)
General Electric Co. jr. unsec. sub. FRN
(BBA LIBOR USD 3 Month + 3.33%), 3.533%,
perpetual maturity	15,000	14,850
		14,850
Consumer cyclicals (1.7%)
ADT Security Corp. 144A sr. notes 4.125%, 8/1/29	10,000	9,850
Alimentation Couche-Tard, Inc. 144A
company guaranty sr. unsec. notes 3.55%,
7/26/27 (Canada)	25,000	26,781
Alimentation Couche-Tard, Inc. 144A sr. unsec.
notes 2.95%, 1/25/30 (Canada)	14,000	14,461
Amazon.com, Inc. sr. unsec. notes
3.15%, 8/22/27	90,000	97,202
AMC Entertainment Holdings, Inc. 144A
company guaranty notes 10.00%, 6/15/26	5,000	4,940
AMC Entertainment Holdings, Inc. 144A
company guaranty sr. notes 10.50%, 4/15/25	5,000	5,325
American Builders & Contractors Supply Co., Inc.
144A sr. notes 4.00%, 1/15/28	5,000	5,116
American Builders & Contractors Supply Co., Inc.
144A sr. unsec. notes 3.875%, 11/15/29	5,000	4,975
Autonation, Inc. sr. unsec. bonds 2.40%, 8/1/31	14,000	13,503
Bath & Body Works, Inc. company guaranty sr.
unsec. bonds 6.75%, perpetual maturity	5,000	6,175
Bath & Body Works, Inc. company guaranty sr.
unsec. notes 7.50%, perpetual maturity	15,000	16,988
Bath & Body Works, Inc. 144A company guaranty
sr. unsec. unsub. bonds 6.625%, 10/1/30	5,000	5,663
BCPE Ulysses Intermediate, Inc. 144A sr. unsec.
notes 7.75%, 4/1/27 ‡‡	10,000	9,875
Beasley Mezzanine Holdings, LLC 144A company
guaranty sr. notes 8.625%, 2/1/26	15,000	14,813
Block, Inc. 144A sr. unsec. bonds 3.50%, 6/1/31	35,000	35,875
BMW US Capital, LLC 144A company guaranty sr.
unsec. notes 3.95%, 8/14/28	35,000	39,118
Booking Holdings, Inc. sr. unsec. sub. notes
4.625%, 4/13/30	25,000	29,218
Boyd Gaming Corp. company guaranty sr. unsec.
notes 4.75%, 12/1/27	5,000	5,100
Boyd Gaming Corp. 144A sr. unsec. bonds
4.75%, 6/15/31	15,000	15,300

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Consumer cyclicals cont.
Boyd Gaming Corp. 144A sr. unsec. notes
8.625%, 6/1/25	$2,000	$2,143
Brookfield Residential Properties, Inc./
Brookfield Residential US Corp. 144A
company guaranty sr. unsec. notes 6.25%,
9/15/27 (Canada)	10,000	10,438
Brookfield Residential Properties, Inc./
Brookfield Residential US Corp. 144A sr. unsec.
notes 5.00%, 6/15/29 (Canada)	10,000	10,007
Caesars Entertainment, Inc. 144A sr. unsec.
notes 4.625%, 10/15/29	5,000	5,000
Carriage Services, Inc. 144A company guaranty
sr. unsec. notes 4.25%, 5/15/29	5,000	4,975
Cengage Learning, Inc. 144A sr. unsec. unsub.
notes 9.50%, 6/15/24	10,000	10,063
Cinemark USA, Inc. 144A company guaranty sr.
unsec. notes 5.25%, 7/15/28	10,000	9,750
Clear Channel Outdoor Holdings, Inc. 144A
company guaranty sr. notes 5.125%, 8/15/27	10,000	10,348
Clear Channel Outdoor Holdings, Inc. 144A
company guaranty sr. unsec. sub. notes
7.75%, 4/15/28	10,000	10,700
Clear Channel Outdoor Holdings, Inc. 144A sr.
unsec. notes 7.50%, 6/1/29	10,000	10,675
Constellation Merger Sub, Inc. 144A sr. unsec.
notes 8.50%, 9/15/25	15,000	14,250
D.R. Horton, Inc. company guaranty sr. unsec.
unsub. notes 1.30%, 10/15/26	60,000	58,588
Diamond Sports Group, LLC/Diamond Sports
Finance Co. 144A sr. notes 5.375%, 8/15/26	15,000	7,500
Discovery Communications, LLC company
guaranty sr. unsec. unsub. notes 3.625%, 5/15/30	10,000	10,691
Dollar General Corp. sr. unsec. sub. notes
3.25%, 4/15/23	65,000	66,571
Ecolab, Inc. sr. unsec. unsub. notes
3.25%, 12/1/27	70,000	75,963
Entercom Media Corp. 144A company guaranty
notes 6.75%, 3/31/29	10,000	9,770
Entercom Media Corp. 144A company guaranty
notes 6.50%, 5/1/27	10,000	9,892
Ford Motor Co. sr. unsec. unsub. bonds
3.25%, 2/12/32	5,000	5,109
Ford Motor Co. sr. unsec. unsub. notes
4.346%, 12/8/26	35,000	38,176
Full House Resorts, Inc. 144A company guaranty
sr. notes 8.25%, 2/15/28	15,000	15,750
Garda World Security Corp. 144A sr. unsec. notes
6.00%, 6/1/29 (Canada)	10,000	9,550
Gartner, Inc. 144A company guaranty sr. unsec.
bonds 3.75%, 10/1/30	10,000	10,150
Gartner, Inc. 144A company guaranty sr. unsec.
notes 3.625%, 6/15/29	5,000	5,055
General Motors Co. sr. unsec. bonds
5.95%, 4/1/49	4,000	5,476
General Motors Financial Co., Inc. company
guaranty sr. unsec. notes 4.00%, 10/6/26	79,000	85,302
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.30%, 7/13/25	22,000	23,715
General Motors Financial Co., Inc. company
guaranty sr. unsec. unsub. notes 4.00%, 1/15/25	10,000	10,623
Global Payments, Inc. sr. unsec. notes
2.90%, 5/15/30	6,000	6,109

12 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Consumer cyclicals cont.
Gray Escrow II, Inc. 144A sr. unsec. bonds
5.375%, 11/15/31	$15,000	$15,431
GW B-CR Security Corp. 144A sr. unsec. notes
9.50%, 11/1/27 (Canada)	13,000	14,016
Hanesbrands, Inc. 144A company guaranty sr.
unsec. unsub. notes 4.625%, 5/15/24	10,000	10,471
Hilton Worldwide Finance, LLC/Hilton
Worldwide Finance Corp. company guaranty sr.
unsec. notes 4.875%, 4/1/27	10,000	10,300
Hyatt Hotels Corp. sr. unsec. unsub. notes
4.85%, 3/15/26	47,000	51,098
iHeartCommunications, Inc. company guaranty
sr. unsec. notes 8.375%, 5/1/27	17,189	18,134
IHS Markit, Ltd. sr. unsec. sub. bonds 4.75%,
8/1/28 (United Kingdom)	5,000	5,781
IHS Markit, Ltd. 144A company guaranty notes
4.75%, 2/15/25 (United Kingdom)	60,000	65,175
Interpublic Group of Cos., Inc. (The) sr. unsec.
sub. bonds 4.65%, 10/1/28	47,000	53,894
JELD-WEN, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 12/15/27	10,000	10,261
JELD-WEN, Inc. 144A sr. notes 6.25%, 5/15/25	5,000	5,238
Kontoor Brands, Inc. 144A company guaranty sr.
unsec. notes 4.125%, 11/15/29	15,000	15,019
LBM Acquisition, LLC 144A company guaranty sr.
unsec. notes 6.25%, 1/15/29	10,000	9,888
Lennar Corp. company guaranty sr. unsec.
unsub. notes 4.75%, 11/29/27	38,000	43,004
Levi Strauss & Co. 144A sr. unsec. sub. bonds
3.50%, 3/1/31	10,000	10,196
Lions Gate Capital Holdings, LLC 144A company
guaranty sr. unsec. notes 5.50%, 4/15/29	5,000	5,088
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 11/1/24	5,000	5,050
Live Nation Entertainment, Inc. 144A company
guaranty sr. unsec. sub. notes 5.625%, 3/15/26	10,000	10,325
Live Nation Entertainment, Inc. 144A sr. notes
6.50%, 5/15/27	5,000	5,469
Masonite International Corp. 144A company
guaranty sr. unsec. notes 5.375%, 2/1/28	5,000	5,244
Masonite International Corp. 144A company
guaranty sr. unsec. notes 3.50%, 2/15/30	5,000	4,944
Mattamy Group Corp. 144A sr. unsec. notes
5.25%, 12/15/27 (Canada)	15,000	15,776
Mattamy Group Corp. 144A sr. unsec. notes
4.625%, 3/1/30 (Canada)	10,000	10,185
Mattel, Inc. 144A company guaranty sr. unsec.
notes 3.75%, 4/1/29	10,000	10,363
McGraw-Hill Education, Inc. 144A sr. notes
5.75%, 8/1/28	15,000	14,850
McGraw-Hill Education, Inc. 144A sr. unsec.
notes 8.00%, 8/1/29	15,000	14,885
Moody’s Corp. sr. unsec. bonds 2.55%, 8/18/60	20,000	17,541
Moody’s Corp. sr. unsec. notes 2.00%, 8/19/31	50,000	48,620
NESCO Holdings II, Inc. 144A company guaranty
notes 5.50%, 4/15/29	15,000	15,488
News Corp. 144A sr. unsec. notes
3.875%, 5/15/29	10,000	10,100
Nielsen Co. Luxembourg SARL (The) 144A
company guaranty sr. unsec. notes 5.00%,
2/1/25 (Luxembourg)	10,000	10,160

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Consumer cyclicals cont.
Nielsen Finance, LLC/Nielsen Finance Co.
144A company guaranty sr. unsec. notes
5.625%, 10/1/28	$10,000	$10,325
Nielsen Finance, LLC/Nielsen Finance Co.
144A company guaranty sr. unsec. notes
4.50%, 7/15/29	5,000	4,919
Nielsen Finance, LLC/Nielsen Finance Co. 144A
sr. unsec. bonds 4.75%, 7/15/31	5,000	4,938
Omnicom Group, Inc. company guaranty sr.
unsec. unsub. notes 3.60%, 4/15/26	65,000	69,688
Penn National Gaming, Inc. 144A sr. unsec. notes
5.625%, 1/15/27	10,000	10,200
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A company guaranty sr. notes
3.375%, 8/31/27	5,000	4,827
Prime Security Services Borrower, LLC/Prime
Finance, Inc. 144A notes 6.25%, 1/15/28	10,000	10,425
PulteGroup, Inc. company guaranty sr. unsec.
unsub. notes 7.875%, 6/15/32	15,000	21,413
Raptor Acquisition Corp./Raptor Co-Issuer, LLC
144A sr. notes 4.875%, 11/1/26	5,000	5,050
Realogy Group, LLC/Realogy Co-Issuer Corp.
144A company guaranty sr. unsec. notes
5.75%, 1/15/29	10,000	10,250
S&P Global, Inc. company guaranty sr. unsec.
bonds 2.50%, 12/1/29	30,000	30,982
S&P Global, Inc. company guaranty sr. unsec.
notes 1.25%, 8/15/30	9,000	8,397
Sabre GLBL, Inc. 144A company guaranty sr.
notes 9.25%, 4/15/25	15,000	16,950
Scientific Games International, Inc.
144A company guaranty sr. unsec. notes
7.25%, 11/15/29	15,000	16,725
Scientific Games International, Inc. 144A sr.
unsec. notes 7.00%, 5/15/28	5,000	5,325
Scotts Miracle-Gro Co. (The) company guaranty
sr. unsec. notes 4.50%, 10/15/29	15,000	15,638
Scotts Miracle-Gro Co. (The) 144A company
guaranty sr. unsec. bonds 4.375%, 2/1/32	5,000	4,988
Scripps Escrow II, Inc. 144A sr. notes
3.875%, 1/15/29	5,000	4,994
Scripps Escrow II, Inc. 144A sr. unsec. bonds
5.375%, 1/15/31	5,000	5,081
Scripps Escrow, Inc. 144A company guaranty sr.
unsec. notes 5.875%, 7/15/27	5,000	5,253
Shift4 Payments, LLC/Shift4 Payments Finance
Sub, Inc. 144A company guaranty sr. unsec.
notes 4.625%, 11/1/26	10,000	10,360
Sinclair Television Group, Inc. 144A sr. bonds
4.125%, 12/1/30	5,000	4,738
Sirius XM Radio, Inc. 144A company guaranty sr.
unsec. bonds 3.875%, 9/1/31	45,000	44,121
Sirius XM Radio, Inc. 144A company guaranty sr.
unsec. notes 4.00%, 7/15/28	20,000	20,112
Six Flags Entertainment Corp. 144A company
guaranty sr. unsec. bonds 5.50%, 4/15/27	10,000	10,338
Six Flags Theme Parks, Inc. 144A company
guaranty sr. notes 7.00%, 7/1/25	10,000	10,679
Spanish Broadcasting System, Inc. 144A sr. notes
9.75%, 3/1/26	10,000	10,288
Spectrum Brands, Inc. 144A company guaranty
sr. unsec. bonds 5.00%, 10/1/29	5,000	5,244

Putnam VT Global Asset Allocation Fund 13

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Consumer cyclicals cont.
Spectrum Brands, Inc. 144A company guaranty
sr. unsec. bonds 3.875%, 3/15/31	$10,000	$9,875
Standard Industries, Inc. 144A sr. unsec. bonds
3.375%, 1/15/31	5,000	4,816
Standard Industries, Inc. 144A sr. unsec. notes
5.00%, 2/15/27	10,000	10,294
Standard Industries, Inc. 144A sr. unsec. notes
4.375%, 7/15/30	5,000	5,094
Station Casinos, LLC 144A sr. unsec. bonds
4.625%, 12/1/31	5,000	5,041
Station Casinos, LLC 144A sr. unsec. notes
4.50%, 2/15/28	10,000	10,057
SugarHouse HSP Gaming Prop. Mezz LP/
SugarHouse HSP Gaming Finance Corp.
144A company guaranty sr. unsub. notes
5.875%, 5/15/25	10,000	9,950
Taylor Morrison Communities, Inc. 144A sr.
unsec. notes 5.75%, 1/15/28	5,000	5,588
Terrier Media Buyer, Inc. 144A company guaranty
sr. unsec. notes 8.875%, 12/15/27	20,000	21,615
Townsquare Media, Inc. 144A sr. notes
6.875%, 2/1/26	10,000	10,613
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
company guaranty sr. unsec. unsub. notes
5.875%, 6/15/24	5,000	5,444
Univision Communications, Inc. 144A company
guaranty sr. notes 9.50%, 5/1/25	5,000	5,344
Univision Communications, Inc. 144A company
guaranty sr. notes 6.625%, 6/1/27	10,000	10,775
Univision Communications, Inc. 144A company
guaranty sr. notes 4.50%, 5/1/29	5,000	5,050
Urban One, Inc. 144A company guaranty sr.
notes 7.375%, 2/1/28	15,000	15,450
ViacomCBS, Inc. company guaranty sr. unsec.
bonds 4.20%, 6/1/29	38,000	42,222
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. bonds 2.90%, 1/15/27	22,000	22,909
ViacomCBS, Inc. company guaranty sr. unsec.
unsub. notes 4.00%, 1/15/26	12,000	12,956
Victoria’s Secret & Co. 144A sr. unsec. notes
4.625%, 7/15/29	10,000	10,200
Walt Disney Co. (The) company guaranty sr.
unsec. bonds 7.75%, 12/1/45	40,000	71,654
Werner FinCo LP/Werner FinCo, Inc.
144A company guaranty sr. unsec. notes
8.75%, 7/15/25	20,000	20,850
White Cap Buyer, LLC 144A sr. unsec. notes
6.875%, 10/15/28	10,000	10,425
Wynn Las Vegas, LLC/Wynn Las Vegas Capital
Corp. 144A company guaranty sr. unsec. sub.
notes 5.25%, 5/15/27	15,000	15,335
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. bonds
5.125%, 10/1/29	15,000	15,225
Wynn Resorts Finance, LLC/Wynn Resorts
Capital Corp. 144A sr. unsec. notes
7.75%, 4/15/25	5,000	5,244
		2,198,885
Consumer staples (0.8%)
1011778 BC ULC/New Red Finance, Inc. 144A
bonds 4.00%, 10/15/30 (Canada)	5,000	4,913
1011778 BC ULC/New Red Finance, Inc. 144A
company guaranty notes 4.375%, 1/15/28 (Canada)	5,000	5,100

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Consumer staples cont.
1011778 BC ULC/New Red Finance, Inc.
144A company guaranty sr. notes 3.875%,
1/15/28 (Canada)	$10,000	$10,100
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.875%, 2/15/30	5,000	5,399
Albertsons Cos., Inc./Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 4.625%, 1/15/27	35,000	36,731
Albertsons Cos., LLC/Safeway, Inc./New
Albertsons LP/Albertsons, LLC 144A company
guaranty sr. unsec. notes 7.50%, 3/15/26	10,000	10,675
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 5.55%, 1/23/49	13,000	17,985
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. bonds 4.60%, 4/15/48	48,000	58,696
Anheuser-Busch InBev Worldwide, Inc. company
guaranty sr. unsec. unsub. notes 4.75%, 1/23/29	15,000	17,459
Brand Energy & Infrastructure Services, Inc.
144A sr. unsec. notes 8.50%, 7/15/25	5,000	4,995
CVS Pass-Through Trust sr. notes
6.036%, 12/10/28	2,317	2,634
ERAC USA Finance, LLC 144A company guaranty
sr. unsec. notes 7.00%, 10/15/37	50,000	73,661
ERAC USA Finance, LLC 144A company guaranty
sr. unsec. notes 5.625%, 3/15/42	60,000	81,264
Fresh Market, Inc. (The) 144A company guaranty
sr. notes 9.75%, 5/1/23	20,000	20,575
Golden Nugget, Inc. 144A company guaranty sr.
unsec. sub. notes 8.75%, 10/1/25	10,000	10,400
Golden Nugget, Inc. 144A sr. unsec. notes
6.75%, 10/15/24	20,000	20,000
IRB Holding Corp. 144A company guaranty sr.
notes 7.00%, 6/15/25	5,000	5,290
Keurig Dr Pepper, Inc. company guaranty sr.
unsec. notes 2.25%, 3/15/31	60,000	59,124
Keurig Dr Pepper, Inc. company guaranty sr.
unsec. unsub. notes 4.597%, 5/25/28	17,000	19,334
KFC Holding Co./Pizza Hut Holdings, LLC/Taco
Bell of America, LLC 144A company guaranty sr.
unsec. notes 4.75%, 6/1/27	10,000	10,338
Kraft Heinz Foods Co. company guaranty sr.
unsec. bonds 4.375%, 6/1/46	5,000	5,855
Kraft Heinz Foods Co. company guaranty sr.
unsec. notes 5.00%, 7/15/35	11,000	13,457
Kraft Heinz Foods Co. company guaranty sr.
unsec. notes 3.00%, 6/1/26	28,000	29,287
Kraft Heinz Foods Co. company guaranty sr.
unsec. sub. notes 4.875%, 10/1/49	20,000	25,119
Kraft Heinz Foods Co. company guaranty sr.
unsec. sub. notes 3.875%, 5/15/27	3,000	3,240
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.875%, 5/15/28	10,000	10,825
Lamb Weston Holdings, Inc. 144A company
guaranty sr. unsec. notes 4.125%, 1/31/30	10,000	10,200
Match Group Holdings II, LLC 144A sr. unsec.
bonds 5.00%, 12/15/27	3,000	3,120
Match Group Holdings II, LLC 144A sr. unsec.
bonds 3.625%, 10/1/31	5,000	4,856

14 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Consumer staples cont.
Match Group Holdings II, LLC 144A sr. unsec.
unsub. notes 4.625%, 6/1/28	$25,000	$26,010
Millennium Escrow Corp. 144A sr. notes
6.625%, 8/1/26	5,000	5,013
Nestle Holdings, Inc. 144A company guaranty sr.
unsec. notes 0.375%, 1/15/24	150,000	148,183
Netflix, Inc. sr. unsec. notes 4.875%, 4/15/28	10,000	11,400
Netflix, Inc. sr. unsec. unsub. notes
5.875%, 11/15/28	63,000	75,758
Netflix, Inc. sr. unsec. unsub. notes
4.375%, 11/15/26	15,000	16,613
Netflix, Inc. 144A sr. unsec. bonds
5.375%, 11/15/29	20,000	23,750
Netflix, Inc. 144A sr. unsec. bonds
4.875%, 6/15/30	57,000	66,476
Newell Brands, Inc. sr. unsec. notes
4.875%, 6/1/25	5,000	5,450
Newell Brands, Inc. sr. unsec. unsub. notes
4.70%, 4/1/26	10,000	10,903
PECF USS Intermediate Holding III Corp. 144A sr.
unsec. notes 8.00%, 11/15/29	20,000	20,710
Rite Aid Corp. 144A company guaranty sr. notes
8.00%, 11/15/26	8,000	8,160
Rite Aid Corp. 144A company guaranty sr. unsec.
sub. notes 7.50%, 7/1/25	5,000	5,140
TripAdvisor, Inc. 144A company guaranty sr.
unsec. notes 7.00%, 7/15/25	10,000	10,550
VM Consolidated, Inc. 144A company guaranty
sr. unsec. notes 5.50%, 4/15/29	10,000	10,050
Yum! Brands, Inc. sr. unsec. sub. bonds
3.625%, 3/15/31	5,000	4,981
Yum! Brands, Inc. 144A sr. unsec. bonds
4.75%, 1/15/30	5,000	5,413
		1,035,192
Energy (1.1%)
Antero Midstream Partners LP/Antero
Midstream Finance Corp. 144A company
guaranty sr. unsec. notes 7.875%, 5/15/26	5,000	5,510
Antero Resources Corp. 144A company guaranty
sr. unsec. notes 8.375%, 7/15/26	3,000	3,416
Antero Resources Corp. 144A company guaranty
sr. unsec. notes 7.625%, 2/1/29	4,000	4,440
Apache Corp. sr. unsec. unsub. notes
5.10%, 9/1/40	10,000	11,300
Apache Corp. sr. unsec. unsub. notes
4.875%, 11/15/27	5,000	5,450
Apache Corp. sr. unsec. unsub. notes
4.625%, 11/15/25	5,000	5,369
Apache Corp. sr. unsec. unsub. notes
4.375%, 10/15/28	10,000	10,880
BP Capital Markets America, Inc. company
guaranty sr. unsec. notes 3.119%, 5/4/26	70,000	74,031
BP Capital Markets PLC company guaranty
sr. unsec. unsub. notes 3.279%, 9/19/27
(United Kingdom)	35,000	37,600
Callon Petroleum Co. company guaranty sr.
unsec. notes 6.125%, 10/1/24	15,000	14,775
Callon Petroleum Co. 144A company guaranty
notes 9.00%, 4/1/25	5,000	5,400
Callon Petroleum Co. 144A company guaranty sr.
unsec. notes 8.00%, 8/1/28	10,000	10,100
Cenovus Energy, Inc. sr. unsec. bonds 6.75%,
11/15/39 (Canada)	10,000	13,525

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Energy cont.
Centennial Resource Production, LLC
144A company guaranty sr. unsec. notes
6.875%, 4/1/27	$20,000	$20,400
Centennial Resource Production, LLC
144A company guaranty sr. unsec. notes
5.375%, 1/15/26	10,000	9,800
ChampionX Corp. company guaranty sr. unsec.
notes 6.375%, 5/1/26	5,000	5,200
Cheniere Corpus Christi Holdings, LLC company
guaranty sr. notes 5.125%, 6/30/27	16,000	18,053
Cheniere Energy Partners LP company guaranty
sr. unsec. unsub. notes 4.00%, 3/1/31	10,000	10,490
Cheniere Energy Partners LP 144A company
guaranty sr. unsec. unsub. bonds 3.25%, 1/31/32	9,000	9,068
Comstock Resources, Inc. 144A company
guaranty sr. unsec. notes 7.50%, 5/15/25	4,000	4,125
Comstock Resources, Inc. 144A company
guaranty sr. unsec. notes 5.875%, 1/15/30	10,000	10,250
Comstock Resources, Inc. 144A sr. unsec. notes
6.75%, 3/1/29	10,000	10,846
ConocoPhillips 144A company guaranty sr.
unsec. notes 3.75%, 10/1/27	10,000	10,962
Continental Resources, Inc. company guaranty
sr. unsec. bonds 4.90%, 6/1/44	5,000	5,544
Continental Resources, Inc. company guaranty
sr. unsec. notes 4.375%, 1/15/28	15,000	16,216
Continental Resources, Inc. company guaranty
sr. unsec. unsub. notes 4.50%, 4/15/23	10,000	10,305
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 5.75%, 1/15/31	15,000	17,664
Continental Resources, Inc. 144A company
guaranty sr. unsec. bonds 2.875%, 4/1/32	90,000	88,043
CrownRock LP/CrownRock Finance, Inc. 144A sr.
unsec. notes 5.00%, 5/1/29	5,000	5,188
DCP Midstream Operating LP company guaranty
sr. unsec. notes 5.625%, 7/15/27	5,000	5,675
DCP Midstream Operating LP 144A company
guaranty sr. unsec. unsub. bonds 6.75%, 9/15/37	15,000	20,044
Devon Energy Corp. sr. unsec. unsub. bonds
7.95%, 4/15/32	5,000	7,005
Devon Energy Corp. sr. unsec. unsub. bonds
7.875%, 9/30/31	5,000	7,000
Devon Energy Corp. sr. unsec. unsub. bonds
5.60%, 7/15/41	5,000	6,272
Diamondback Energy, Inc. company guaranty sr.
unsec. notes 3.25%, 12/1/26	15,000	15,819
DT Midstream, Inc. 144A sr. unsec. bonds
4.375%, 6/15/31	5,000	5,200
DT Midstream, Inc. 144A sr. unsec. notes
4.125%, 6/15/29	5,000	5,119
Encino Acquisition Partners Holdings, LLC
144A company guaranty sr. unsec. notes
8.50%, 5/1/28	10,000	10,388
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. bonds 5.75%, 1/30/28	45,000	47,965
Endeavor Energy Resources LP/EER Finance, Inc.
144A sr. unsec. notes 6.625%, 7/15/25	5,000	5,290
EnLink Midstream, LLC 144A company guaranty
sr. unsec. notes 5.625%, 1/15/28	15,000	15,600
EOG Resources, Inc. sr. unsec. unsub. notes
2.625%, 3/15/23	50,000	50,849
EQT Corp. sr. unsec. notes 7.50%, 2/1/30	5,000	6,425

Putnam VT Global Asset Allocation Fund 15

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Energy cont.
Equinor ASA company guaranty sr. unsec. notes
5.10%, 8/17/40 (Norway)	$40,000	$52,428
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 5.125%, 6/15/28	10,000	10,413
Hess Midstream Operations LP 144A company
guaranty sr. unsec. notes 4.25%, 2/15/30	5,000	4,963
Hess Midstream Operations LP 144A company
guaranty sr. unsec. sub. notes 5.625%, 2/15/26	28,000	28,840
Holly Energy Partners LP/Holly Energy Finance
Corp. 144A company guaranty sr. unsec. notes
5.00%, 2/1/28	15,000	14,944
Nabors Industries, Inc. company guaranty sr.
unsec. notes 5.75%, 2/1/25	10,000	9,269
Nabors Industries, Inc. 144A company guaranty
sr. unsec. notes 9.00%, 2/1/25	4,000	4,120
Nabors Industries, Ltd. 144A company guaranty
sr. unsec. notes 7.25%, 1/15/26	5,000	4,625
Northriver Midstream Finance LP 144A sr. notes
5.625%, 2/15/26 (Canada)	5,000	5,175
Oasis Petroleum, Inc. 144A company guaranty sr.
unsec. notes 6.375%, 6/1/26	5,000	5,238
Occidental Petroleum Corp. sr. unsec. bonds
6.625%, 9/1/30	5,000	6,188
Occidental Petroleum Corp. sr. unsec. bonds
6.125%, 1/1/31	5,000	6,075
Occidental Petroleum Corp. sr. unsec. sub.
bonds 6.20%, 3/15/40	36,000	44,280
Occidental Petroleum Corp. sr. unsec. sub. notes
6.45%, 9/15/36	10,000	12,750
Ovintiv, Inc. company guaranty sr. unsec. bonds
6.50%, 8/15/34	5,000	6,433
Ovintiv, Inc. company guaranty sr. unsec. unsub.
bonds 7.375%, 11/1/31	10,000	13,035
Ovintiv, Inc. company guaranty sr. unsec. unsub.
bonds 6.625%, 8/15/37	5,000	6,545
PBF Holding Co., LLC/PBF Finance Corp. 144A
company guaranty sr. notes 9.25%, 5/15/25	15,000	14,269
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. bonds 5.50%, 6/10/51 (Brazil)	19,000	17,623
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	40,000	43,150
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 5.999%, 1/27/28 (Brazil)	8,000	8,700
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	20,000	21,180
Petrobras Global Finance BV company guaranty
sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	2,000	2,150
Petroleos de Venezuela SA company guaranty
sr. unsec. bonds Ser. REGS, 6.00%, 11/15/26
(Venezuela) (In default) †	40,000	1,600
Petroleos Mexicanos company guaranty sr.
unsec. unsub. FRB 7.69%, 1/23/50 (Mexico)	37,000	35,705
Petroleos Mexicanos 144A company guaranty sr.
unsec. unsub. bonds 6.70%, 2/16/32 (Mexico)	53,000	53,530
Precision Drilling Corp. 144A company guaranty
sr. unsec. notes 7.125%, 1/15/26 (Canada)	15,000	15,338
Precision Drilling Corp. 144A company guaranty
sr. unsec. notes 6.875%, 1/15/29 (Canada)	5,000	5,096
Rattler Midstream LP 144A company guaranty sr.
unsec. notes 5.625%, 7/15/25	10,000	10,400
Regency Energy Partners LP/Regency Energy
Finance Corp. company guaranty sr. unsec.
unsub. notes 4.50%, 11/1/23	9,000	9,439

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Energy cont.
Renewable Energy Group, Inc. 144A company
guaranty sr. notes 5.875%, 6/1/28	$5,000	$5,138
Rockcliff Energy II, LLC 144A sr. unsec. notes
5.50%, 10/15/29	15,000	15,450
Sabine Pass Liquefaction, LLC sr. notes
5.00%, 3/15/27	14,000	15,724
Shell International Finance BV company
guaranty sr. unsec. unsub. notes 2.875%, 5/10/26
(Netherlands)	70,000	74,249
SM Energy Co. sr. unsec. unsub. notes
6.75%, 9/15/26	10,000	10,275
SM Energy Co. sr. unsec. unsub. notes
6.50%, 7/15/28	10,000	10,350
SM Energy Co. 144A company guaranty notes
10.00%, 1/15/25	5,000	5,503
Southwestern Energy Co. company guaranty sr.
unsec. notes 5.375%, 3/15/30	10,000	10,715
Southwestern Energy Co. company guaranty sr.
unsec. notes 5.375%, 2/1/29	20,000	21,150
Spectra Energy Partners LP sr. unsec. notes
3.375%, 10/15/26	30,000	31,805
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 7.50%, 10/1/25	5,000	5,425
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 6.00%, 12/31/30	10,000	10,000
Tallgrass Energy Partners LP/Tallgrass Energy
Finance Corp. 144A company guaranty sr. unsec.
notes 5.50%, 1/15/28	15,000	15,000
Transcanada Trust company guaranty jr. unsec.
sub. FRB 5.30%, 3/15/77 (Canada)	10,000	10,338
Transocean Pontus, Ltd. 144A company
guaranty sr. notes 6.125%, 8/1/25
(Cayman Islands)	3,350	3,266
Transocean Poseidon, Ltd. 144A company
guaranty sr. notes 6.875%, 2/1/27	10,000	9,663
Transocean, Inc. 144A company guaranty sr.
unsec. notes 11.50%, 1/30/27	10,000	9,800
USA Compression Partners LP/USA
Compression Finance Corp. company guaranty
sr. unsec. notes 6.875%, 4/1/26	10,000	10,400
USA Compression Partners LP/USA
Compression Finance Corp. company guaranty
sr. unsec. unsub. notes 6.875%, 9/1/27	5,000	5,281
Venture Global Calcasieu Pass, LLC 144A
company guaranty sr. bonds 3.875%, 11/1/33	5,000	5,238
Viper Energy Partners LP 144A company
guaranty sr. unsec. notes 5.375%, 11/1/27	5,000	5,163
		1,426,035
Financials (3.9%)
AG Issuer, LLC 144A sr. notes 6.25%, 3/1/28	10,000	10,375
Air Lease Corp. sr. unsec. notes 2.10%, 9/1/28	65,000	62,687
Air Lease Corp. sr. unsec. sub. bonds
4.625%, 10/1/28	23,000	25,369
Air Lease Corp. sr. unsec. sub. notes
3.25%, 10/1/29	35,000	35,751
Alliant Holdings Intermediate, LLC/Alliant
Holdings Co-Issuer 144A sr. unsec. notes
6.75%, 10/15/27	10,000	10,375
Ally Financial, Inc. company guaranty sr. unsec.
notes 8.00%, 11/1/31	29,000	41,052
American Express Co. sr. unsec. notes
2.65%, 12/2/22	96,000	97,825

16 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Financials cont.
AmWINS Group, Inc. 144A sr. unsec. notes
4.875%, 6/30/29	$5,000	$5,050
Ares Capital Corp. sr. unsec. sub. notes
3.875%, 1/15/26	25,000	26,347
Aretec Escrow Issuer, Inc. 144A sr. unsec. notes
7.50%, 4/1/29	15,000	15,350
Athene Global Funding 144A notes
1.985%, 8/19/28	40,000	38,868
Banco Santander SA unsec. sub. FRB 3.225%,
11/22/32 (Spain)	200,000	200,188
Bank of America Corp. jr. unsec. sub. FRN Ser. AA,
6.10%, perpetual maturity	74,000	80,198
Bank of America Corp. sr. unsec. FRN Ser. MTN,
2.496%, 2/13/31	5,000	5,013
Bank of America Corp. unsec. sub. notes
6.11%, 1/29/37	195,000	261,031
Bank of Montreal unsec. sub. FRN 3.803%,
12/15/32 (Canada)	1,000	1,073
Bank of Nova Scotia (The) sr. unsec. notes 2.00%,
11/15/22 (Canada)	78,000	79,026
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. bonds 2.85%, 10/15/50	10,000	9,853
Berkshire Hathaway Finance Corp. company
guaranty sr. unsec. notes 4.30%, 5/15/43	29,000	34,796
Blackstone Holdings Finance Co., LLC 144A
company guaranty sr. unsec. unsub. bonds
1.60%, 3/30/31	10,000	9,307
Blackstone Mortgage Trust, Inc. 144A sr. notes
3.75%, 1/15/27 R	5,000	4,984
Camden Property Trust sr. unsec. unsub. notes
4.875%, 6/15/23 R	65,000	67,906
Cantor Fitzgerald LP 144A unsec. notes
6.50%, 6/17/22	14,000	14,346
Capital One Financial Corp. unsec. sub. FRB
2.359%, 7/29/32	92,000	87,097
CIT Group, Inc. sr. unsec. sub. notes
5.00%, 8/1/23	5,000	5,275
CIT Group, Inc. sr. unsec. unsub. notes
5.25%, 3/7/25	28,000	30,846
CIT Group, Inc. sr. unsec. unsub. notes
5.00%, 8/15/22	2,000	2,045
Citigroup, Inc. jr. unsec. sub. FRN 3.875%,
perpetual maturity	35,000	35,037
Citigroup, Inc. sr. unsec. FRB 3.668%, 7/24/28	204,000	219,827
Citigroup, Inc. sr. unsec. unsub. FRB
3.887%, 1/10/28	50,000	54,208
Citigroup, Inc. unsec. sub. bonds 4.75%, 5/18/46	10,000	12,296
Citigroup, Inc. unsec. sub. bonds 4.45%, 9/29/27	50,000	55,751
CNO Financial Group, Inc. sr. unsec. notes
5.25%, 5/30/29	10,000	11,484
CNO Financial Group, Inc. sr. unsec. unsub. notes
5.25%, 5/30/25	10,000	11,036
Cobra AcquisitionCo., LLC 144A company
guaranty sr. unsec. notes 6.375%, 11/1/29	15,000	14,813
Coinbase Global, Inc. 144A company guaranty sr.
unsec. unsub. bonds 3.625%, 10/1/31	5,000	4,600
Coinbase Global, Inc. 144A company guaranty sr.
unsec. unsub. notes 3.375%, 10/1/28	5,000	4,675
Commonwealth Bank of Australia 144A sr. unsec.
notes 3.15%, 9/19/27 (Australia)	75,000	81,173
Digital Realty Trust LP company guaranty sr.
unsec. notes 4.75%, 10/1/25 R	60,000	66,421

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Financials cont.
Empire Communities Corp. 144A sr. unsec. notes
7.00%, 12/15/25 (Canada)	$5,000	$5,200
Fairfax Financial Holdings, Ltd. sr. unsec. notes
4.85%, 4/17/28 (Canada)	27,000	30,032
Fairfax US, Inc. 144A company guaranty sr.
unsec. notes 4.875%, 8/13/24	30,000	32,097
Fifth Third Bancorp jr. unsec. sub. FRB 5.10%,
perpetual maturity	11,000	11,182
Five Corners Funding Trust 144A sr. unsec. bonds
4.419%, 11/15/23	135,000	143,072
Freedom Mortgage Corp. 144A sr. unsec. notes
8.25%, 4/15/25	12,000	12,285
Freedom Mortgage Corp. 144A sr. unsec. notes
8.125%, 11/15/24	5,000	5,063
Freedom Mortgage Corp. 144A sr. unsec. notes
6.625%, 1/15/27	5,000	4,888
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. bonds 3.25%, 1/15/32 R	20,000	20,108
GLP Capital LP/GLP Financing II, Inc. company
guaranty sr. unsec. notes 5.25%, 6/1/25	10,000	10,953
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 5.375%, 12/1/24 (Canada)	5,000	5,138
goeasy, Ltd. 144A company guaranty sr. unsec.
notes 4.375%, 5/1/26 (Canada)	5,000	5,113
Goldman Sachs Group, Inc. (The) jr. unsec. sub.
FRN 3.65%, 7/28/51	21,000	20,738
Goldman Sachs Group, Inc. (The) sr. unsec. FRB
4.223%, 5/1/29	87,000	96,642
Goldman Sachs Group, Inc. (The) sr. unsec.
unsub. notes 2.60%, 2/7/30	20,000	20,321
Goldman Sachs Group, Inc. (The) unsec. sub.
notes 6.75%, 10/1/37	24,000	33,968
Home Point Capital, Inc. 144A company
guaranty sr. unsec. notes 5.00%, 2/1/26	5,000	4,644
HUB International, Ltd. 144A sr. unsec. notes
7.00%, 5/1/26	20,000	20,550
HUB International, Ltd. 144A sr. unsec. notes
5.625%, 12/1/29	5,000	5,151
Huntington Bancshares, Inc. 144A unsec. sub.
FRB 2.487%, 8/15/36	41,000	39,283
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. notes
6.75%, 2/1/24	10,000	10,025
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. notes
6.25%, 5/15/26	10,000	10,413
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. notes
5.25%, 5/15/27	5,000	5,142
Icahn Enterprises LP/Icahn Enterprises Finance
Corp. company guaranty sr. unsec. sub. notes
4.375%, 2/1/29	5,000	4,875
Intercontinental Exchange, Inc. sr. unsec. bonds
2.65%, 9/15/40	48,000	46,352
Intercontinental Exchange, Inc. sr. unsec. bonds
1.85%, 9/15/32	18,000	17,230
International Lease Finance Corp. sr. unsec.
unsub. notes 5.875%, 8/15/22	14,000	14,436
iStar, Inc. sr. unsec. notes 5.50%, 2/15/26 R	10,000	10,350
iStar, Inc. sr. unsec. notes 4.75%, 10/1/24 R	15,000	15,563
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	15,000	15,338
JPMorgan Chase & Co. jr. unsec. bonds 6.10%,
perpetual maturity	17,000	17,935

Putnam VT Global Asset Allocation Fund 17

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Financials cont.
JPMorgan Chase & Co. jr. unsec. sub. FRB
Ser. HH, 4.60%, perpetual maturity	$157,000	$161,121
JPMorgan Chase & Co. jr. unsec. sub. FRB
Ser. W, (BBA LIBOR USD 3 Month + 1.00%),
1.125%, 5/15/47	13,000	10,928
JPMorgan Chase & Co. jr. unsec. sub. FRN 3.65%,
perpetual maturity	17,000	16,958
JPMorgan Chase & Co. sr. unsec. unsub. FRB
3.964%, 11/15/48	300,000	351,850
JPMorgan Chase & Co. unsec. sub. FRB
2.956%, 5/13/31	6,000	6,212
JPMorgan Chase & Co. unsec. sub. notes
3.375%, 5/1/23	165,000	170,106
KKR Group Finance Co. III, LLC 144A company
guaranty sr. unsec. unsub. bonds 5.125%, 6/1/44	30,000	38,700
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A company guaranty
sr. unsec. notes 4.75%, 6/15/29 R	10,000	10,250
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A company guaranty
sr. unsec. unsub. notes 5.25%, 10/1/25 R	25,000	25,250
Ladder Capital Finance Holdings, LLLP/Ladder
Capital Finance Corp. 144A sr. unsec. notes
4.25%, 2/1/27 R	10,000	10,013
Marsh & McLennan Cos., Inc. sr. unsec. sub. notes
4.375%, 3/15/29	22,000	25,078
Morgan Stanley sr. unsec. unsub. FRN Ser. GMTN,
3.772%, 1/24/29	185,000	201,312
Morgan Stanley sr. unsec. unsub. notes
4.375%, 1/22/47	40,000	50,246
Morgan Stanley sr. unsec. unsub. notes
Ser. GMTN, 3.125%, 1/23/23	183,000	187,634
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.75%, 11/15/31	10,000	9,950
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.50%, 8/15/28	10,000	10,200
Nationstar Mortgage Holdings, Inc.
144A company guaranty sr. unsec. notes
5.125%, 12/15/30	5,000	4,938
Neuberger Berman Group, LLC/Neuberger
Berman Finance Corp. 144A sr. unsec. notes
4.875%, 4/15/45	30,000	35,487
OneMain Finance Corp. company guaranty sr.
unsec. notes 8.875%, 6/1/25	5,000	5,350
OneMain Finance Corp. company guaranty sr.
unsec. notes 4.00%, 9/15/30	5,000	4,917
OneMain Finance Corp. company guaranty sr.
unsec. sub. notes 7.125%, 3/15/26	35,000	39,900
OneMain Finance Corp. company guaranty sr.
unsec. sub. notes 6.625%, 1/15/28	5,000	5,600
OneMain Finance Corp. company guaranty sr.
unsec. unsub. notes 6.875%, 3/15/25	10,000	11,125
OneMain Finance Corp. company guaranty sr.
unsec. unsub. notes 5.375%, 11/15/29	15,000	16,309
PennyMac Financial Services, Inc. 144A
company guaranty sr. unsec. notes
5.75%, 9/15/31	5,000	5,050
PennyMac Financial Services, Inc. 144A
company guaranty sr. unsec. notes
5.375%, 10/15/25	10,000	10,275

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Financials cont.
PHH Mortgage Corp. 144A company guaranty sr.
notes 7.875%, 3/15/26	$15,000	$15,509
Prologis LP sr. unsec. unsub. notes
2.25%, 4/15/30 R	10,000	10,051
Prologis LP sr. unsec. unsub. notes
2.125%, 4/15/27 R	4,000	4,065
Provident Funding Associates LP/PFG Finance
Corp. 144A sr. unsec. notes 6.375%, 6/15/25	15,000	15,263
Prudential Financial, Inc. jr. unsec. sub. FRN
5.625%, 6/15/43	11,000	11,440
Prudential Financial, Inc. jr. unsec. sub. FRN
5.20%, 3/15/44	26,000	27,365
Royal Bank of Canada sr. unsec. unsub. notes
Ser. GMTN, 2.80%, 4/29/22 (Canada)	78,000	78,585
Royal Bank of Canada unsec. sub. notes
Ser. GMTN, 4.65%, 1/27/26 (Canada)	45,000	49,904
Service Properties Trust company guaranty sr.
unsec. unsub. notes 7.50%, 9/15/25 R	5,000	5,417
Starwood Property Trust, Inc. sr. unsec. notes
4.75%, 3/15/25 R	10,000	10,400
Starwood Property Trust, Inc. 144A sr. unsec.
unsub. notes 3.75%, 12/31/24 R	5,000	5,054
Swiss Re Treasury US Corp. 144A company
guaranty sr. unsec. notes 4.25%, 12/6/42	90,000	110,262
Toronto-Dominion Bank (The) sr. unsec. unsub.
notes Ser. MTN, 1.90%, 12/1/22 (Canada)	78,000	78,954
Toronto-Dominion Bank (The) unsec. sub. FRB
3.625%, 9/15/31 (Canada)	62,000	66,603
Truist Financial Corp. jr. unsec. sub. FRB Ser. N,
4.80%, 9/1/24	16,000	16,680
UBS Group AG 144A sr. unsec. notes 3.491%,
5/23/23 (Switzerland)	400,000	403,730
US Bancorp unsec. sub. FRB 2.491%, 11/3/36	60,000	59,769
USIS Merger Sub, Inc. 144A sr. unsec. notes
6.875%, 5/1/25	20,000	20,150
Wells Fargo & Co. jr. unsec. sub. FRB Ser. U,
5.875%, perpetual maturity	9,000	9,833
Wells Fargo & Co. jr. unsec. sub. FRN 3.90%,
perpetual maturity	15,000	15,413
Westpac Banking Corp. unsec. sub. bonds
4.421%, 7/24/39 (Australia)	3,000	3,507
Westpac Banking Corp. unsec. sub. bonds
2.963%, 11/16/40 (Australia)	41,000	40,213
		5,010,367
Health care (1.1%)
AbbVie, Inc. sr. unsec. notes 3.20%, 11/21/29	167,000	178,555
AbbVie, Inc. sr. unsec. sub. notes 3.80%, 3/15/25	15,000	15,967
Air Methods Corp. 144A sr. unsec. notes
8.00%, 5/15/25	15,000	12,844
Bausch Health Cos., Inc. 144A company guaranty
sr. unsec. notes 7.25%, 5/30/29	10,000	9,900
Bausch Health Cos., Inc. 144A company guaranty
sr. unsec. notes 6.25%, 2/15/29	10,000	9,502
Bausch Health Cos., Inc. 144A company guaranty
sr. unsec. notes 6.125%, 4/15/25	33,000	33,612
Bausch Health Cos., Inc. 144A sr. notes
4.875%, 6/1/28	10,000	10,200
Becton Dickinson and Co. sr. unsec. notes
2.823%, 5/20/30	7,000	7,245
Becton Dickinson and Co. sr. unsec. sub. bonds
1.957%, 2/11/31	50,000	48,064
Bristol-Myers Squibb Co. sr. unsec. notes
3.25%, 2/20/23	67,000	68,765

18 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Health care cont.
Bristol-Myers Squibb Co. sr. unsec. notes
2.90%, 7/26/24	$52,000	$54,414
Bristol-Myers Squibb Co. sr. unsec. notes
1.45%, 11/13/30	20,000	19,053
Bristol-Myers Squibb Co. sr. unsec. sub. notes
3.40%, 7/26/29	19,000	20,805
Centene Corp. sr. unsec. bonds 3.00%, 10/15/30	5,000	5,083
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	25,000	26,875
Charles River Laboratories International,
Inc. 144A company guaranty sr. unsec. notes
4.00%, 3/15/31	5,000	5,119
Charles River Laboratories International,
Inc. 144A company guaranty sr. unsec. notes
3.75%, 3/15/29	5,000	5,063
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 8.00%, 3/15/26	5,000	5,256
CHS/Community Health Systems, Inc. 144A
company guaranty sr. notes 5.625%, 3/15/27	5,000	5,275
CHS/Community Health Systems, Inc. 144A
company guaranty sr. unsec. sub. notes
6.875%, 4/1/28	10,000	9,800
CHS/Community Health Systems, Inc. 144A jr.
notes 6.875%, 4/15/29	10,000	10,188
CHS/Community Health Systems, Inc. 144A sr.
notes 6.625%, 2/15/25	10,000	10,350
Cigna Corp. company guaranty sr. unsec. unsub.
notes 3.75%, 7/15/23	27,000	28,078
CVS Health Corp. sr. unsec. unsub. notes
4.78%, 3/25/38	99,000	120,508
CVS Pass-Through Trust 144A sr. mtge. notes
4.704%, 1/10/36	37,558	42,240
DH Europe Finance II Sarl company guaranty sr.
unsec. bonds 3.40%, 11/15/49 (Luxembourg)	15,000	16,317
Elanco Animal Health, Inc. sr. unsec. notes
Ser. WI, 5.90%, 8/28/28	10,000	11,600
Endo Luxembourg Finance Co. I Sarl/Endo US,
Inc. 144A company guaranty sr. notes 6.125%,
4/1/29 (Luxembourg)	5,000	4,881
Global Medical Response, Inc. 144A sr. notes
6.50%, 10/1/25	5,000	5,050
HCA, Inc. company guaranty sr. bonds
3.50%, 7/15/51	40,000	40,779
HCA, Inc. company guaranty sr. notes
4.125%, 6/15/29	5,000	5,502
HCA, Inc. company guaranty sr. sub. bonds
5.50%, 6/15/47	20,000	26,171
HCA, Inc. company guaranty sr. unsec. notes
5.375%, 9/1/26	10,000	11,238
HCA, Inc. company guaranty sr. unsec. notes
3.50%, 9/1/30	5,000	5,284
Mallinckrodt International Finance SA/
Mallinckrodt CB, LLC 144A company guaranty
sub. notes 10.00%, 4/15/25 (Luxembourg)	14,000	13,510
Merck & Co., Inc. sr. unsec. notes 2.90%, 3/7/24	1,000	1,043
Merck & Co., Inc. sr. unsec. unsub. notes
3.70%, 2/10/45	50,000	57,543
Merck & Co., Inc. sr. unsec. unsub. notes
2.75%, 2/10/25	8,000	8,379
Mozart Debt Merger Sub, Inc. 144A sr. notes
3.875%, 4/1/29	5,000	4,982
Mozart Debt Merger Sub, Inc. 144A sr. unsec.
notes 5.25%, 10/1/29	10,000	10,136

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Health care cont.
Novartis Capital Corp. company guaranty sr.
unsec. unsub. bonds 4.00%, 11/20/45	$80,000	$97,045
Option Care Health, Inc. 144A company guaranty
sr. unsec. notes 4.375%, 10/31/29	5,000	5,013
Ortho-Clinical Diagnostics, Inc./Ortho-
Clinical Diagnostics SA 144A sr. unsec. notes
7.375%, 6/1/25	3,000	3,165
Owens & Minor, Inc. 144A sr. unsec. notes
4.50%, 3/31/29	15,000	15,375
Pfizer, Inc. sr. unsec. unsub. notes
3.00%, 12/15/26	40,000	42,997
Service Corp. International sr. unsec. bonds
5.125%, 6/1/29	15,000	16,088
Service Corp. International sr. unsec. notes
4.625%, 12/15/27	6,000	6,263
Service Corp. International sr. unsec. notes
3.375%, 8/15/30	5,000	4,908
Service Corp. International sr. unsec. sub. notes
4.00%, 5/15/31	5,000	5,063
Tenet Healthcare Corp. company guaranty sr.
notes 4.625%, 7/15/24	2,000	2,025
Tenet Healthcare Corp. 144A company guaranty
notes 6.25%, 2/1/27	5,000	5,175
Tenet Healthcare Corp. 144A company guaranty
sr. notes 7.50%, 4/1/25	5,000	5,262
Tenet Healthcare Corp. 144A company guaranty
sr. notes 5.125%, 11/1/27	20,000	20,825
Tenet Healthcare Corp. 144A company guaranty
sr. notes 4.875%, 1/1/26	30,000	30,814
Tenet Healthcare Corp. 144A company guaranty
sr. notes 4.25%, 6/1/29	15,000	15,232
UnitedHealth Group, Inc. sr. unsec. unsub. notes
2.75%, 2/15/23	90,000	91,500
Viatris, Inc. company guaranty sr. unsec. notes
2.30%, 6/22/27	25,000	25,146
Zoetis, Inc. sr. unsec. notes 3.90%, 8/20/28	35,000	38,834
		1,415,906
Technology (1.0%)
Ahead DB Holdings, LLC 144A company guaranty
sr. unsec. notes 6.625%, 5/1/28	20,000	19,850
Alphabet, Inc. sr. unsec. bonds 2.25%, 8/15/60	30,000	26,733
Alphabet, Inc. sr. unsec. notes 1.998%, 8/15/26	35,000	36,066
Apple, Inc. sr. unsec. bonds 2.80%, 2/8/61	20,000	19,859
Apple, Inc. sr. unsec. notes 2.85%, 5/11/24	25,000	26,038
Apple, Inc. sr. unsec. unsub. notes
4.375%, 5/13/45	80,000	100,879
Apple, Inc. sr. unsec. unsub. notes 3.85%, 5/4/43	27,000	31,763
Arches Buyer, Inc. 144A sr. notes 4.25%, 6/1/28	15,000	14,992
Arches Buyer, Inc. 144A sr. unsec. notes
6.125%, 12/1/28	5,000	5,031
Black Knight InfoServ, LLC 144A company
guaranty sr. unsec. notes 3.625%, 9/1/28	5,000	4,993
Boxer Parent Co., Inc. 144A company guaranty sr.
notes 7.125%, 10/2/25	5,000	5,244
Boxer Parent Co., Inc. 144A notes 9.125%, 3/1/26	10,000	10,425
Broadcom Corp./Broadcom Cayman Finance,
Ltd. company guaranty sr. unsec. unsub. notes
3.50%, 1/15/28	90,000	96,141
Broadcom, Inc. company guaranty sr. unsec.
bonds 4.15%, 11/15/30	71,000	78,743
Broadcom, Inc. 144A sr. unsec. bonds
3.187%, 11/15/36	10,000	9,983

Putnam VT Global Asset Allocation Fund 19

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Technology cont.
Cisco Systems, Inc./California sr. unsec. unsub.
bonds 5.90%, 2/15/39	$5,000	$7,179
Cisco Systems, Inc./California sr. unsec. unsub.
notes 2.50%, 9/20/26	35,000	36,718
Clarivate Science Holdings Corp. 144A sr. unsec.
notes 4.875%, 7/1/29	10,000	10,141
CommScope Finance, LLC 144A sr. notes
6.00%, 3/1/26	5,000	5,150
CommScope, Inc. 144A company guaranty sr.
unsec. notes 8.25%, 3/1/27	10,000	10,277
Crowdstrike Holdings, Inc. company guaranty sr.
unsec. notes 3.00%, 2/15/29	5,000	4,938
Dell International, LLC/EMC Corp. company
guaranty sr. bonds 8.35%, 7/15/46	2,000	3,325
Diebold Nixdorf, Inc. company guaranty sr.
unsec. sub. notes 8.50%, 4/15/24	10,000	10,000
Diebold Nixdorf, Inc. 144A company guaranty sr.
notes 9.375%, 7/15/25	5,000	5,384
IBM Corp. sr. unsec. unsub. notes 1.875%, 8/1/22	140,000	141,060
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	20,000	20,521
Microchip Technology, Inc. company guaranty
sr. notes 4.333%, 6/1/23	20,000	20,847
Microchip Technology, Inc. company guaranty
sr. unsec. notes 4.25%, 9/1/25	10,000	10,386
Microsoft Corp. sr. unsec. unsub. bonds
2.525%, 6/1/50	25,000	24,380
Oracle Corp. sr. unsec. unsub. bonds
4.00%, 11/15/47	35,000	36,339
Oracle Corp. sr. unsec. unsub. notes
5.375%, 7/15/40	35,000	42,739
Oracle Corp. sr. unsec. unsub. notes
3.625%, 7/15/23	144,000	149,214
Oracle Corp. sr. unsec. unsub. notes
2.50%, 10/15/22	80,000	81,091
Plantronics, Inc. 144A company guaranty sr.
unsec. notes 4.75%, 3/1/29	10,000	9,538
Rocket Software, Inc. 144A sr. unsec. notes
6.50%, 2/15/29	15,000	14,625
Salesforce.com, Inc. sr. unsec. bonds
3.05%, 7/15/61	30,000	30,854
Salesforce.com, Inc. sr. unsec. bonds
2.90%, 7/15/51	30,000	30,531
Sensata Technologies, Inc. 144A company
guaranty sr. unsec. notes 3.75%, 2/15/31	30,000	29,894
ServiceNow, Inc. sr. unsec. notes 1.40%, 9/1/30	30,000	27,924
Tempo Acquisition, LLC/Tempo Acquisition
Finance Corp. 144A company guaranty sr. notes
5.75%, 6/1/25	5,000	5,175
TTM Technologies, Inc. 144A company guaranty
sr. unsec. notes 4.00%, 3/1/29	10,000	9,925
Twilio, Inc. company guaranty sr. unsec. notes
3.875%, 3/15/31	5,000	5,049
Twilio, Inc. company guaranty sr. unsec. notes
3.625%, 3/15/29	10,000	10,088
VMware, Inc. sr. unsec. unsub. bonds
2.20%, 8/15/31	28,000	27,501
Western Digital Corp. company guaranty sr.
unsec. notes 4.75%, 2/15/26	5,000	5,467
ZoomInfo Technologies LLC/ZoomInfo Finance
Corp. 144A company guaranty sr. unsec. notes
3.875%, 2/1/29	15,000	14,871
		1,327,871

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Transportation (0.2%)
American Airlines, Inc./AAdvantage Loyalty
IP, Ltd. 144A company guaranty sr. notes
5.75%, 4/20/29	$10,000	$10,687
American Airlines, Inc./AAdvantage Loyalty
IP, Ltd. 144A company guaranty sr. notes
5.50%, 4/20/26	10,000	10,399
Canadian Pacific Railway Co. company guaranty
sr. unsec. unsub. notes 1.75%, 12/2/26 (Canada)	60,000	60,217
CSX Corp. sr. unsec. unsub. notes 4.10%, 3/15/44	70,000	80,987
Delta Air Lines Inc/SkyMiles IP, Ltd. 144A
company guaranty sr. notes 4.75%, 10/20/28	15,000	16,380
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. bonds 3.40%, 11/15/26	16,000	16,953
Penske Truck Leasing Co. LP/PTL Finance Corp.
144A sr. unsec. notes 3.90%, 2/1/24	20,000	20,958
United Airlines, Inc. 144A company guaranty sr.
notes 4.625%, 4/15/29	5,000	5,156
United Airlines, Inc. 144A company guaranty sr.
notes 4.375%, 4/15/26	5,000	5,214
Watco Cos LLC/Watco Finance Corp. 144A sr.
unsec. notes 6.50%, 6/15/27	30,000	31,200
		258,151
Utilities and power (1.0%)
AES Corp. (The) sr. unsec. unsub. notes
2.45%, 1/15/31	50,000	48,716
American Electric Power Co., Inc. sr. unsec.
unsub. notes Ser. J, 4.30%, 12/1/28	55,000	61,279
American Transmission Systems, Inc. 144A sr.
unsec. bonds 2.65%, 1/15/32	10,000	10,093
Buckeye Partners LP sr. unsec. notes
3.95%, 12/1/26	5,000	5,096
Buckeye Partners LP 144A sr. unsec. notes
4.50%, 3/1/28	5,000	5,038
Calpine Corp. 144A company guaranty sr. notes
5.25%, 6/1/26	4,000	4,104
Calpine Corp. 144A company guaranty sr. notes
4.50%, 2/15/28	35,000	36,313
Colorado Interstate Gas Co., LLC company
guaranty sr. unsec. notes 6.85%, 6/15/37	8,000	10,573
Commonwealth Edison Co. 1st mtge. bonds
5.90%, 3/15/36	28,000	38,378
Consolidated Edison Co. of New York, Inc. sr.
unsec. unsub. notes 4.20%, 3/15/42	45,000	50,922
Duke Energy Corp. sr. unsec. bonds
4.20%, 6/15/49	70,000	79,700
Duke Energy Corp. sr. unsec. notes
3.15%, 8/15/27	55,000	57,850
Duke Energy Indiana LLC sr. bonds 6.45%, 4/1/39	5,000	7,169
Enbridge, Inc. company guaranty sr. unsec.
unsub. bonds 4.50%, 6/10/44 (Canada)	15,000	17,515
Enbridge, Inc. sr. unsec. unsub. bonds 4.25%,
12/1/26 (Canada)	30,000	32,904
Energy Transfer LP company guaranty sr. unsec.
bonds 3.75%, 5/15/30	30,000	31,790
Energy Transfer LP company guaranty sr. unsec.
notes 5.875%, 1/15/24	12,000	12,915
Energy Transfer LP company guaranty sr. unsec.
notes 2.90%, 5/15/25	37,000	38,222
Energy Transfer LP jr. unsec. sub. FRN 6.625%,
perpetual maturity	91,000	86,216
Energy Transfer LP sr. unsec. unsub. bonds
6.125%, 12/15/45	6,000	7,463

20 Putnam VT Global Asset Allocation Fund

	Principal
CORPORATE BONDS AND NOTES (14.2%)* cont.	amount	Value

Utilities and power cont.
Enterprise Products Operating, LLC company
guaranty sr. unsec. notes 2.80%, 1/31/30	$4,000	$4,171
Enterprise Products Operating, LLC company
guaranty sr. unsec. unsub. bonds 4.25%, 2/15/48	90,000	101,789
IPALCO Enterprises, Inc. sr. notes 4.25%, 5/1/30	25,000	27,437
IPALCO Enterprises, Inc. sr. sub. notes
3.70%, 9/1/24	5,000	5,230
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. notes 5.40%, 9/1/44	12,000	14,529
Kinder Morgan Energy Partners LP company
guaranty sr. unsec. unsub. notes 3.45%, 2/15/23	25,000	25,529
Kinder Morgan, Inc./DE company guaranty sr.
unsec. notes Ser. GMTN, 7.75%, 1/15/32	17,000	23,880
NRG Energy, Inc. company guaranty sr. unsec.
notes 6.625%, 1/15/27	2,000	2,079
NRG Energy, Inc. 144A company guaranty sr.
bonds 4.45%, 6/15/29	10,000	10,878
NRG Energy, Inc. 144A company guaranty sr.
notes 3.75%, 6/15/24	21,000	21,937
NRG Energy, Inc. 144A company guaranty sr.
unsec. bonds 3.875%, 2/15/32	30,000	29,400
NRG Energy, Inc. 144A sr. unsec. bonds
5.25%, 6/15/29	5,000	5,357
NSTAR Electric Co. sr. unsec. unsub. notes
2.375%, 10/15/22 (Canada)	75,000	75,751
Oncor Electric Delivery Co., LLC sr. notes
3.75%, 4/1/45	75,000	85,314
Pacific Gas and Electric Co. company guaranty
sr. unsec. unsub. notes 2.95%, 3/1/26	10,000	10,167
Pacific Gas and Electric Co. notes 2.10%, 8/1/27	5,000	4,827
Pacific Gas and Electric Co. sr. notes
3.30%, 3/15/27	5,000	5,083
Pacific Gas and Electric Co. sr. notes
1.367%, 3/10/23	100,000	99,376
Public Service Electric & Gas Co. sr. notes
Ser. MTN, 5.50%, 3/1/40	25,000	33,658
Vistra Corp. 144A jr. unsec. sub. FRN 7.00%,
perpetual maturity	5,000	5,064
Vistra Operations Co., LLC 144A company
guaranty sr. notes 4.30%, 7/15/29	36,000	38,498
Vistra Operations Co., LLC 144A company
guaranty sr. notes 3.55%, 7/15/24	18,000	18,536
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.625%, 2/15/27	10,000	10,300
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. notes 5.50%, 9/1/26	15,000	15,490
Vistra Operations Co., LLC 144A company
guaranty sr. unsec. sub. notes 5.00%, 7/31/27	5,000	5,189
		1,321,725

Total corporate bonds and notes (cost $17,451,291)		$18,405,505

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)*	amount	Value

Agency collateralized mortgage obligations (0.1%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3408, Class EK,
((-4.024 x 1 Month US LIBOR) + 25.79%),
25.351%, 4/15/37	$5,404	$9,618
REMICs IFB Ser. 3072, Class SM,
((-3.667 x 1 Month US LIBOR) + 23.80%),
23.394%, 11/15/35	7,612	13,093

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value

Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 3065, Class DC, ((-3 x 1 Month
US LIBOR) + 19.86%), 19.531%, 3/15/35	$15,432	$20,593
REMICs IFB Ser. 2990, Class LB, ((-2.556
x 1 Month US LIBOR) + 16.95%),
16.665%, 6/15/34	4,642	5,431
Federal National Mortgage Association
REMICs IFB Ser. 06-8, Class HP, ((-3.667
x 1 Month US LIBOR) + 24.57%),
24.193%, 3/25/36	9,510	14,869
REMICs IFB Ser. 07-53, Class SP,
((-3.667 x 1 Month US LIBOR) + 24.20%),
23.826%, 6/25/37	8,091	14,239
REMICs IFB Ser. 18-86, Class DS, IO,
((-1 x 1 Month US LIBOR) + 6.10%),
5.998%, 12/25/48	48,321	4,062
REMICs Ser. 06-46, Class OC, PO,
zero %, 6/25/36	3,110	2,893
Government National Mortgage Association
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	27,281	5,073
Ser. 13-14, IO, 3.50%, 12/20/42	78,943	7,185
Ser. 12-141, Class WI, IO, 3.50%, 11/20/41	6,025	6
Ser. 16-H16, Class EI, IO, 2.198%, 6/20/66 W	129,159	8,744
Ser. 15-H26, Class DI, IO, 1.732%, 10/20/65 W	188,602	13,472
		119,278
Commercial mortgage-backed securities (1.3%)
Banc of America Commercial Mortgage Trust
FRB Ser. 07-1, Class XW, IO, 0.313%, 1/15/49 W	14,504	—
BANK
FRB Ser. 17-BNK8, Class B, 3.925%, 11/15/50 W	12,000	12,820
FRB Ser. 19-BN22, Class C, 3.461%, 11/15/62 W	44,000	45,678
Barclays Commercial Mortgage Trust Ser. 19-C5,
Class AS, 3.366%, 11/15/52 W	30,000	31,679
Bear Stearns Commercial Mortgage Securities
Trust 144A FRB Ser. 06-PW14, Class X1, IO,
0.517%, 12/11/38 W	4,186	15
CD Commercial Mortgage Trust
FRB Ser. 17-CD6, Class B, 3.911%, 11/13/50 W	14,000	14,778
FRB Ser. 17-CD6, Class AM, 3.709%, 11/13/50 W	73,000	77,271
CFCRE Commercial Mortgage Trust FRB
Ser. 17-C8, Class B, 4.199%, 6/15/50 W	14,000	14,903
Citigroup Commercial Mortgage Trust
FRB Ser. 13-GC17, Class C, 5.102%, 11/10/46 W	11,000	11,308
Ser. 18-C6, Class AS, 4.642%, 11/10/51 W	13,000	14,851
Ser. 13-GC11, Class B, 3.732%, 4/10/46 W	77,000	78,425
Citigroup Commercial Mortgage Trust 144A FRB
Ser. 06-C5, Class XC, IO, 0.401%, 10/15/49 W	374,725	4
COMM Mortgage Trust
FRB Ser. 12-LC4, Class C, 5.558%, 12/10/44 W	29,000	28,311
FRB Ser. 13-CR13, Class C, 4.881%, 11/10/46 W	27,000	28,133
FRB Ser. 14-CR17, Class C, 4.784%, 5/10/47 W	58,000	60,237
Ser. 13-CR11, Class AM, 4.715%, 8/10/50 W	20,000	20,977
Ser. 14-CR19, Class B, 4.703%, 8/10/47 W	16,000	16,882
Ser. 14-UBS2, Class B, 4.701%, 3/10/47	75,000	78,374
FRB Ser. 14-UBS6, Class C, 4.439%, 12/10/47 W	16,000	16,371
Ser. 15-CR27, Class AM, 3.984%, 10/10/48	59,000	62,904
3.829%, 2/10/48 W	18,000	18,754
Ser. 12-CR2, Class AM, 3.791%, 8/15/45	77,000	77,661
Ser. 15-DC1, Class AM, 3.724%, 2/10/48	74,000	77,270
FRB Ser. 14-CR18, Class XA, IO,
0.997%, 7/15/47 W	81,658	1,685

Putnam VT Global Asset Allocation Fund 21

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value

Commercial mortgage-backed securities cont.
COMM Mortgage Trust
FRB Ser. 14-CR20, Class XA, IO,
0.985%, 11/10/47 W	$259,947	$5,903
FRB Ser. 14-CR17, Class XA, IO,
0.959%, 5/10/47 W	533,588	9,867
FRB Ser. 14-UBS6, Class XA, IO,
0.862%, 12/10/47 W	788,065	15,831
FRB Ser. 14-LC17, Class XA, IO,
0.704%, 10/10/47 W	438,574	7,160
Credit Suisse Commercial Mortgage Trust 144A
FRB Ser. 07-C2, Class AX, IO, 0.015%, 1/15/49 W	479,535	5
CSAIL Commercial Mortgage Trust
Ser. 16-C7, Class AS, 3.958%, 11/15/49 W	15,000	16,014
FRB Ser. 20-C19, Class XA, IO, 1.115%, 3/15/53 W	1,045,067	77,308
CSMC Trust FRB Ser. 16-NXSR, Class C,
4.455%, 12/15/49 W	70,000	60,695
Federal Home Loan Mortgage Corporation
Multifamily Structured Pass-Through
Certificates FRB Ser. K740, Class X1, IO,
0.758%, 9/25/27 W	382,452	14,635
GS Mortgage Securities Corp., II 144A Ser. GC10,
Class B, 3.682%, 2/10/46	50,000	50,041
GS Mortgage Securities Trust
FRB Ser. 15-GC32, Class B, 4.412%, 7/10/48 W	73,000	77,825
Ser. 15-GC32, Class AS, 4.018%, 7/10/48 W	72,000	76,480
Ser. 17-GS7, Class AS, 3.663%, 8/10/50	10,000	10,621
GS Mortgage Securities Trust 144A
FRB Ser. 13-GC14, Class B, 4.738%, 8/10/46 W	13,000	13,524
Ser. 12-GCJ9, Class C, 4.448%, 11/10/45 W	17,000	17,006
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C15, Class C, 5.192%, 11/15/45 W	43,000	44,910
FRB Ser. 14-C22, Class C, 4.553%, 9/15/47 W	13,000	12,667
FRB Ser. 13-C12, Class B, 4.098%, 7/15/45 W	12,000	12,216
JPMorgan Chase Commercial Mortgage
Securities Trust
Ser. 06-LDP9, Class AMS, 5.337%, 5/15/47	8,785	8,291
Ser. 12-C6, Class AS, 4.117%, 5/15/45	16,000	16,102
LB-UBS Commercial Mortgage Trust 144A FRB
Ser. 06-C6, Class XCL, IO, 0.435%, 9/15/39 W	216,572	26
Mezz Cap Commercial Mortgage Trust 144A FRB
Ser. 06-C4, Class X, IO, 6.817%, 7/15/45 W	3,443	—
Morgan Stanley Bank of America Merrill
Lynch Trust
FRB Ser. 14-C14, Class C, 5.049%, 2/15/47 W	10,000	10,500
FRB Ser. 15-C24, Class B, 4.343%, 5/15/48 W	10,000	10,632
Ser. 13-C13, Class AS, 4.266%, 11/15/46	75,000	78,028
FRB Ser. 14-C17, Class XA, IO, 1.055%, 8/15/47 W	170,752	3,162
FRB Ser. 15-C26, Class XA, IO, 0.98%, 10/15/48 W	586,864	15,598
FRB Ser. 13-C12, Class XA, IO,
0.577%, 10/15/46 W	415,591	3,170
Morgan Stanley Bank of America Merrill
Lynch Trust 144A FRB Ser. 12-C5, Class E,
4.636%, 8/15/45 W	15,000	15,047
Morgan Stanley Capital I Trust FRB Ser. 18-H3,
Class XA, IO, 0.824%, 7/15/51 W	1,534,836	64,333
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C4, Class XA, IO, 1.575%, 12/10/45 W	181,606	1,286
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class AS, 4.306%, 7/15/46 W	19,000	19,097
FRB Ser. 13-LC12, Class C, 4.306%, 7/15/46 W	24,000	21,589

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value

Commercial mortgage-backed securities cont.
Wells Fargo Commercial Mortgage Trust
FRB Ser. 20-C57, Class C, 4.023%, 8/15/53 W	$16,000	$17,612
Ser. 15-NXS3, Class AS, 3.972%, 9/15/57 W	16,000	17,008
WF-RBS Commercial Mortgage Trust
FRB Ser. 13-C11, Class C, 4.183%, 3/15/45 W	47,000	47,848
Ser. 13-C11, Class AS, 3.311%, 3/15/45	12,000	12,184
Ser. 12-C10, Class AS, 3.241%, 12/15/45	14,000	14,205
WF-RBS Commercial Mortgage Trust 144A
FRB Ser. 11-C3, Class D, 5.425%, 3/15/44 W	29,990	15,019
FRB Ser. 13-C15, Class D, 4.503%, 8/15/46 W	43,000	25,083
FRB Ser. 12-C10, Class XA, IO,
1.483%, 12/15/45 W	271,880	1,975
		1,729,794
Residential mortgage-backed securities (non-agency) (1.7%)
Citigroup Mortgage Loan Trust, Inc. FRB
Ser. 05-2, Class 1A2A, 2.763%, 5/25/35 W	10,049	10,208
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR
+ 0.94%), 1.022%, 6/25/46	58,606	54,914
FRB Ser. 06-OA10, Class 4A1, (1 Month
US LIBOR + 0.38%), 0.482%, 8/25/46	77,663	71,943
Ellington Financial Mortgage Trust 144A
Ser. 20-2, Class A2, 1.486%, 10/25/65 W	54,658	54,467
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN
Ser. 16-DNA2, Class M3, (1 Month US LIBOR
+ 4.65%), 4.753%, 10/25/28	89,207	92,191
Federal Home Loan Mortgage Corporation 144A
Seasoned Credit Risk Transfer Trust FRB
Ser. 17-2, Class 2, 4.00%, 8/25/56 W	73,000	73,563
Structured Agency Credit Risk Trust FRB
Ser. 18-HRP2, Class M3, (1 Month US LIBOR
+ 2.40%), 2.503%, 2/25/47	110,000	112,155
Structured Agency Credit Risk Debt FRN
Ser. 21-DNA2, Class M2, (US 30 Day Average
SOFR + 2.30%), 2.35%, 8/25/33	111,000	113,028
Structured Agency Credit Risk Trust FRB
Ser. 18-DNA3, Class M2, (1 Month US LIBOR
+ 2.10%), 2.203%, 9/25/48	111,000	111,833
Structured Agency Credit Risk Trust FRB
Ser. 18-DNA3, Class M2B, (1 Month US LIBOR
+ 2.10%), 2.203%, 9/25/48	28,000	28,351
Structured Agency Credit Risk Trust FRB
Ser. 19-HRP1, Class M2, (1 Month US LIBOR
+ 1.40%), 1.503%, 2/25/49	81,793	82,030
Structured Agency Credit Risk Trust FRB
Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR
+ 1.00%), 1.103%, 2/25/47	109,000	108,675
Structured Agency Credit Risk Trust REMICs
FRB Ser. 21-HQA3, Class M1, (US 30 Day
Average SOFR + 0.85%), 0.90%, 9/25/41	36,000	35,978
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 2M2, (1 Month US LIBOR
+ 6.95%), 7.053%, 8/25/28	54,021	56,953
Connecticut Avenue Securities FRB
Ser. 16-C01, Class 1M2, (1 Month US LIBOR
+ 6.75%), 6.853%, 8/25/28	53,369	55,944
Connecticut Avenue Securities FRB
Ser. 16-C02, Class 1M2, (1 Month US LIBOR
+ 6.00%), 6.103%, 9/25/28	40,633	41,952
Connecticut Avenue Securities FRB
Ser. 15-C04, Class 1M2, (1 Month US LIBOR
+ 5.70%), 5.803%, 4/25/28	50,353	53,039

22 Putnam VT Global Asset Allocation Fund

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB
Ser. 15-C04, Class 2M2, (1 Month US LIBOR
+ 5.55%), 5.653%, 4/25/28	$55,969	$58,372
Connecticut Avenue Securities FRB
Ser. 13-C01, Class M2, (1 Month US LIBOR
+ 5.25%), 5.353%, 10/25/23	6,438	6,692
Connecticut Avenue Securities FRB
Ser. 15-C03, Class 2M2, (1 Month US LIBOR
+ 5.00%), 5.103%, 7/25/25	881	886
Connecticut Avenue Securities FRB
Ser. 14-C04, Class 2M2, (1 Month US LIBOR
+ 5.00%), 5.103%, 11/25/24	984	999
Connecticut Avenue Securities FRB
Ser. 14-C04, Class 1M2, (1 Month US LIBOR
+ 4.90%), 5.003%, 11/25/24	2,865	2,980
Connecticut Avenue Securities FRB
Ser. 16-C05, Class 2M2, (1 Month US LIBOR
+ 4.45%), 4.553%, 1/25/29	67,432	69,878
Connecticut Avenue Securities FRB
Ser. 16-C07, Class 2M2, (1 Month US LIBOR
+ 4.35%), 4.453%, 5/25/29	102,180	105,969
Connecticut Avenue Securities FRB
Ser. 15-C01, Class 1M2, (1 Month US LIBOR
+ 4.30%), 4.403%, 2/25/25	4,952	5,040
Connecticut Avenue Securities FRB
Ser. 16-C06, Class 1M2, (1 Month US LIBOR
+ 4.25%), 4.353%, 4/25/29	64,791	66,870
Connecticut Avenue Securities FRB
Ser. 16-C04, Class 1M2, (1 Month US LIBOR
+ 4.25%), 4.353%, 1/25/29	111,704	115,637
Connecticut Avenue Securities FRB
Ser. 15-C02, Class 1M2, (1 Month US LIBOR
+ 4.00%), 4.103%, 5/25/25	2,146	2,186
Connecticut Avenue Securities FRB
Ser. 17-C01, Class 1M2, (1 Month US LIBOR
+ 3.55%), 3.653%, 7/25/29	115,267	118,340
Connecticut Avenue Securities FRB
Ser. 17-C01, Class 1M2C, (1 Month US LIBOR
+ 3.55%), 3.653%, 7/25/29	44,000	45,593
Connecticut Avenue Securities FRB
Ser. 14-C03, Class 2M2, (1 Month US LIBOR
+ 2.90%), 3.003%, 7/25/24	3,884	3,944
Connecticut Avenue Securities FRB
Ser. 14-C02, Class 1M2, (1 Month US LIBOR
+ 2.60%), 2.703%, 5/25/24	6,949	7,090
Connecticut Avenue Securities FRB
Ser. 17-C05, Class 1M2A, (1 Month US LIBOR
+ 2.20%), 2.303%, 1/25/30	17,906	17,957
Connecticut Avenue Securities FRB
Ser. 18-C05, Class 1ED1, (1 Month US LIBOR
+ 0.65%), 0.753%, 1/25/31	34,191	34,116
Connecticut Avenue Securities FRB
Ser. 17-C04, Class 2ED1, (1 Month US LIBOR
+ 0.60%), 0.703%, 11/25/29	24,784	24,676
Federal National Mortgage Association 144A
Connecticut Avenue Securities FRB
Ser. 21-R02, Class 2M1, (US 30 Day Average
SOFR + 0.90%), 0.95%, 11/25/41	25,379	25,394
Connecticut Avenue Securities Trust FRB
Ser. 21-R01, Class 1M1, (US 30 Day Average
SOFR + 0.75%), 0.80%, 10/25/41	33,618	33,555

	Principal
MORTGAGE-BACKED SECURITIES (3.1%)* cont.	amount	Value

Residential mortgage-backed securities (non-agency) cont.
Long Beach Mortgage Loan Trust FRB
Ser. 04-1, Class A2, (1 Month US LIBOR + 0.80%),
0.902%, 2/25/34	$20,109	$20,064
New Century Home Equity Loan Trust FRB
Ser. 03-4, Class M1, (1 Month US LIBOR + 1.13%),
1.227%, 10/25/33	39,165	39,609
Park Place Securities, Inc. Asset-Backed
Pass-Through Certificates FRB Ser. 04-WCW2,
Class M3, (1 Month US LIBOR + 1.05%),
1.152%, 10/25/34	26,848	26,644
Verus Securitization Trust 144A Ser. 20-5,
Class A2, 1.578%, 5/25/65	64,622	64,415
Visio Trust 144A Ser. 20-1, Class A3,
3.521%, 8/25/55 W	117,000	119,427
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR9, Class A1C3, (1 Month US LIBOR
+ 0.96%), 1.062%, 7/25/45	20,266	19,330
		2,192,887

Total mortgage-backed securities (cost $4,110,991)		$4,041,959

FOREIGN GOVERNMENT AND AGENCY	Principal
BONDS AND NOTES (0.5%)*	amount	Value

Dominican (Republic of) sr. unsec.
unsub. notes Ser. REGS, 5.50%,
1/27/25 (Dominican Republic)	$130,000	$140,400
Indonesia (Republic of) sr. unsec.
unsub. notes Ser. REGS, 5.875%,
1/15/24 (Indonesia)	200,000	219,498
Ivory Coast (Republic of) sr. unsec.
unsub. bonds Ser. REGS, 5.75%,
12/31/32 (Ivory Coast)	95,257	95,376
Mexico (Government of) sr. unsec.
bonds 5.55%, 1/21/45 (Mexico)	98,000	117,233
Uruguay (Oriental Republic of)
sr. unsec. unsub. bonds 7.625%,
3/21/36 (Uruguay)	10,000	15,100
Venezuela (Republic of) sr. unsec.
notes 9.00%, 5/7/23 (Venezuela)
(In default) †	23,000	1,380
Total foreign government and agency bonds and notes
(cost $588,814)		$588,987

	Principal
SENIOR LOANS (0.4%)*c	amount	Value

Adient US, LLC bank term loan FRN Ser. B, (BBA
LIBOR USD 3 Month + 3.50%), 3.604%, 4/1/28	$9,950	$9,940
AMC Entertainment Holdings, Inc. bank term
loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 3.103%, 4/22/26	9,911	8,907
American Airlines, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 4.75%), 5.50%, 4/20/28	5,000	5,172
AppleCaramel Buyer, LLC bank term loan
FRN (BBA LIBOR USD 3 Month + 4.00%),
4.50%, 10/19/27	9,900	9,901
Arches Buyer, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 3.25%), 3.75%, 12/6/27	14,850	14,729
Ascend Learning, LLC bank term loan FRN
(1 Month US LIBOR + 5.75%), 6.25%, 11/18/29	5,000	5,008
Asurion, LLC bank term loan FRN (BBA LIBOR
USD 3 Month + 5.25%), 5.354%, 1/30/29	10,000	9,952
Asurion, LLC bank term loan FRN Ser. B9, (BBA
LIBOR USD 3 Month + 3.25%), 3.354%, 7/31/27	4,975	4,940

Putnam VT Global Asset Allocation Fund 23

	Principal
SENIOR LOANS (0.4%)*c cont.	amount	Value

Brand Industrial Services, Inc. bank term
loan FRN (BBA LIBOR USD 3 Month + 4.25%),
5.25%, 6/21/24	$4,872	$4,758
Clarios Global LP bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
3.354%, 4/30/26	29,881	29,679
CP Atlas Buyer, Inc. bank term loan FRN
Ser. B1, (BBA LIBOR USD 3 Month + 3.75%),
4.25%, 11/23/27	20,844	20,729
CPG International, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 2.50%), 3.25%, 5/5/24	2,652	2,650
CQP Holdco LP bank term loan FRN (BBA LIBOR
USD 3 Month + 3.75%), 4.25%, 6/4/28	14,925	14,881
DIRECTV Financing, LLC bank term loan
FRN (BBA LIBOR USD 3 Month + 5.00%),
5.75%, 7/22/27	9,775	9,778
Epicor Software Corp. bank term loan FRN (BBA
LIBOR USD 3 Month + 7.75%), 8.75%, 7/30/28	5,000	5,108
Epicor Software Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
4.00%, 7/30/27	39,500	39,445
Global Medical Response, Inc. bank term loan
FRN (1 Month US LIBOR + 4.25%), 5.25%, 10/2/25	24,813	24,682
Greeneden US Holdings II, LLC bank term
loan FRN (BBA LIBOR USD 3 Month + 4.00%),
4.544%, 12/1/27	9,925	9,954
iHeartCommunications, Inc. bank term loan FRN
(BBA LIBOR USD 3 Month + 3.25%), 3.75%, 5/1/26	8,916	8,908
IRB Holding Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.25%),
4.25%, 12/15/27	4,950	4,945
Jazz Financing Lux Sarl bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.50%),
4.00%, 5/31/28	9,950	9,982
Klockner-Pentaplast of America, Inc. bank term
loan FRN (BBA LIBOR USD 3 Month + 4.75%),
5.25%, 2/4/26	9,925	9,637
MajorDrive Holdings IV, LLC bank term loan FRN
(BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/1/28	14,913	14,894
One Call Corp. bank term loan FRN Ser. B,
(1 Month US LIBOR + 5.50%), 6.25%, 4/22/27	9,950	9,944
Ortho-Clinical Diagnostics, Inc. bank term
loan FRN (BBA LIBOR USD 3 Month + 3.25%),
3.081%, 6/30/25	29,267	29,231
PECF USS Intermediate Holding III Corp. bank
term loan FRN Ser. B, (1 Month US LIBOR
+ 4.25%), 5.00%, 11/4/28	25,000	25,009
Polaris Newco, LLC bank term loan FRN Ser. B,
(BBA LIBOR USD 3 Month + 4.00%), 4.50%, 6/3/28	14,963	14,948
Quorum Health Corp. bank term loan FRN (BBA
LIBOR USD 3 Month + 7.00%), 8.00%, 4/29/25	17,522	16,974
Robertshaw Holdings Corp. bank term loan
FRN (BBA LIBOR USD 3 Month + 8.00%),
9.00%, 2/28/26	10,000	7,800
Robertshaw Holdings Corp. bank term loan
FRN (BBA LIBOR USD 3 Month + 3.50%),
4.50%, 2/28/25	4,714	4,429
Rocket Software, Inc. bank term loan FRN (BBA
LIBOR USD 3 Month + 4.25%), 4.75%, 11/28/25	4,975	4,961
SCIH Salt Holdings, Inc. bank term loan
FRN Ser. B, (1 Month US LIBOR + 4.00%),
4.75%, 3/16/27	12,291	12,158

	Principal
SENIOR LOANS (0.4%)*c cont.	amount	Value

Starfruit US Holdco, LLC bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.00%),
3.102%, 10/1/25	$7,828	$7,793
Terrier Media Buyer, Inc. bank term loan
FRN (BBA LIBOR USD 3 Month + 3.50%),
3.604%, 12/17/26	34,563	34,381
Titan Acquisition, Ltd. (United Kingdom) bank
term loan FRN Ser. B, (BBA LIBOR USD 3 Month
+ 3.00%), 3.354%, 3/28/25	19,201	18,860
TK Elevator US Newco, Inc. bank term loan
FRN (BBA LIBOR USD 3 Month + 3.50%),
4.00%, 7/31/27	4,975	4,974
UKG, Inc. bank term loan FRN (1 Month US LIBOR
+ 5.25%), 5.75%, 5/3/27	5,000	5,009
United Airlines, Inc. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 3.75%),
4.50%, 4/21/28	9,925	9,939
Vertiv Group Corp. bank term loan FRN
Ser. B, (BBA LIBOR USD 3 Month + 2.75%),
2.844%, 3/2/27	14,515	14,358
Total senior loans (cost $499,320)		$499,347

	Principal
ASSET-BACKED SECURITIES (0.3%)*	amount	Value

Mello Warehouse Securitization Trust 144A
FRB Ser. 20-1, Class A, (1 Month US LIBOR
+ 0.90%), 1.002%, 10/25/53	$25,000	$25,000
FRB Ser. 20-2, Class A, (1 Month US LIBOR
+ 0.80%), 0.902%, 11/25/53	25,000	25,000
FRB Ser. 21-2, Class A, (1 Month US LIBOR
+ 0.75%), 0.852%, 4/25/55	28,000	28,000
NewRez Warehouse Securitization Trust 144A
FRB Ser. 21-1, Class A, (1 Month US LIBOR
+ 0.75%), 0.852%, 5/25/55	25,000	24,944
Provident Funding Mortgage Warehouse
Securitization Trust 144A FRB Ser. 21-1, Class A,
(1 Month US LIBOR + 0.70%), 0.802%, 2/25/55	25,000	25,000
RMF Buyout Issuance Trust 144A Ser. 20-HB1,
Class A1, 1.719%, 10/25/50 W	119,974	120,178
Station Place Securitization Trust 144A
FRB Ser. 21-6, Class A, (1 Month US LIBOR
+ 0.80%), 0.902%, 4/25/22	46,000	46,000
FRB Ser. 21-10, Class A, (1 Month US LIBOR
+ 0.75%), 0.852%, 8/8/22	46,000	46,000
FRB Ser. 21-WL2, Class A, (1 Month US LIBOR
+ 0.70%), 0.802%, 3/25/54	29,000	29,000
FRB Ser. 21-WL1, Class A, (1 Month US LIBOR
+ 0.65%), 0.752%, 1/26/54	9,667	9,667
Towd Point Asset Trust 144A FRB
Ser. 18-SL1, Class A, (1 Month US LIBOR + 0.60%),
0.703%, 1/25/46	29,048	29,018
Total asset-backed securities (cost $407,572)		$407,807

	Principal
CONVERTIBLE BONDS AND NOTES (—%)*	amount	Value

DISH Network Corp. cv. sr. unsec. notes
3.375%, 8/15/26	$5,000	$4,733
Nabors Industries, Inc. company guaranty cv. sr.
unsec. notes 0.75%, 1/15/24	15,000	13,050
Transocean, Inc. cv. company guaranty sr. unsec.
sub. notes 0.50%, 1/30/23	7,000	6,274
Total convertible bonds and notes (cost $22,285)		$24,057

24 Putnam VT Global Asset Allocation Fund

		Principal
		amount/
SHORT-TERM INVESTMENTS (5.3%)*		shares	Value

Putnam Short Term Investment Fund
Class P 0.13% L	Shares	4,966,168	$4,966,168
U.S. Treasury Bills 0.044%, 2/17/22 # ∆ §		$438,000	437,984
U.S. Treasury Bills 0.041%, 3/17/22 # §		500,000	499,945
U.S. Treasury Bills 0.049%, 4/21/22 # §		1,000,000	999,779
Total short-term investments (cost $6,903,950)			$6,903,876

Total investments (cost $110,498,601)			$142,101,583

Key to holding’s abbreviations

FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
PO	Principal Only
TBA	To Be Announced Commitments

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2021 through December 31, 2021 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $130,073,344.

† This security is non-income-producing.

‡‡   Income may be received in cash or additional securities at the discretion of the issuer. The rate shown in parenthesis is the rate paid in kind, if applicable.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,171,732 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $111,000 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $483,924 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

W The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.

At the close of the reporting period, the fund maintained liquid assets totaling $18,889,605 to cover certain derivative contracts and delayed delivery securities.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA commitments.

The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $66,951,441)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/19/22	$369,756	$361,702	$8,054
	Australian Dollar	Sell	1/19/22	369,756	370,307	551
	British Pound	Buy	3/16/22	166,707	164,051	2,656
	British Pound	Sell	3/16/22	166,707	163,056	(3,651)
	Canadian Dollar	Buy	1/19/22	13,439	12,574	865
	Euro	Buy	3/16/22	450,482	450,607	(125)
	Japanese Yen	Sell	2/16/22	697,974	706,617	8,643
	New Zealand Dollar	Buy	1/19/22	449,775	454,075	(4,300)
	New Zealand Dollar	Sell	1/19/22	449,775	457,351	7,576
	Swiss Franc	Buy	3/16/22	107,641	106,349	1,292
	Swiss Franc	Sell	3/16/22	107,641	106,837	(804)

Putnam VT Global Asset Allocation Fund 25

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $66,951,441) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Barclays Bank PLC
	Australian Dollar	Buy	1/19/22	$263,238	$259,247	$3,991
	Australian Dollar	Sell	1/19/22	263,238	263,532	294
	British Pound	Buy	3/16/22	255,608	251,479	4,129
	British Pound	Sell	3/16/22	255,608	249,693	(5,915)
	Canadian Dollar	Buy	1/19/22	680,413	674,634	5,779
	Canadian Dollar	Sell	1/19/22	680,413	692,244	11,831
	Euro	Buy	3/16/22	125,305	124,222	1,083
	Euro	Sell	3/16/22	125,305	124,888	(417)
	Japanese Yen	Buy	2/16/22	147,694	149,436	(1,742)
	Japanese Yen	Sell	2/16/22	147,694	149,667	1,973
	New Zealand Dollar	Buy	1/19/22	168,049	165,574	2,475
	New Zealand Dollar	Sell	1/19/22	168,049	170,890	2,841
	Swiss Franc	Buy	3/16/22	171,412	169,366	2,046
	Swiss Franc	Sell	3/16/22	171,412	170,190	(1,222)
Citibank, N.A.
	Australian Dollar	Buy	1/19/22	19,863	19,430	433
	Australian Dollar	Sell	1/19/22	19,863	19,892	29
	British Pound	Buy	3/16/22	439,905	432,902	7,003
	British Pound	Sell	3/16/22	439,905	430,261	(9,644)
	Canadian Dollar	Buy	1/19/22	619,068	613,864	5,204
	Canadian Dollar	Sell	1/19/22	619,068	628,106	9,038
	Danish Krone	Sell	3/16/22	70,558	70,345	(213)
	Euro	Buy	3/16/22	146,398	145,905	493
	Euro	Sell	3/16/22	146,398	145,119	(1,279)
	Japanese Yen	Buy	2/16/22	380,900	385,408	(4,508)
	New Zealand Dollar	Buy	1/19/22	372,050	367,474	4,576
	New Zealand Dollar	Sell	1/19/22	372,050	378,251	6,201
	Swedish Krona	Buy	3/16/22	40,893	40,829	64
	Swedish Krona	Sell	3/16/22	40,893	40,933	40
	Swiss Franc	Buy	3/16/22	260,911	257,798	3,113
	Swiss Franc	Sell	3/16/22	260,911	258,953	(1,958)
Credit Suisse International
	Australian Dollar	Buy	1/19/22	3,856	3,862	(6)
	Australian Dollar	Sell	1/19/22	3,856	3,772	(84)
	British Pound	Sell	3/16/22	578,467	569,637	(8,830)
	Canadian Dollar	Buy	1/19/22	118,422	120,284	(1,862)
	Canadian Dollar	Sell	1/19/22	118,422	118,831	409
	Euro	Buy	3/16/22	173,306	171,813	1,493
	Euro	Sell	3/16/22	173,306	172,727	(579)
	New Zealand Dollar	Buy	1/19/22	163,119	165,854	(2,735)
	New Zealand Dollar	Sell	1/19/22	163,119	160,685	(2,434)
Goldman Sachs International
	Australian Dollar	Buy	1/19/22	541,828	543,324	(1,496)
	Australian Dollar	Sell	1/19/22	541,828	542,635	807
	British Pound	Buy	3/16/22	637,734	627,486	10,248
	British Pound	Sell	3/16/22	637,734	623,434	(14,300)
	Canadian Dollar	Buy	1/19/22	940,736	946,132	(5,396)
	Canadian Dollar	Sell	1/19/22	940,736	940,300	(436)
	Euro	Buy	3/16/22	551,729	546,979	4,750
	Euro	Sell	3/16/22	551,729	549,975	(1,754)
	Japanese Yen	Buy	2/16/22	257,901	259,867	(1,966)
	Japanese Yen	Sell	2/16/22	257,901	260,579	2,678

26 Putnam VT Global Asset Allocation Fund

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $66,951,441) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Goldman Sachs International cont.
	New Zealand Dollar	Buy	1/19/22	$704,519	$697,112	$7,407
	New Zealand Dollar	Sell	1/19/22	704,519	719,466	14,947
	Norwegian Krone	Buy	3/16/22	61,747	59,924	1,823
	Norwegian Krone	Sell	3/16/22	61,747	60,214	(1,533)
	Swiss Franc	Buy	3/16/22	81,033	80,062	971
	Swiss Franc	Sell	3/16/22	81,033	80,454	(579)
HSBC Bank USA, National Association
	Australian Dollar	Buy	1/19/22	114,521	112,024	2,497
	Australian Dollar	Sell	1/19/22	114,521	114,657	136
	British Pound	Buy	3/16/22	279,829	273,720	6,109
	British Pound	Sell	3/16/22	279,829	275,377	(4,452)
	Canadian Dollar	Buy	1/19/22	45,693	45,959	(266)
	Canadian Dollar	Sell	1/19/22	45,693	45,137	(556)
	Euro	Buy	3/16/22	559,254	557,390	1,864
	Euro	Sell	3/16/22	559,254	554,382	(4,872)
	Hong Kong Dollar	Buy	2/16/22	47,634	47,719	(85)
	Japanese Yen	Buy	2/16/22	40,511	40,890	(379)
	Japanese Yen	Sell	2/16/22	40,511	41,024	513
	New Zealand Dollar	Buy	1/19/22	214,204	221,971	(7,767)
	New Zealand Dollar	Sell	1/19/22	214,204	216,277	2,073
	Swiss Franc	Buy	3/16/22	180,867	178,702	2,165
	Swiss Franc	Sell	3/16/22	180,867	179,574	(1,293)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/19/22	535,935	536,588	(653)
	Australian Dollar	Sell	1/19/22	535,935	551,207	15,272
	British Pound	Buy	3/16/22	418,390	410,912	7,478
	Canadian Dollar	Buy	1/19/22	634,799	645,569	(10,770)
	Canadian Dollar	Sell	1/19/22	634,799	628,650	(6,149)
	Euro	Buy	3/16/22	363,145	358,330	4,815
	Japanese Yen	Buy	2/16/22	372,409	377,405	(4,996)
	Japanese Yen	Sell	2/16/22	372,409	376,824	4,415
	New Zealand Dollar	Buy	1/19/22	1,262,697	1,283,797	(21,100)
	New Zealand Dollar	Sell	1/19/22	1,262,697	1,244,147	(18,550)
	Norwegian Krone	Sell	3/16/22	230,862	223,499	(7,363)
	Singapore Dollar	Sell	2/16/22	164,545	164,271	(274)
	South Korean Won	Buy	2/16/22	232,126	232,964	(838)
	South Korean Won	Sell	2/16/22	232,183	232,414	231
	Swedish Krona	Sell	3/16/22	12,867	12,879	12
	Swiss Franc	Buy	3/16/22	118,526	116,376	2,150
Morgan Stanley & Co. International PLC
	Australian Dollar	Buy	1/19/22	1,453,340	1,459,632	(6,292)
	Australian Dollar	Sell	1/19/22	1,480,842	1,457,589	(23,253)
	British Pound	Buy	3/16/22	177,532	174,147	3,385
	British Pound	Sell	3/16/22	177,532	173,333	(4,199)
	Canadian Dollar	Buy	1/19/22	79	11,609	(11,530)
	Euro	Buy	3/16/22	133,970	130,996	2,974
	Japanese Yen	Sell	2/16/22	321,394	325,083	3,689
	New Zealand Dollar	Buy	1/19/22	640,080	656,408	(16,328)
	New Zealand Dollar	Sell	1/19/22	640,080	650,738	10,658
	Swedish Krona	Buy	3/16/22	92,051	91,735	316
	Swedish Krona	Sell	3/16/22	92,051	91,574	(477)

Putnam VT Global Asset Allocation Fund 27

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $66,951,441) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Morgan Stanley & Co. International PLC cont.
	Swiss Franc	Buy	3/16/22	$124,133	$122,350	$1,783
	Swiss Franc	Sell	3/16/22	124,133	122,744	(1,389)
NatWest Markets PLC
	Australian Dollar	Buy	1/19/22	255,962	256,350	(388)
	Australian Dollar	Sell	1/19/22	255,962	256,363	401
	British Pound	Buy	3/16/22	43,165	42,203	962
	British Pound	Sell	3/16/22	43,165	42,220	(945)
	Canadian Dollar	Buy	1/19/22	125,932	126,659	(727)
	Canadian Dollar	Sell	1/19/22	125,932	124,401	(1,531)
	Euro	Sell	3/16/22	635,988	632,609	(3,379)
	Japanese Yen	Buy	2/16/22	411,170	412,180	(1,010)
	New Zealand Dollar	Buy	1/19/22	723,008	719,348	3,660
	New Zealand Dollar	Sell	1/19/22	723,008	735,138	12,130
	Swiss Franc	Sell	3/16/22	244,858	241,272	(3,586)
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/19/22	2,366,015	2,354,526	11,489
	Australian Dollar	Sell	1/19/22	2,366,015	2,404,839	38,824
	British Pound	Sell	3/16/22	328,136	324,435	(3,701)
	Canadian Dollar	Buy	1/19/22	1,499,565	1,517,384	(17,819)
	Canadian Dollar	Sell	1/19/22	1,499,565	1,506,297	6,732
	Chinese Yuan (Offshore)	Sell	2/16/22	6,824	6,750	(74)
	Euro	Buy	3/16/22	1,239,595	1,229,058	10,537
	Euro	Sell	3/16/22	1,239,595	1,235,472	(4,123)
	Japanese Yen	Buy	2/16/22	47,481	50,101	(2,620)
	New Zealand Dollar	Buy	1/19/22	1,086,841	1,124,111	(37,270)
	New Zealand Dollar	Sell	1/19/22	1,086,841	1,076,246	(10,595)
	Swedish Krona	Buy	3/16/22	40,384	40,425	(41)
	Swedish Krona	Sell	3/16/22	40,384	40,161	(223)
	Swiss Franc	Buy	3/16/22	736,443	731,090	5,353
	Swiss Franc	Sell	3/16/22	736,443	727,561	(8,882)
Toronto-Dominion Bank
	Australian Dollar	Buy	1/19/22	399,441	402,448	(3,007)
	Australian Dollar	Sell	1/19/22	399,441	390,678	(8,763)
	British Pound	Buy	3/16/22	327,866	322,605	5,261
	British Pound	Sell	3/16/22	327,866	320,365	(7,501)
	Canadian Dollar	Buy	1/19/22	789,744	783,486	6,258
	Canadian Dollar	Sell	1/19/22	789,744	803,683	13,939
	Euro	Buy	3/16/22	254,258	252,233	2,025
	Euro	Sell	3/16/22	254,258	253,440	(818)
	Japanese Yen	Buy	2/16/22	582,391	589,259	(6,868)
	Japanese Yen	Sell	2/16/22	582,391	590,399	8,008
	New Zealand Dollar	Buy	1/19/22	281,862	277,722	4,140
	New Zealand Dollar	Sell	1/19/22	281,862	286,528	4,666
	Norwegian Krone	Buy	3/16/22	119,207	115,473	3,734
	Norwegian Krone	Sell	3/16/22	119,207	116,019	(3,188)
UBS AG
	Australian Dollar	Sell	1/19/22	269,786	279,244	9,458
	British Pound	Buy	3/16/22	323,535	315,337	8,198
	Canadian Dollar	Buy	1/19/22	616,301	619,344	(3,043)
	Canadian Dollar	Sell	1/19/22	616,301	627,771	11,470
	Euro	Buy	3/16/22	98,967	105,076	(6,109)
	Japanese Yen	Buy	2/16/22	1,440,382	1,456,836	(16,454)

28 Putnam VT Global Asset Allocation Fund

FORWARD CURRENCY CONTRACTS at 12/31/21 (aggregate face value $66,951,441) cont.						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
UBS AG cont.
	Japanese Yen	Sell	2/16/22	$1,440,382	$1,459,005	$18,623
	New Zealand Dollar	Buy	1/19/22	613,236	630,821	(17,585)
	New Zealand Dollar	Sell	1/19/22	613,236	623,879	10,643
	Swiss Franc	Buy	3/16/22	130,840	129,276	1,564
	Swiss Franc	Sell	3/16/22	130,840	129,904	(936)
WestPac Banking Corp.
	Australian Dollar	Sell	1/19/22	286,885	287,287	402
	British Pound	Buy	3/16/22	46,142	45,135	1,007
	British Pound	Sell	3/16/22	46,142	45,407	(735)
	Canadian Dollar	Buy	1/19/22	22,372	22,035	337
	Euro	Buy	3/16/22	26,338	26,108	230
	Euro	Sell	3/16/22	26,338	26,255	(83)
	Japanese Yen	Buy	2/16/22	221,231	223,820	(2,589)
	New Zealand Dollar	Buy	1/19/22	214,067	221,835	(7,768)
	New Zealand Dollar	Sell	1/19/22	214,066	217,490	3,424
Unrealized appreciation						423,816
Unrealized (depreciation)						(415,960)
Total						$7,856

* The exchange currency for all contracts listed is the United States Dollar.

					Unrealized
	Number of	Notional		Expiration	appreciation/
FUTURES CONTRACTS OUTSTANDING at 12/31/21	contracts	amount	Value	date	(depreciation)
Russell 2000 Index E-Mini (Long)	44	$4,947,345	$4,934,160	Mar-22	$60,256
S&P 500 Index E-Mini (Long)	2	476,618	475,850	Mar-22	(126)
S&P 500 Index E-Mini (Short)	78	18,588,102	18,558,150	Mar-22	(386,135)
U.S. Treasury Bond 30 yr (Long)	9	1,443,938	1,443,938	Mar-22	22,339
U.S. Treasury Bond Ultra 30 yr (Long)	17	3,351,125	3,351,125	Mar-22	72,743
U.S. Treasury Note 2 yr (Long)	28	6,108,813	6,108,813	Mar-22	(5,641)
U.S. Treasury Note 2 yr (Short)	16	3,490,750	3,490,750	Mar-22	3,120
U.S. Treasury Note 5 yr (Long)	47	5,685,898	5,685,898	Mar-22	23,886
U.S. Treasury Note 5 yr (Short)	84	10,162,031	10,162,031	Mar-22	(44,158)
U.S. Treasury Note 10 yr (Long)	16	2,087,500	2,087,500	Mar-22	24,261
U.S. Treasury Note Ultra 10 yr (Short)	26	3,807,375	3,807,375	Mar-22	(63,434)
Unrealized appreciation					206,605
Unrealized (depreciation)					(499,494)
Total					$(292,889)

TBA SALE COMMITMENTS OUTSTANDING at 12/31/21	Principal	Settlement
(proceeds receivable $6,146,563)	amount	date	Value
Uniform Mortgage-Backed Securities, 3.50%, 1/1/52	$1,000,000	1/13/22	$1,053,125
Uniform Mortgage-Backed Securities, 3.00%, 1/1/52	1,000,000	1/13/22	1,036,367
Uniform Mortgage-Backed Securities, 2.50%, 1/1/52	3,000,000	1/13/22	3,063,282
Uniform Mortgage-Backed Securities, 2.00%, 1/1/52	1,000,000	1/13/22	997,595
Total			$6,150,369

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/21
		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$3,333,000	$2,033 E	$(1,785)	3/16/24	Secured Overnight Financing	0.90% — Annually	$248
				Rate — Annually
1,792,000	7,060 E	(8,202)	3/16/27	Secured Overnight Financing	1.25% — Annually	(1,141)
				Rate — Annually
1,777,000	7,001 E	7,989	3/16/27	1.25% — Annually	Secured Overnight Financing	987
					Rate — Annually

Putnam VT Global Asset Allocation Fund 29

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 12/31/21 cont.
		Upfront				Unrealized
		premium	Termination	Payments	Payments	appreciation/
Notional amount	Value	received (paid)	date	made by fund	received by fund	(depreciation)
$1,190,000	$5,998 E	$(7,367)	3/16/32	Secured Overnight Financing	1.40% — Annually	$(1,369)
				Rate — Annually
435,000	14,603 E	(15,941)	3/16/52	Secured Overnight Financing	1.60% — Annually	(1,338)
				Rate — Annually
95,000	3,189 E	3,486	3/16/52	1.60% — Annually	Secured Overnight Financing	297
					Rate — Annually
2,798,000	3,218	(37)	1/3/32	1.3265% — Annually	Secured Overnight Financing	(2,766)
					Rate — Annually
Total		$(21,857)				$(5,082)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/21
		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
Goldman Sachs International
$5,189,166	$5,322,768	$—	12/15/25	(Secured Overnight	A basket (GSGLPWDL) of	$136,367
				Financing Rate plus	common stocks — Monthly*
				0.40%) — Monthly
5,093,759	5,232,062	—	12/15/25	Secured Overnight	A basket (GSGLPWDS) of	(144,048)
				Financing Rate minus	common stocks — Monthly*
				0.25% — Monthly
Upfront premium received		—		Unrealized appreciation		136,367
Upfront premium (paid)		—		Unrealized (depreciation)		(144,048)
Total		$—		Total		$(7,681)

* The 50 largest components, and any individual component greater than 1% of basket value, are shown below.

A BASKET (GSGLPWDL) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
AT&T, Inc.	Communication services	1,182	$29,085	0.55%
Eiffage SA (France)	Basic materials	282	29,023	0.55%
Bank Leumi Le-Israel BM (Israel)	Financials	2,691	28,949	0.54%
Sonic Healthcare, Ltd. (Australia)	Health care	850	28,839	0.54%
FactSet Research Systems, Inc.	Consumer cyclicals	58	28,254	0.53%
KLA Corp.	Technology	66	28,206	0.53%
PepsiCo, Inc.	Consumer staples	162	28,146	0.53%
Edenred (France)	Consumer cyclicals	609	28,131	0.53%
Brenntag AG (Germany)	Basic materials	308	27,911	0.52%
Skanska AB (Sweden)	Basic materials	1,077	27,910	0.52%
A.O. Smith Corp.	Capital goods	324	27,838	0.52%
Fairfax Financial Holdings, Ltd. (Canada)	Financials	56	27,767	0.52%
Textron, Inc.	Capital goods	360	27,754	0.52%
Synopsys, Inc.	Technology	75	27,746	0.52%
Cadence Design Systems, Inc.	Technology	149	27,711	0.52%
Lam Research Corp.	Technology	38	27,668	0.52%
Thales SA (France)	Technology	323	27,535	0.52%
Avery Dennison Corp.	Basic materials	126	27,395	0.51%
Segro PLC (United Kingdom)	Financials	1,406	27,342	0.51%
Mettler-Toledo International, Inc.	Health care	16	27,243	0.51%
Fortive Corp.	Capital goods	357	27,208	0.51%
Sealed Air Corp.	Basic materials	403	27,207	0.51%
Marubeni Corp. (Japan)	Conglomerates	2,778	27,038	0.51%
Secom Co., Ltd. (Japan)	Consumer cyclicals	389	27,026	0.51%
PPG Industries, Inc.	Basic materials	156	26,916	0.51%
Bank Hapoalim MB (Israel)	Financials	2,597	26,819	0.50%
SEI Investments Co.	Financials	439	26,750	0.50%

30 Putnam VT Global Asset Allocation Fund

A BASKET (GSGLPWDL) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
Cummins, Inc.	Capital goods	123	$26,731	0.50%
ConocoPhillips	Energy	370	26,730	0.50%
Chevron Corp.	Energy	228	26,726	0.50%
Zebra Technologies Corp. Class A	Technology	45	26,644	0.50%
Aristocrat Leisure, Ltd. (Australia)	Consumer cyclicals	840	26,634	0.50%
MSCI, Inc.	Technology	43	26,433	0.50%
Eastman Chemical Co.	Basic materials	218	26,369	0.50%
Exxon Mobil Corp.	Energy	430	26,313	0.49%
AMETEK, Inc.	Conglomerates	179	26,290	0.49%
GlaxoSmithKline PLC (United Kingdom)	Health care	1,206	26,229	0.49%
Iberdrola SA (Spain)	Utilities and power	2,210	26,191	0.49%
Sage Group PLC (The) (United Kingdom)	Technology	2,266	26,148	0.49%
Fidelity National Financial, Inc.	Financials	500	26,086	0.49%
Roche Holding AG (Switzerland)	Health care	63	26,064	0.49%
Moncler SpA (Italy)	Consumer cyclicals	357	26,042	0.49%
Coinbase Global, Inc. Class A	Financials	103	26,041	0.49%
Osaka Gas Co., Ltd. (Japan)	Utilities and power	1,566	25,876	0.49%
Nordson Corp.	Capital goods	101	25,735	0.48%
Accenture PLC Class A	Technology	62	25,680	0.48%
RWE AG (Germany)	Utilities and power	629	25,592	0.48%
Pfizer, Inc.	Health care	431	25,434	0.48%
Weyerhaeuser Co.	Basic materials	616	25,373	0.48%
Dover Corp.	Capital goods	139	25,329	0.48%

A BASKET (GSGLPWDS) OF COMMON STOCKS
				Percentage
Common stocks	Sector	Shares	Value	value
Naturgy Energy Group SA (Spain)	Utilities and power	912	$29,737	0.57%
Heineken NV (Netherlands)	Consumer staples	262	29,503	0.56%
Argenx SE (Netherlands)	Health care	79	28,236	0.54%
Berkshire Hathaway, Inc. Class B	Financials	94	28,073	0.54%
Imperial Brands PLC (United Kingdom)	Consumer staples	1,277	27,935	0.53%
Veolia Environnement SA (France)	Utilities and power	760	27,914	0.53%
CH Robinson Worldwide, Inc.	Transportation	259	27,898	0.53%
AXA SA (France)	Financials	926	27,615	0.53%
Black Knight, Inc.	Technology	330	27,350	0.52%
Visa, Inc. Class A	Financials	126	27,326	0.52%
Waste Management, Inc.	Capital goods	163	27,261	0.52%
Atmos Energy Corp.	Utilities and power	260	27,247	0.52%
Masco Corp.	Consumer cyclicals	388	27,240	0.52%
Nutrien, Ltd. (Canada)	Basic materials	360	27,063	0.52%
Fastenal Co.	Consumer staples	422	27,021	0.52%
Wheaton Precious Metals Corp. (Canada)	Basic materials	627	26,926	0.51%
S&P Global, Inc.	Consumer cyclicals	57	26,896	0.51%
D.R. Horton, Inc.	Consumer cyclicals	247	26,770	0.51%
Ceridian HCM Holding, Inc.	Technology	255	26,664	0.51%
Equifax, Inc.	Consumer cyclicals	90	26,454	0.51%
Royalty Pharma PLC Class A	Health care	652	25,974	0.50%
BHP Group, Ltd. (Australia)	Basic materials	853	25,760	0.49%
Tokio Marine Holdings, Inc. (Japan)	Financials	462	25,697	0.49%
Pioneer Natural Resources Co.	Energy	137	24,978	0.48%
Broadridge Financial Solutions, Inc.	Financials	136	24,925	0.48%
Valero Energy Corp.	Energy	331	24,857	0.48%
VF Corp.	Consumer cyclicals	339	24,825	0.47%
Equinix, Inc.	Communication services	29	24,808	0.47%
Lucid Group, Inc.	Consumer cyclicals	652	24,806	0.47%

Putnam VT Global Asset Allocation Fund 31

A BASKET (GSGLPWDS) OF COMMON STOCKS cont.
				Percentage
Common stocks	Sector	Shares	Value	value
ORIX Corp. (Japan)	Financials	1,212	$24,728	0.47%
REA Group, Ltd. (Australia)	Technology	202	24,676	0.47%
Waste Connections, Inc.	Capital goods	181	24,675	0.47%
CyberArk Software, Ltd. (Israel)	Technology	142	24,634	0.47%
CIE Generale Des Etablissements Michelin SCA (France)	Consumer cyclicals	150	24,600	0.47%
Ferguson PLC (United Kingdom)	Consumer staples	138	24,472	0.47%
Lonza Group AG (Switzerland)	Health care	29	24,382	0.47%
Essity AB Class B (Sweden)	Consumer staples	745	24,361	0.47%
AVEVA Group PLC (United Kingdom)	Technology	528	24,325	0.46%
Aon PLC	Financials	80	24,112	0.46%
Westinghouse Air Brake Technologies Corp.	Transportation	260	23,965	0.46%
M3, Inc. (Japan)	Health care	475	23,899	0.46%
Kubota Corp. (Japan)	Capital goods	1,076	23,896	0.46%
BNP Paribas SA (France)	Financials	344	23,784	0.45%
Epiroc AB Class A (Sweden)	Capital goods	937	23,757	0.45%
Jacobs Engineering Group, Inc.	Capital goods	170	23,703	0.45%
Avantor, Inc.	Health care	562	23,684	0.45%
Compagnie De Saint-Gobain (France)	Basic materials	334	23,538	0.45%
Check Point Software Technologies, Ltd. (Israel)	Technology	202	23,511	0.45%
Trend Micro, Inc. (Japan)	Technology	421	23,363	0.45%
Cooper Cos., Inc. (The)	Health care	56	23,325	0.45%

CENTRALLY CLEARED TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 12/31/21
		Upfront		Payments	Total return	Unrealized
		premium	Termination	received (paid)	received by	appreciation/
Notional amount	Value	received (paid)	date	by fund	or paid by fund	(depreciation)
$2,516,000	$97,872	$8,141	1/15/32	2.78% — At maturity	USA Non-revised Consumer	$(89,731)
					Price Index-Urban (CPI-U) —
					At maturity
7,904,000	205,978	3,336	9/13/26	2.7375% — At maturity	USA Non-revised Consumer	(202,643)
					Price Index-Urban (CPI-U) —
					At maturity
Total		$11,477				$(292,374)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/21
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Bank of America N.A.
CMBX NA BBB–.6 Index	B+/P	$273	$3,996	$1,118	5/11/63	300 bp — Monthly	$(842)
CMBX NA BBB–.6 Index	B+/P	482	7,993	2,236	5/11/63	300 bp — Monthly	(1,750)
CMBX NA BBB–.6 Index	B+/P	926	14,986	4,193	5/11/63	300 bp — Monthly	(3,258)
CMBX NA BBB–.6 Index	B+/P	913	15,986	4,473	5/11/63	300 bp — Monthly	(2,878)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	120	1,000	98	5/11/63	200 bp — Monthly	22
CMBX NA A.6 Index	BBB+/P	2,681	22,000	2,154	5/11/63	200 bp — Monthly	536
CMBX NA A.6 Index	BBB+/P	3,215	27,000	2,643	5/11/63	200 bp — Monthly	582
CMBX NA A.6 Index	BBB+/P	5,330	45,000	4,406	5/11/63	200 bp — Monthly	942
CMBX NA BB.11 Index	BB–/P	1,130	2,000	183	11/18/54	500 bp — Monthly	949
CMBX NA BB.6 Index	B-/P	2,008	13,440	5,923	5/11/63	500 bp — Monthly	(3,902)
CMBX NA BB.7 Index	B/P	970	19,000	6,405	1/17/47	500 bp — Monthly	(5,417)
CMBX NA BB.9 Index	B/P	817	4,000	924	9/17/58	500 bp — Monthly	(103)
CMBX NA BBB–.10 Index	BB+/P	545	5,000	447	11/17/59	300 bp — Monthly	101
CMBX NA BBB–.11 Index	BBB–/P	63	1,000	47	11/18/54	300 bp — Monthly	16
CMBX NA BBB–.12 Index	BBB–/P	118	2,000	103	8/17/61	300 bp — Monthly	16

32 Putnam VT Global Asset Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/21 cont.
		Upfront
		premium			Termi-		Unrealized
Swap counterparty/		received	Notional		nation	Payments	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	received by fund	(depreciation)
Credit Suisse International
CMBX NA A.7 Index	BBB+/P	$37	$1,000	$61	1/17/47	200 bp — Monthly	$(24)
CMBX NA A.7 Index	BBB+/P	291	7,000	426	1/17/47	200 bp — Monthly	(132)
CMBX NA BB.7 Index	B/P	401	3,000	1,011	1/17/47	500 bp — Monthly	(607)
CMBX NA BBB–.6 Index	B+/P	3,665	38,965	10,902	5/11/63	300 bp — Monthly	(7,215)
CMBX NA BBB–.7 Index	BB–/P	237	3,000	602	1/17/47	300 bp — Monthly	(364)
CMBX NA BBB–.7 Index	BB–/P	1,379	21,000	4,217	1/17/47	300 bp — Monthly	(2,825)
Goldman Sachs International
CMBX NA A.13 Index	A-/P	(5)	1,000	11	12/16/72	200 bp — Monthly	6
CMBX NA A.6 Index	BBB+/P	86	1,000	98	5/11/63	200 bp — Monthly	(12)
CMBX NA A.6 Index	BBB+/P	676	11,000	1,077	5/11/63	200 bp — Monthly	(396)
CMBX NA BBB–.14 Index	BBB–/P	45	1,000	47	12/16/72	300 bp — Monthly	(1)
CMBX NA BBB–.6 Index	B+/P	99	1,998	559	5/11/63	300 bp — Monthly	(459)
CMBX NA BBB–.6 Index	B+/P	563	5,995	1,677	5/11/63	300 bp — Monthly	(1,111)
CMBX NA BBB–.6 Index	B+/P	1,353	17,984	5,032	5/11/63	300 bp — Monthly	(3,668)
CMBX NA BBB–.7 Index	BB–/P	887	12,000	2,410	1/17/47	300 bp — Monthly	(1,516)
JPMorgan Securities LLC
CMBX NA A.13 Index	A-/P	242	3,000	33	12/16/72	200 bp — Monthly	276
CMBX NA BB.6 Index	B-/P	3,089	5,760	2,538	5/11/63	500 bp — Monthly	556
CMBX NA BBB–.12 Index	BBB–/P	63	1,000	52	8/17/61	300 bp — Monthly	12
CMBX NA BBB–.13 Index	BBB–/P	92	1,000	52	12/16/72	300 bp — Monthly	41
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(17)	2,000	22	12/16/72	200 bp — Monthly	6
CMBX NA BB.6 Index	B-/P	737	2,880	1,269	5/11/63	500 bp — Monthly	(530)
CMBX NA BB.6 Index	B-/P	1,478	5,760	2,538	5/11/63	500 bp — Monthly	(1,054)
CMBX NA BBB–.12 Index	BBB–/P	59	1,000	52	8/17/61	300 bp — Monthly	8
CMBX NA BBB–.12 Index	BBB–/P	215	5,000	258	8/17/61	300 bp — Monthly	(40)
Upfront premium received		35,285	Unrealized appreciation				4,069
Upfront premium (paid)		(22)	Unrealized (depreciation)				(38,104)
Total		$35,263	Total				$(34,035)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/21
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc.
CMBX NA BB.10 Index	$(1,688)	$7,000	$1,929	11/17/59	(500 bp) — Monthly	$234
CMBX NA BB.10 Index	(1,785)	7,000	1,929	11/17/59	(500 bp) — Monthly	137
CMBX NA BB.10 Index	(219)	2,000	551	11/17/59	(500 bp) — Monthly	330
CMBX NA BB.10 Index	(209)	2,000	551	11/17/59	(500 bp) — Monthly	340
CMBX NA BB.8 Index	(248)	1,933	732	10/17/57	(500 bp) — Monthly	481
CMBX NA BB.9 Index	(81)	2,000	462	9/17/58	(500 bp) — Monthly	379
CMBX NA BB.9 Index	(103)	1,000	231	9/17/58	(500 bp) — Monthly	127
CMBX NA BBB–.10 Index	(437)	2,000	179	11/17/59	(300 bp) — Monthly	(259)
CMBX NA BBB–.10 Index	(127)	1,000	89	11/17/59	(300 bp) — Monthly	(39)
CMBX NA BBB–.12 Index	(60)	1,000	52	8/17/61	(300 bp) — Monthly	(9)
CMBX NA BBB–.12 Index	(352)	1,000	52	8/17/61	(300 bp) — Monthly	(301)
CMBX NA BBB–.6 Index	(700)	10,990	3,075	5/11/63	(300 bp) — Monthly	2,368
CMBX NA BBB–.6 Index	(2,545)	7,993	2,236	5/11/63	(300 bp) — Monthly	(313)
CMBX NA BBB–.6 Index	(849)	2,997	839	5/11/63	(300 bp) — Monthly	(12)

Putnam VT Global Asset Allocation Fund 33

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/21 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB–.6 Index	$(556)	$1,998	$559	5/11/63	(300 bp) — Monthly	$2
CMBX NA BBB–.8 Index	(316)	2,000	272	10/17/57	(300 bp) — Monthly	(45)
CMBX NA BBB–.8 Index	(317)	2,000	272	10/17/57	(300 bp) — Monthly	(46)
CMBX NA BBB–.8 Index	(266)	2,000	272	10/17/57	(300 bp) — Monthly	5
CMBX NA BBB–.8 Index	(313)	2,000	272	10/17/57	(300 bp) — Monthly	(41)
CMBX NA BBB–.8 Index	(286)	2,000	272	10/17/57	(300 bp) — Monthly	(15)
CMBX NA BBB–.8 Index	(157)	1,000	136	10/17/57	(300 bp) — Monthly	(21)
Credit Suisse International
CMBX NA BB.10 Index	(476)	4,000	1,102	11/17/59	(500 bp) — Monthly	622
CMBX NA BB.10 Index	(534)	4,000	1,102	11/17/59	(500 bp) — Monthly	564
CMBX NA BB.10 Index	(249)	2,000	551	11/17/59	(500 bp) — Monthly	300
CMBX NA BB.7 Index	(512)	27,840	12,269	5/11/63	(500 bp) — Monthly	11,730
CMBX NA BB.7 Index	(1,291)	7,000	2,360	1/17/47	(500 bp) — Monthly	1,062
CMBX NA BB.7 Index	(1,151)	7,000	2,360	1/17/47	(500 bp) — Monthly	1,201
Goldman Sachs International
CMBX NA BB.7 Index	(2,234)	11,000	3,708	1/17/47	(500 bp) — Monthly	1,464
CMBX NA BB.7 Index	(983)	6,000	2,023	1/17/47	(500 bp) — Monthly	1,034
CMBX NA BB.8 Index	(720)	1,933	732	10/17/57	(500 bp) — Monthly	10
CMBX NA BB.8 Index	(340)	966	366	10/17/57	(500 bp) — Monthly	25
CMBX NA BB.8 Index	(113)	966	366	10/17/57	(500 bp) — Monthly	252
CMBX NA BBB–.10 Index	(1,312)	6,000	536	11/17/59	(300 bp) — Monthly	(779)
CMBX NA BBB–.10 Index	(624)	4,000	358	11/17/59	(300 bp) — Monthly	(268)
CMBX NA BBB–.12 Index	(780)	4,000	206	8/17/61	(300 bp) — Monthly	(576)
CMBX NA BBB–.6 Index	(3,543)	12,988	3,634	5/11/63	(300 bp) — Monthly	84
CMBX NA BBB–.6 Index	(400)	7,993	2,236	5/11/63	(300 bp) — Monthly	1,831
CMBX NA BBB–.8 Index	(129)	1,000	136	10/17/57	(300 bp) — Monthly	6
JPMorgan Securities LLC
CMBX NA A.7 Index	(169)	8,000	486	1/17/47	(200 bp) — Monthly	315
CMBX NA BB.17 Index	(490)	1,000	337	1/17/47	(500 bp) — Monthly	(154)
CMBX NA BBB–.10 Index	(2,613)	23,000	2,056	11/17/59	(300 bp) — Monthly	(570)
CMBX NA BBB–.10 Index	(563)	2,000	179	11/17/59	(300 bp) — Monthly	(386)
CMBX NA BBB–.10 Index	(298)	1,000	89	11/17/59	(300 bp) — Monthly	(209)
CMBX NA BBB–.10 Index	(165)	1,000	89	11/17/59	(300 bp) — Monthly	(76)
CMBX NA BBB–.11 Index	(202)	1,000	47	11/18/54	(300 bp) — Monthly	(155)
CMBX NA BBB–.6 Index	(15,346)	47,957	13,418	5/11/63	(300 bp) — Monthly	(1,955)
CMBX NA BBB–.7 Index	(6,573)	28,000	5,622	1/17/47	(300 bp) — Monthly	(967)
Merrill Lynch International
CMBX NA BB.10 Index	(228)	4,000	1,102	11/17/59	(500 bp) — Monthly	871
CMBX NA BB.11 Index	(494)	1,000	92	11/18/54	(500 bp) — Monthly	(404)
CMBX NA BBB–.7 Index	(328)	4,000	803	1/17/47	(300 bp) — Monthly	473
CMBX NA BBB–.9 Index	(185)	1,000	94	9/17/58	(300 bp) — Monthly	(92)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(483)	5,000	490	5/11/63	(200 bp) — Monthly	5
CMBX NA BB.10 Index	(210)	2,000	551	11/17/59	(500 bp) — Monthly	339
CMBX NA BB.10 Index	(470)	2,000	551	11/17/59	(500 bp) — Monthly	79
CMBX NA BB.7 Index	(804)	4,000	1,348	1/17/47	(500 bp) — Monthly	540
CMBX NA BB.7 Index	(193)	1,000	337	1/17/47	(500 bp) — Monthly	143
CMBX NA BB.9 Index	(61)	1,000	231	9/17/58	(500 bp) — Monthly	169
CMBX NA BBB–.10 Index	(6,792)	39,000	3,487	11/17/59	(300 bp) — Monthly	(3,328)
CMBX NA BBB–.10 Index	(970)	6,000	536	11/17/59	(300 bp) — Monthly	(437)
CMBX NA BBB–.10 Index	(859)	6,000	536	11/17/59	(300 bp) — Monthly	(326)
CMBX NA BBB–.10 Index	(260)	3,000	268	11/17/59	(300 bp) — Monthly	7
CMBX NA BBB–.10 Index	(240)	2,000	179	11/17/59	(300 bp) — Monthly	(62)

34 Putnam VT Global Asset Allocation Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 12/31/21 cont.
	Upfront
	premium			Termi-	Payments	Unrealized
Swap counterparty/	received	Notional		nation	(paid)	appreciation/
Referenced debt*	(paid)**	amount	Value	date	by fund	(depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB–.10 Index	$(218)	$1,000	$89	11/17/59	(300 bp) — Monthly	$(129)
CMBX NA BBB–.13 Index	(62)	1,000	52	12/16/72	(300 bp) — Monthly	(11)
CMBX NA BBB–.7 Index	(408)	4,000	803	1/17/47	(300 bp) — Monthly	393
CMBX NA BBB–.8 Index	(429)	3,000	408	10/17/57	(300 bp) — Monthly	(23)
CMBX NA BBB–.8 Index	(254)	2,000	272	10/17/57	(300 bp) — Monthly	17
CMBX NA BBB–.8 Index	(254)	2,000	272	10/17/57	(300 bp) — Monthly	17
CMBX NA BBB–.8 Index	(311)	2,000	272	10/17/57	(300 bp) — Monthly	(40)
CMBX NA BBB–.8 Index	(155)	1,000	136	10/17/57	(300 bp) — Monthly	(19)
CMBX NA BBB–.8 Index	(156)	1,000	136	10/17/57	(300 bp) — Monthly	(21)
CMBX NA BBB–.8 Index	(156)	1,000	136	10/17/57	(300 bp) — Monthly	(20)
CMBX NA BBB–.8 Index	(157)	1,000	136	10/17/57	(300 bp) — Monthly	(21)
Upfront premium received	—		Unrealized appreciation			27,956
Upfront premium (paid)	(68,561)		Unrealized (depreciation)			(12,129)
Total	$(68,561)		Total			$15,827

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 12/31/21
		Upfront
		premium			Termi-	Payments	Unrealized
		received	Notional		nation	received	appreciation/
Referenced debt*	Rating***	(paid)**	amount	Value	date	by fund	(depreciation)
NA HY Series 37 Index	B+/P	$(42,420)	$449,000	$40,971	12/20/26	500 bp —	$(700)
						Quarterly
NA IG Series 37 Index	BBB+/P	(110,199)	4,400,000	107,448	12/20/26	100 bp —	(1,285)
						Quarterly
Total		$(152,619)					$(1,985)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at December 31, 2021. Securities rated by Fitch are indicated by “/F.” Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

Putnam VT Global Asset Allocation Fund 35

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks*:
Basic materials	$2,869,994	$272,933	$—
Capital goods	5,369,518	247,873	—
Communication services	1,782,548	304,818	—
Conglomerates	378,207	—	—
Consumer cyclicals	11,374,261	1,019,077	—
Consumer staples	6,620,649	258,541	—
Energy	2,047,918	—	38
Financials	12,392,440	969,226	—
Government	25,291	—	—
Health care	11,249,135	159,452	—
Technology	29,865,201	906,761	—
Transportation	1,438,081	188,690	—
Utilities and power	2,644,023	246,657	—
Total common stocks	88,057,266	4,574,028	38
Asset-backed securities	—	407,807	—
Convertible bonds and notes	—	24,057	—
Corporate bonds and notes	—	18,405,505	—
Foreign government and agency bonds and notes	—	588,987	—
Mortgage-backed securities	—	4,041,959	—
Senior loans	—	499,347	—
U.S. government and agency mortgage obligations	—	18,598,713	—
Short-term investments	—	6,903,876	—
Totals by level	$88,057,266	$54,044,279	$38

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$7,856	$—
Futures contracts	(292,889)	—	—
TBA sale commitments	—	(6,150,369)	—
Interest rate swap contracts	—	16,775	—
Total return swap contracts	—	(311,532)	—
Credit default contracts	—	165,724	—
Totals by level	$(292,889)	$(6,271,546)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

36 Putnam VT Global Asset Allocation Fund

Statement of assets and liabilities
12/31/21

Assets
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $105,532,433)	$137,135,415
Affiliated issuers (identified cost $4,966,168) (Note 5)	4,966,168
Cash	9,775
Foreign currency (cost $9,324) (Note 1)	9,088
Dividends, interest and other receivables	372,809
Foreign tax reclaim	34,110
Receivable for shares of the fund sold	2,071
Receivable for investments sold	3,511,797
Receivable for sales of TBA securities (Note 1)	6,151,896
Receivable for variation margin on futures contracts (Note 1)	90,738
Receivable for variation margin on centrally cleared swap contracts (Note 1)	16,271
Unrealized appreciation on forward currency contracts (Note 1)	423,816
Unrealized appreciation on OTC swap contracts (Note 1)	168,392
Premium paid on OTC swap contracts (Note 1)	68,583
Total assets	152,960,929

Liabilities
Payable for investments purchased	2,161,273
Payable for purchases of TBA securities (Note 1)	13,535,629
Payable for shares of the fund repurchased	26,073
Payable for compensation of Manager (Note 2)	63,825
Payable for custodian fees (Note 2)	17,978
Payable for investor servicing fees (Note 2)	15,206
Payable for Trustee compensation and expenses (Note 2)	110,482
Payable for administrative services (Note 2)	1,402
Payable for distribution fees (Note 2)	8,662
Payable for variation margin on futures contracts (Note 1)	22,583
Payable for variation margin on centrally cleared swap contracts (Note 1)	14,926
Unrealized depreciation on OTC swap contracts (Note 1)	194,281
Premium received on OTC swap contracts (Note 1)	35,285
Unrealized depreciation on forward currency contracts (Note 1)	415,960
TBA sale commitments, at value (proceeds receivable $6,146,563) (Note 1)	6,150,369
Other accrued expenses	113,651
Total liabilities	22,887,585

Net assets	$130,073,344

Represented by
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$87,554,832
Total distributable earnings (Note 1)	42,518,512
Total — Representing net assets applicable to capital shares outstanding	$130,073,344

Computation of net asset value Class IA
Net assets	$89,120,102
Number of shares outstanding	4,445,837
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.05

Computation of net asset value Class IB
Net assets	$40,953,242
Number of shares outstanding	2,013,566
Net asset value, offering price and redemption price per share (net assets divided by number of shares outstanding)	$20.34

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 37

Statement of operations
Year ended 12/31/21

Investment income
Dividends (net of foreign tax of $30,940)	$1,506,230
Interest (net of foreign tax of $60 ) (including interest income of $9,260 from investments in affiliated issuers) (Note 5)	1,045,515
Securities lending (net of expenses) (Notes 1 and 5)	1,038
Total investment income	2,552,783

Expenses
Compensation of Manager (Note 2)	751,820
Investor servicing fees (Note 2)	90,592
Custodian fees (Note 2)	76,085
Trustee compensation and expenses (Note 2)	5,131
Distribution fees (Note 2)	101,254
Administrative services (Note 2)	3,247
Auditing and tax fees	117,923
Other	41,701
Total expenses	1,187,753

Expense reduction (Note 2)	(38)
Net expenses	1,187,715

Net investment income	1,365,068

Realized and unrealized gain (loss)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	14,188,951
Foreign currency transactions (Note 1)	(7,230)
Forward currency contracts (Note 1)	(390,899)
Futures contracts (Note 1)	(3,202,351)
Swap contracts (Note 1)	471,057
Written options (Note 1)	(5,512)
Total net realized gain	11,054,016
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	5,396,989
Assets and liabilities in foreign currencies	(1,926)
Forward currency contracts	(142,683)
Futures contracts	(262,809)
Swap contracts	(365,058)
Total change in net unrealized appreciation	4,624,513

Net gain on investments	15,678,529

Net increase in net assets resulting from operations	$17,043,597

The accompanying notes are an integral part of these financial statements.

38 Putnam VT Global Asset Allocation Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/21	12/31/20
Increase in net assets
Operations:
Net investment income	$1,365,068	$1,472,756
Net realized gain on investments and foreign currency transactions	11,054,016	2,846,902
Change in net unrealized appreciation of investments and assets and liabilities in foreign currencies	4,624,513	9,754,339
Net increase in net assets resulting from operations	17,043,597	14,073,997
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class IA	(829,820)	(1,802,438)
Class IB	(277,928)	(649,646)
Net realized short-term gain on investments
Class IA	(1,321,221)	(140,974)
Class IB	(582,424)	(58,115)
From net realized long-term gain on investments
Class IA	(1,005,982)	(1,485,248)
Class IB	(443,459)	(612,287)
Decrease from capital share transactions (Note 4)	(8,671,578)	(8,657,923)
Total increase in net assets	3,911,185	667,366
Net assets:
Beginning of year	126,162,159	125,494,793
End of year	$130,073,344	$126,162,159

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Asset Allocation Fund 39

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:
Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Non-recurring reimbursements	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[b,d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)[e]
Class IA
12/31/21	$18.21	.22	2.30	2.52	(.18)	(.50)	(.68)	—	$20.05	14.25	$89,120.84		1.13	306
12/31/20	16.95	.22	1.72	1.94	(.36)	(.32)	(.68)	—	18.21	12.58	87,732.86		1.32	320
12/31/19	15.17	.32	2.26	2.58	(.29)	(.51)	(.80)	—	16.95	17.42	88,722	.86[f]	1.98[f]	164
12/31/18	18.14	.33	(1.53)	(1.20)	(.38)	(1.39)	(1.77)	—	15.17	(7.02)	86,731.85		1.97	132
12/31/17	16.55	.32	2.18	2.50	(.30)	(.61)	(.91)	—[g]	18.14	15.67	104,826.86		1.87	208
Class IB
12/31/21	$18.47	.17	2.34	2.51	(.14)	(.50)	(.64)	—	$20.34	13.95	$40,953	1.09	.88	306
12/31/20	17.17	.18	1.75	1.93	(.31)	(.32)	(.63)	—	18.47	12.31	38,431	1.11	1.06	320
12/31/19	15.35	.28	2.29	2.57	(.24)	(.51)	(.75)	—	17.17	17.13	36,773	1.11[f]	1.72[f]	164
12/31/18	18.33	.29	(1.54)	(1.25)	(.34)	(1.39)	(1.73)	—	15.35	(7.26)	36,889	1.10	1.71	132
12/31/17	16.72	.28	2.20	2.48	(.26)	(.61)	(.87)	—[g]	18.33	15.34	46,701	1.11	1.61	208

a Per share net investment income (loss) has been determined on the basis of weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

e Portfolio turnover includes TBA purchase and sale commitments.

f Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of average
net assets
December 31, 2019	0.01%

g Reflects a non-recurring reimbursement purusant to a settlement between the Securities and Exchange Commission (the SEC) and Countrywide Financial which amounted to less than $0.01 per share outstanding on November 29, 2017.

The accompanying notes are an integral part of these financial statements.

40 Putnam VT Global Asset Allocation Fund

Notes to financial statements 12/31/21

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from January 1, 2021 through December 31, 2021.

Putnam VT Global Asset Allocation Fund (the fund) is a diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek long-term return consistent with preservation of capital. The fund invests a majority of its assets in a diversified portfolio of equity securities (growth or value stocks or both) of both U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. The fund also invests in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. Putnam Management may also select other investments that do not fall within these asset classes. Putnam Management may also use to a significant extent derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class  IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Putnam VT Global Asset Allocation Fund 41

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance returns on securities owned, to enhance the return on a security owned, to gain exposure to securities and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates, and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount to, hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a

42 Putnam VT Global Asset Allocation Fund

master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to manage exposure to specific securities, to gain exposure to a basket of securities, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Putnam VT Global Asset Allocation Fund 43

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $112,844 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $111,000 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from unrealized gains and losses on certain futures contracts, from unrealized gains and losses on passive foreign investment companies, from income on swap contracts and from interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $519,724 to increase undistributed net investment income, $264 to increase paid-in capital and $519,988 to decrease accumulated net realized gain.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$34,586,363
Unrealized depreciation	(3,781,009)
Net unrealized appreciation	30,805,354
Undistributed ordinary income	1,551,099
Undistributed long-term gains	6,190,719
Undistributed short-term gains	3,988,691
Cost for federal income tax purposes	$104,731,794

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 40.2% of the fund is owned by accounts of one insurance company.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.750%	of the first $5 billion,
0.700%	of the next $5 billion,
0.650%	of the next $10 billion,
0.600%	of the next $10 billion,
0.550%	of the next $50 billion,
0.530%	of the next $50 billion,
0.520%	of the next $100 billion and
0.515%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.581% of the fund’s average net assets.

Putnam Management has contractually agreed, through April 30, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period.

44 Putnam VT Global Asset Allocation Fund

During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.07% of the fund’s average daily net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class IA	$62,245
Class IB	28,347
Total	$90,592

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $38 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $85, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class  IB shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares. The expenses related to distribution fees during the reporting period are included in Distribution fees in the Statement of operations.

Note 3 — Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of	Proceeds
	purchases	from sales
Investments in securities, including
TBA commitments (Long-term)	$383,656,204	$394,690,543
U.S. government securities
(Long-term)	—	—
Total	$383,656,204	$394,690,543

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4 — Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

		Class IA shares				Class IB shares
	Year ended 12/31/21		Year ended 12/31/20		Year ended 12/31/21		Year ended 12/31/20
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	49,948	$969,656	18,982	$304,927	123,789	$2,411,525	178,196	$2,872,126
Shares issued in connection with
reinvestment of distributions	174,614	3,157,023	241,285	3,428,660	70,975	1,303,811	91,416	1,320,048
	224,562	4,126,679	260,267	3,733,587	194,764	3,715,336	269,612	4,192,174
Shares repurchased	(597,137)	(11,388,139)	(677,450)	(11,085,478)	(262,182)	(5,125,454)	(330,594)	(5,498,206)
Net decrease	(372,575)	$(7,261,460)	(417,183)	$(7,351,891)	(67,418)	$(1,410,118)	(60,982)	$(1,306,032)

Putnam VT Global Asset Allocation Fund 45

Note 5 — Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares outstanding
	Fair value as of				and fair value as of
Name of affiliate	12/31/20	Purchase cost	Sale proceeds	Investment income	12/31/21
Short-term investments
Putnam Cash Collateral Pool, LLC*	$895,250	$5,880,463	$6,775,713	$404	$—
Putnam Short Term Investment
Fund**	14,566,068	18,038,927	27,638,827	9,260	4,966,168
Total Short-term investments	$15,461,318	$23,919,390	$34,414,540	$9,664	$4,966,168

*No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

**Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6 — Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021. LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. The transition process might lead to increased volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7 — Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8 — Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$3,100,000
Written currency option contracts (contract amount)	$3,100,000
Futures contracts (number of contracts)	400
Forward currency contracts (contract amount)	$69,900,000
Centrally cleared interest rate swap contracts (notional)	$15,300,000
OTC total return swap contracts (notional)	$13,300,000
Centrally cleared total return swap contracts (notional)	$11,300,000
OTC credit default contracts (notional)	$840,000
Centrally cleared credit default contracts (notional)	$6,400,000

46 Putnam VT Global Asset Allocation Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives
Derivatives not accounted for as hedging	Statement of assets and		Statement of assets and
instruments under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Receivables, Net assets —
Credit contracts	Unrealized appreciation	$235,090*	Payables	$69,366
Foreign exchange contracts	Receivables	423,816	Payables	415,960
	Receivables, Net assets —		Payables, Net assets —
Equity contracts	Unrealized appreciation	196,623*	Unrealized depreciation	530,309*
	Receivables, Net assets —		Payables, Net assets —
Interest rate contracts	Unrealized appreciation	176,044*	Unrealized depreciation	430,004*
Total		$1,031,573		$1,445,639

*Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging			Forward currency
instruments under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(505,750)	$(505,750)
Foreign exchange contracts	(11,093)	—	(390,899)	—	$(401,992)
Equity contracts	—	(2,710,306)	—	139,872	$(2,570,434)
Interest rate contracts	—	(492,045)	—	836,935	$344,890
Total	$(11,093)	$(3,202,351)	$(390,899)	$471,057	$(3,133,286)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging		Forward currency
instruments under ASC 815	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$(26,064)	$(26,064)
Foreign exchange contracts	—	(142,683)	—	$(142,683)
Equity contracts	(341,350)	—	(40,175)	$(381,525)
Interest rate contracts	78,541	—	(298,819)	$(220,278)
Total	$(262,809)	$(142,683)	$(365,058)	$(770,550)

Putnam VT Global Asset Allocation Fund 47

Note 9 — Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto-Dominion Bank	UBS AG	WestPac Banking Corp.	Total
Assets:
Centrally cleared interest rate
swap contracts§	$—	$—	$12,807	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$12,807
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	136,367	—	—	—	—	—	—	—	—	—	—	136,367
Centrally cleared total return
swap contracts§	—	—	1,996	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,996
OTC Credit default contracts —
protection sold*#	—	—	—	—	—	—	—	11	—	—	34	—	23	—	—	—	—	—	68
OTC Credit default contracts -
protection purchased*#	—	—	—	—	—	14,916	19,692	14,261	—	—	22,262	2,083	11,174	—	—	—	—	—	84,388
Centrally cleared credit
default contracts§	—	—	1,468	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1,468
Futures contracts§	—	—	—	53,502	—	—	—	—	—	—	37,236	—	—	—	—	—	—	—	90,738
Forward currency contracts#	29,637	36,442	—	—	36,194	—	1,902	43,631	15,357	34,373	—	—	22,805	17,153	72,935	48,031	59,956	5,400	423,816
Total Assets	$29,637	$36,442	$16,271	$53,502	$36,194	$14,916	$21,594	$194,270	$15,357	$34,373	$59,532	$2,083	$34,002	$17,153	$72,935	$48,031	$59,956	$5,400	$751,648
Liabilities:
Centrally cleared interest rate
swap contracts§	—	—	14,926	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	14,926
OTC Total return
swap contracts*#	—	—	—	—	—	—	—	144,048	—	—	—	—	—	—	—	—	—	—	144,048
Centrally cleared total return
swap contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default contracts —
protection sold*#	11,322	—	—	—	—	23,255	17,177	10,872	—	—	2,635	—	4,105	—	—	—	—	—	69,366
OTC Credit default contracts —
protection purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Centrally cleared credit
default contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	9,020	—	—	—	—	—	—	13,563	—	—	—	—	—	—	—	22,583
Forward currency contracts#	8,880	9,296	—	—	17,602	—	16,530	27,460	19,670	70,693	—	—	63,468	11,566	85,348	30,145	44,127	11,175	415,960
Total Liabilities	$20,202	$9,296	$14,926	$9,020	$17,602	$23,255	$33,707	$182,380	$19,670	$70,693	$16,198	$—	$67,573	$11,566	$85,348	$30,145	$44,127	$11,175	$666,883
Total Financial and Derivative
Net Assets	$9,435	$27,146	$1,345	$44,482	$18,592	$(8,339)	$(12,113)	$11,890	$(4,313)	$(36,320)	$43,334	$2,083	$(33,571)	$5,587	$(12,413)	$17,886	$15,829	$(5,775)	$84,765
Total collateral received
(pledged)†##	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(33,571)	$—	$—	$—	$—	$—
Net amount	$9,435	$27,146	$1,345	$44,482	$18,592	$(8,339)	$(12,113)	$11,890	$(4,313)	$(36,320)	$43,334	$2,083	$—	$5,587	$(12,413)	$17,886	$15,829	$(5,775)
Controlled collateral received
(including TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including
TBA commitments)**	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(111,000)	$—	$—	$—	$—	$—	$(111,000)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,171,732 and $483,924, respectively.

48 Putnam VT Global Asset Allocation Fund	Putnam VT Global Asset Allocation Fund 49

Note 10 — New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $6,822,496 as a capital gain dividend with respect to the taxable year ended December 31, 2021, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 32.63% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

50 Putnam VT Global Asset Allocation Fund

About the Trustees

Name Year of birth Position held	Principal occupations during past five years	Other directorships	
Independent Trustees			
Liaquat Ahamed Born 1952 Trustee since 2012	Author; won Pulitzer Prize for *Lords of Finance: The Bankers Who Broke the World.*	Chairman of the Sun Valley Writers Conference, a literary not-for-profit organization, and a Trustee of the Journal of Philosophy.	
Ravi Akhoury Born 1947 Trustee since 2009	Private investor	Director of English Helper, Inc., a private software company; Trustee of the Rubin Museum, serving on the Investment Committee; and previously a Director of RAGE Frameworks, Inc.	
Barbara M. Baumann Born 1955 Trustee since 2010	President of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects.	Director of Devon Energy Corporation, a publicly traded independent natural gas and oil exploration and production company; Director of National Fuel Gas Company, a publicly traded energy company that engages in the production, gathering, transportation, distribution, and marketing of natural gas; Senior Advisor to the energy private equity firm First Reserve; Director of Ascent Resources, LLC, a private independent exploration and production company; Director of Texas American Resources Company II, a private, independent oil and gas exploration and production company; member of the Finance Committee of the Children's Hospital of Colorado; member of the Investment Committee of the Board of The Denver Foundation; and previously a Director of publicly traded companies Buckeye Partners LP, UNS Energy Corporation, CVR Energy Company, and SM Energy Corporation.	
Katinka Domotorffy Born 1975 Trustee since 2012	Voting member of the Investment Committees of the Anne Ray Foundation and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies.	Director of the Great Lakes Science Center and of College Now Greater Cleveland.	
Catharine Bond Hill Born 1954 Trustee since 2017	Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, the 10th president of Vassar College.	Director of Yale-NUS College and Trustee of Yale University.	
Paul L. Joskow Born 1947 Trustee since 1997	The Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). From 2008 to 2017, the President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education on issues related to science, technology, and economic performance.	Vice Chair of the Board of Directors of the Whitehead Institute for Biomedical Research, a non-profit biomedical research institute; a Director of Exelon Corporation, an energy company focused on power services; and a member Emeritus of the Board of Advisors of the Boston Symphony Orchestra.	
Kenneth R. Leibler Born 1949 Trustee since 2006 Vice Chair from 2016 to 2018, and Chair since 2018	Vice Chairman Emeritus of the Board of Trustees of Beth Israel Deaconess Hospital in Boston. Member of the Investment Committee of the Boston Arts Academy Foundation.	Director of Eversource Corporation, which operates New England's largest energy delivery system; previously the Chairman of the Boston Options Exchange, an electronic marketplace for the trading of listed derivatives securities; previously the Chairman and Chief Executive Officer of the Boston Stock Exchange; and previously the President and Chief Operating Officer of the American Stock Exchange.	
George Putnam, III Born 1951 Trustee since 1984	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research services, and President of New Generation Advisors, LLC, a registered investment adviser to private funds.	Director of The Boston Family Office, LLC, a registered investment advisor; a Trustee of the Gloucester Marine Genomics Institute; previously a Trustee of the Marine Biological Laboratory; and previously a Trustee of Epiphany School.

Putnam VT Global Asset Allocation Fund 51

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is 100 Federal Street, Boston, MA 02110.

As of December 31, 2021, there were 100 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

James F. Clark (Born 1974)	Richard T. Kircher (Born 1962)	Denere P. Poulack (Born 1968)
Vice President and Chief Compliance Officer	Vice President and BSA Compliance Officer	Assistant Vice President, Assistant Clerk,
Since 2016	Since 2019	and Assistant Treasurer
Chief Compliance Officer and Chief Risk Officer,	Assistant Director, Operational Compliance,	Since 2004
Putnam Investments, and Chief Compliance	Putnam Investments and Putnam
Officer, Putnam Management	Retail Management	Janet C. Smith (Born 1965)
Vice President, Principal Financial
Nancy E. Florek (Born 1957)	Martin Lemaire (Born 1984)	Officer, Principal Accounting Officer,
Vice President, Director of Proxy Voting	Vice President and Derivatives Risk Manager	and Assistant Treasurer
and Corporate Governance, Assistant Clerk,	Since 2022	Since 2007
and Assistant Treasurer	Risk Manager and Risk Analyst,	Head of Fund Administration Services, Putnam
Since 2000	Putnam Investments	Investments and Putnam Management

Michael J. Higgins (Born 1976)	Susan G. Malloy (Born 1957)	Stephen J. Tate (Born 1974)
Vice President, Treasurer, and Clerk	Vice President and Assistant Treasurer	Vice President and Chief Legal Officer
Since 2010	Since 2007	Since 2021
	Head of Accounting and Middle Office Services,	General Counsel, Putnam Investments, Putnam
Jonathan S. Horwitz (Born 1955)	Putnam Investments and Putnam Management	Management, and Putnam Retail Management
Executive Vice President, Principal Executive
Officer, and Compliance Liaison	Alan G. McCormack (Born 1964)	Mark C. Trenchard (Born 1962)
Since 2004	Vice President and Derivatives Risk Manager	Vice President
	Since 2022	Since 2002
	Head of Quantitative Equities and Risk,	Director of Operational Compliance, Putnam
	Putnam Investments	Investments and Putnam Retail Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is 100 Federal Street, Boston, MA 02110.

52 Putnam VT Global Asset Allocation Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT from the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investments	Kenneth R. Leibler, Chair
100 Federal Street	Mailing address:	Liaquat Ahamed
Boston, MA 02110	P.O. Box 219697	Ravi Akhoury
	Kansas City, MO 64121-9697	Barbara M. Baumann
Investment Sub-Advisors	1-800-225-1581	Katinka Domotorffy
Putnam Investments Limited		Catharine Bond Hill
16 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1ER	State Street Bank and Trust Company	George Putnam, III
Robert L. Reynolds
The Putnam Advisory Company, LLC	Legal Counsel	Manoj P. Singh
100 Federal Street	Ropes & Gray LLP	Mona K. Sutphen
Boston, MA 02110
Independent Registered
Marketing Services	Public Accounting Firm
Putnam Retail Management	PricewaterhouseCoopers LLP
Limited Partnership
100 Federal Street
Boston, MA 02110

The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam VT Global Asset Allocation Fund 53

This report has been prepared for the shareholders
of Putnam VT Global Asset Allocation Fund.	VTAN062 328341 2/22

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In April 2021, the Code of Ethics of Putnam Investments was amended. The key changes to the Code of Ethics are as follows: (i) Employees may invest in the Putnam Exchange Traded Funds (ETFs) with preclearing requirements for certain individuals (ii) All employees must hold Putnam ETFs in an approved Putnam broker (iii) All access persons must report Putnam ETF trades or holdings in the quarterly transaction report or annual holdings report.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit, Compliance and Risk Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each member of the Audit, Compliance and Risk Committee also possesses a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualifies him or her for service on the Committee. In addition, the Trustees have determined that each of Dr. Hill, Dr. Joskow, and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education; in the case of Dr. Joskow, including his experience serving on the audit committees of several public companies and institutions and his education and experience as an economist who studies companies and industries, routinely using public company financial statements in his research. The SEC has stated, and the funds’ amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Risk Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

December 31, 2021	$105,197	$ —	$10,053	$ —
December 31, 2020	$96,632	$ —	$8,998	$ —

For the fiscal years ended December 31, 2021 and December 31, 2020, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $303,473 and $622,692 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit, Compliance and Risk Committee. The Audit, Compliance and Risk Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Risk Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2–01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

December 31, 2021	$ —	$293,420	$ —	$ —
December 31, 2020	$ —	$613,694	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 25, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 25, 2022